Registration Nos. 033-43089
                                              811-06431

                Securities and Exchange Commission
                       Washington, DC 20549

                            FORM N-1A

                REGISTRATION STATEMENT UNDER THE
                      SECURITIES ACT OF 1933		[ ]


                 Pre-Effective Amendment No. ____	[ ]

                 Post-Effective Amendment No. 29	[x]

                              and/or

                 REGISTRATION STATEMENT UNDER THE
                  INVESTMENT COMPANY ACT OF 1940	[ ]


                         Amendment No. 31		[x]


                 (Check appropriate box or boxes)

                        MANAGERS TRUST II
--------------------------------------------------------------------
       (Exact Name of Registrant as Specified in Charter)

         40 Richards Avenue, Norwalk, Connecticut 06854
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             (Address of Principal Executive Offices)
                         1-(800) 252-0682

       (Registrant's Telephone Number, including area code)
                         Donald S. Rumery
                        The Managers Funds
                        40 Richards Avenue
                        Norwalk, CT 06854

                 Copy to:  Philip H. Newman, P.C.
                       Goodwin Procter LLP
                          Exchange Place
                      Boston, MA 02109-2881
--------------------------------------------------------------------
             (Name and Address of Agent for Service)

      As soon as practicable after the effective date of this
                      Registration Statement
--------------------------------------------------------------------
          (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective
(check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)

[x] On April 1, 2004 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] On (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to (a)(2) of Rule 485

[ ] On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

====================================================================
Managers
--------
Prospectus


The Managers Funds:

Science &Technology Fund * 20 Fund * Mid-Cap Fund *
Large-Cap Fund * Balanced Fund * Convertible Securities Fund
* High Yield Fund * Fixed Income Fund


Dated April 1, 2004


access to excellence

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

1 RISK/RETURN SUMMARY
Key Information					1
Performance Summary				5
Fees and Expenses				12

2 SUMMARY OF THE FUNDS
Managers Trust II				15
Science & Technology Fund			16
20 Fund						18
Mid-Cap Fund					20
Large-Cap Fund					22
Balanced Fund					24
Convertible Securities Fund			26
High Yield Fund					28
Fixed Income Fund				30

3 MANAGEMENT OF THE FUNDS
Investment Manager & Subadvisors		32
Portfolio Managers of the Funds			32

4 ABOUT YOUR INVESTMENT
Financial Highlights				33
Managing Your Account				42
Share Classes					43
About 12b-1 Fees				44
Share Class Sales Charges			44
Contingent Deferred Sales Charges (CDSC's)	45
Distribution and Service Plans			46
Buying Fund Shares				47
Selling Fund Shares				48
Special Shareholder Services			49
Other Operating Policies			50
Dividends and Distributions			51
Tax Considerations				51
Taxes on Sales or Exchanges			52
For More Information				53




Founded in 1983,The Managers Funds offers individual and institutional investors the experience and discipline of some of the world's most highly regarded investment professionals.

RISK/RETURN SUMMARY

		KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in Managers Science
& Technology Fund, Managers 20 Fund, Managers Mid-Cap Fund,
Managers Large-Cap Fund, Managers Balanced Fund, Managers
Convertible Securities Fund, Managers High Yield Fund and
Managers Fixed Income Fund (each a "Fund" and collectively the "Funds"), each a series of Managers Trust II (the "Trust") and part of the Managers Funds Family of Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

On March 31, 2004, the Funds participated in a tax-free reorganization (the "Reorganization") of Conseco Science &
Technology Fund, Conseco 20 Fund, Conseco Equity Fund, Conseco Large-Cap Fund, Conseco Balanced Fund, Conseco Convertible Securities Fund, Conseco High Yield Fund and Conseco Fixed Income Fund (collectively, the "Predecessor Funds") into Managers Science & Technology Fund, Managers 20 Fund, Managers Mid-Cap Fund, Managers Large-Cap Fund, Managers Balanced Fund, Managers Convertible Securities Fund, Managers High Yield Fund and Managers Fixed Income Fund, respectively.
Summary of the Goals, Principal Strategies and Principal
Risk Factors of the Funds


The following is a summary of the goals, principal strategies and principal risk factors (which are discussed in detail following the summary) of the Funds.



Fund 		    Goal 		Principal Strategies 		Principal Risk Factors
----		    ----		--------------------		----------------------
Managers Science    Long-term capital	Invests principally in common 	Non-Diversification Risk
& Technology Fund   appreciation	and preferred stocks of U.S.or 	Market Risk
		    through a non-	foreign companies of any size	Smaller Company Risk
		    diversified 					Liquidity and Valuation Risk
		    portfolio of 	Invests in the equity securities Science & Technology
		    equity securities	of companies of all sizes that	 Market Risk
					are positioned to take advantage Growth Stock Risk
					of scientific or technological	 Value Stock Risk
					advances to power earnings
					growth.

					Will invest at least 80%of its
					assets in companies that rely
					extensively on technology in
					their product development or
					operations,or which are expected
					to benefit from technological
					advances and improvements
----		    ----		--------------------		----------------------
Managers 20 Fund   Capital 		Invests principally in common	Non-Diversification Risk
		   appreciation		stocks of 20 to 25 companies	Market Risk
		   through a non-	offering strong growth potential Smaller Company Risk
		   diversified 						Liquidity and Valuation Risk
		   portfolio of 	Seeks investments in specific	Foreign Risk
		   equity securities	industries and in out-of-favor	Value Stock Risk
					situations at attractive prices
----		    ----		--------------------		----------------------




Fund 		    Goal 		Principal Strategies 		Principal Risk Factors
----		    ----		--------------------		----------------------
Managers Mid-Cap    High total return,	Invests principally in common	Market Risk
Fund		    consistent with	stocks of small and medium-	Liquidity and Valuation Risk
		    the preservation	sized companies			Smaller Company Risk
		    of capital and a					Value Stock Risk
		    prudent level of 	Invests at least 80% of its 	Growth Stock Risk
		    risk 		assets in companies that, at 	Mid-Capitalization Stock
					the time of purchase, have 	 Risk
					market capitalizations between
					$1 billion and $12 billion

					Seeks investments with the
					potential for capital
					appreciation as a result of
					earnings growth or
					improvements in equity
					valuation
----		    ----		--------------------		----------------------
Managers Large-Cap  Long-term capital	Invests principally in common	Market Risk
Fund		    appreciation by	stocks of larger, well-		Growth Stock Risk
		    investing in a	established companies		Value Stock Risk
		    diversified
		    portfolio of 	Invests at least 80% of its
		    equity securities	assets in common stocks of U.S.
		    of larger, well-	companies with market
		    established U.S.	capitalizations, at the
		    companies		time of investment, in excess
					of $2.5 billion

					Invests in a diversified
					portfolio of equity securities
					of larger,well-established U.S.
					companies
----		    ----		--------------------		----------------------
Managers Balanced   High total		Invests approximately 50-65%	Market Risk
Fund		    investment return,	of its assets in stocks and 	Credit Risk
		    consistent with the equity securities and the 	Interest Rate Risk
		    preservation of	remainder in bonds and other	Foreign Risk
		    capital and prudent fixed-income securities, as 	Leverage Risk
		    investment risk	well as cash or cash		Value Stock Risk
					equivalents

					Equity portion of the Fund
					invests primarily in common
					and preferred stocks of U.S.
					and foreign companies of all
					sizes, as well as convertible
					securities and warrants

					Fixed-income portion of the
					Fund generally invests at
					least 25% of the Fund's assets
					in a range of domestic and
					foreign bonds with 7 to 30 year
					maturities, including up to 25%
					of the Fund's assets in below-
					investment grade securities
					(those rated Ba1/BB+ or lower
					by Moody's/Standard & Poor's)
----		    ----		--------------------		----------------------




Fund 		    Goal 		Principal Strategies 		Principal Risk Factors
----		    ----		--------------------		----------------------
Managers	    High total		Invests 80% of its assets in	Market Risk
Convertible	    return through a	convertible securities (bonds,	Interest Rate Risk
Securities Fund	    combination of	debentures, notes or preferred	Credit Risk
		    current income 	stock) that an owner has the	Foreign Risk (including
		    and capital 	option to exchange for common	Developing Market Risk)
		    appreciation	stock at a prestated price	Restricted Securities Risk
									Leverage Risk
					May invest greater than 50% of 	Liquidity and Valuation Risk
					its assets in below-investment
					grade securities (those rated
					Ba1/BB+ or lower by Moody's/
					Standard & Poor's)
----		    ----		--------------------		----------------------
Managers High Yield High level of	Invests at least 80% of its 	Credit Risk
Fund		    current income,	assets in below-investment 	Interest Rate Risk
		    with a secondary	grade bonds (those rated	Market Risk
		    objective of 	Ba1/BB+ or lower by		Prepayment Risk
		    capital		Moody's/Standard & Poor's)	Restricted Securities Risk
		    appreciation	and may invest in a variety	Foreign Risk (including
					of other debt and equity 	Developing Market Risk)
					securities and cash equivalents	Liquidity and Valuation Risk
----		    ----		--------------------		----------------------
Managers Fixed	    Highest level	Invests at least 80% of its 	Credit Risk
Income Fund	    of income as is	assets in investment-grade debt	Interest Rate Risk
		    consistent with the	securities			Market Risk
 		    preservation of					Prepayment Risk
		    capital		May invest up to 20% of its 	Restricted Securities Risk
					assets in below-investment 	Municipal Market Risk
					grade debt securities (those 	Foreign Risk
					rated Ba1/BB+ or lower by
					Moody's/Standard & Poor's)

					The Fund will primarily invest
					in debt securities with 7 to 15
					year maturities
----		    ----		--------------------		----------------------


Principal Risk Factors
----------------------
All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds.
Before you invest, please make sure that you have read, and understand, the risk factors that apply to the applicable
Fund.

The following is a discussion of the principal risk factors of the Funds. A list of the principal risk factors of each Fund can be found in the preceding table.


Credit Risk The issuer of a security,or one of the parties to a contract,may default or otherwise be unable to honor a financial obligation.Securities rated below investment grade are especially susceptible to this risk. Because their issuers, who may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, are not as strong financially as higher rated issuers.

Foreign Risk Investment gains in foreign securities may be subject to higher taxes,and foreign currencies may lose value relative to the U.S. dollar, which may result in losses unrelated to a foreign security's market performance. A variety of factors such as reduced access to company information and different accounting, corporate governance,regulatory and market systems may cause foreign securities to be more volatile. Changes in foreign countries' economic policies and their relations with the United States may also pose risks.

Developing Market Risk Generally, the risks of foreign investing are greater in developing markets. Investors in developing markets face a greater likelihood of political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital. They may also have to cope with changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of their assets.

Growth Stock Risk Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. While the prices of any type of stock may rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks. A Fund's performance may also suffer if certain stocks do not perform as the Fund's subadvisor expected. To the extent that a Fund's subadvisor sells stocks before they reach their market peak, the Fund may miss out on opportunities for higher performance.

Interest Rate Risk Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

Because of this risk, a Fund that invests in fixed-income securities is subject to risk even if all the fixed-income securities in that Fund's portfolio are paid in full at maturity. Changes in interest rates will affect the value of longer-term fixed-income securities more than shorter-term securities.

Leverage Risk Borrowing, or some derivative investments, such as forward commitment transactions, may magnify smaller adverse market movements into relatively larger losses for a Fund.

Liquidity and Valuation Risk
Securities that were liquid when purchased by a Fund may become temporarily hard to value and difficult or impossible to sell, especially in declining markets. Many below-investment grade securities are subject to legal or contractual restrictions that limit their resale to the general public at desired prices.

Market Risk
The market value of a Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or may affect the market as a whole.


Mid-Capitalization Stock Risk Mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Municipal Market Risk
Factors unique to the municipal bond market may negatively affect the value of the Fund's investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. A Fund may invest in a group of municipal obligations that are related in such a way that an economic, business or political development affecting one would also affect the others.


Non-Diversification Risk
If a Fund has most of its investments in a few securities, its performance will be more susceptible to factors adversely affecting the issuers of those securities than would the performance of a more diversified portfolio.

Prepayment Risk Issuers may prepay fixed-rate bonds when interest rates fall, forcing a Fund to reinvest in obligations with lower interest rates than the original bonds.

Restricted Securities Risk
It may be difficult to find a buyer for restricted securities. In addition, the selling price for a restricted security may be less than originally anticipated because they may only be sold in privately negotiated transactions.

Science & Technology Market Risk
Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses, which creates the potential for wide variation in performance. In the science and technology market, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly.

Smaller Company Risk
Investments in smaller companies may be more volatile than investments in larger companies. Smaller companies generally experience higher growth rates and higher failure rates than do larger companies. The trading volume of smaller-company stocks is normally lower than that of larger-company stocks. Short-term changes in the market for small-company stocks generally have a disproportionate effect on their price,tending to make them rise more in response to buying demand and fall more in response to selling pressure. These risks are somewhat less for medium-size companies relative to smaller-size companies.

Value Stock Risk The determination by a Fund's subadvisor that a stock is undervalued may not be borne out by subsequent market movements, and the stock price may not rise to what the subadvisor believes is its full value.
The stock price may even decrease in value.

Volatility Risk Volatility risk is the risk that performance will be affected by unanticipated events
(e.g., significant earnings shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors. Below-investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments.


		PERFORMANCE SUMMARY

The following bar charts illustrate the risks of investing in each Fund by showing each Fund 's year-by-year total returns and how the performance of each Fund's Class A shares has varied since each Fund's inception. Each chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

		Annual Total Returns
	Managers Science & Technology Fund

The Fund commenced operations on April 1, 2004, after the reorganization of Conseco Science & Technology Fund (the
"Predecessor Science & Technology Fund") into the Fund. All fees and expenses shown were determined based upon net assets as of the Predecessor Science & Technology Fund's fiscal year ended December 31, 2003. The performance in the following bar chart reflects the historical performance of Class A shares of Predecessor Science & Technology
Fund since its inception on July 1, 2000, prior to the Fund's commencement date.


Year		Return
----		------
2003		61.8%
2002		-56.5%
2001		-56.6%


Best Quarter: 54.36% (4th Quarter 2001)
Worst Quarter: -50.51% (3rd Quarter 2001)



		Annual Total Returns
		 Managers 20 Fund

The Fund commenced operations on April 1, 2004, after the reorganization of Conseco 20 Fund (the "Predecessor 20 Fund") into the Fund. All fees and expenses shown were determined based upon net assets as of the Predecessor 20 Fund's fiscal year ended December 31, 2003. The performance in the following bar chart reflects the historical performance of Class A shares of Predecessor 20 Fund since its inception on January 1, 1998, prior to the Fund's commencement date.



Year		Return
----		------
2003		56.1%
2002		-42.7%
2001		-48.0
2000		-25.7
1999		70.4
1998		28.0


Best Quarter: 35.25% (4th Quarter 1999)
Worst Quarter -43.04% (4th Quarter 2000)

		Annual Total Returns
		Managers Mid-Cap Fund

The Fund commenced operations on April 1, 2004, after the reorganization of Conseco Equity Fund (the "Predecessor Mid-Cap Fund") into the Fund. All fees and expenses shown were determined based upon net assets as of the Predecessor Mid-Cap Fund's fiscal year ended December 31, 2003. The performance in the following bar chart reflects the historical performance of Class A shares of Predecessor Mid-Cap Fund since its inception on January 2, 1997, prior to the Fund's commencement date.


Year		Return
----		------
2003		36.7%
2002		-13.8%
2001		-10.9%
2000		  5.0%
1999		56.2%
1998		16.1%
1997		22.9%



Best Quarter: 38.72% (4th Quarter 1999)
Worst Quarter -20.52% (3rd Quarter 1998)


		Annual Total Returns
	      Managers Large-Cap Fund

The Fund commenced operations on April 1, 2004, after the reorganization of Conseco Large-Cap Fund
(the "Predecessor Large-Cap Fund") into the Fund. All fees and expenses shown were determined based upon net assets as of the Predecessor Large-Cap
Fund's fiscal year ended December 31, 2003.
The performance in the following bar chart reflects the historical performance of Class A shares of Predecessor Large-Cap Fund since its inception on July
1, 2000, prior to the Fund's commencement date.



Year		Return
----		------
2003		25.9%
2002		-27.6%
2001		-21.7%




Best Quarter: 13.21% (4th Quarter 2001)
Worst Quarter -22.23% (4th Quarter 2000)

		Annual Total Returns
		Managers Balanced Fund

The Fund commenced operations on April 1, 2004, after the reorganization of Conseco Balanced Fund (the "Predecessor
Balanced Fund") into the Fund. All fees and expenses shown were determined based upon net assets as of the Predecessor
Balanced Fund's fiscal year ended December 31, 2003. The performance in the following bar chart reflects the historical performance of Class A shares of Predecessor Balanced Fund since its inception on January 2, 1997, prior to the Fund's commencement date.




Year		Return
----		------
2003		23.9%
2002		-12.5%
2001		-6.4%
2000		 7.3%
1999		29.4%
1998		12.5%
1997		17.2%




Best Quarter: 19.67% (4th Quarter 1999)
Worst Quarter -11.71% (3rd Quarter 1998)


		Annual Total Returns
	Managers Convertible Securities Fund

The Fund commenced operations on April 1, 2004, after the reorganization of Conseco Convertible Securities Fund (the "Predecessor Convertible Securities Fund") into the Fund.
All fees and expenses shown were determined based upon net assets as of the Predecessor Convertible Securities Fund's fiscal year ended December 31, 2003. The performance in the following bar chart reflects the historical performance of Class A shares of Predecessor Convertible Securities Fund since its inception on September 28, 1998, prior to the Fund's commencement date.




Year		Return
----		------
2003		28.1%
2002		-7.2%
2001		-11.3%
2000		-3.6%
1999		40.1%


Best Quarter: 18.24% (4th Quarter 1999)
Worst Quarter -12.87% (3rd Quarter 2001)

		Annual Total Returns
		Managers High Yield Fund

The Fund commenced operations on April 1, 2004, after the reorganization of Conseco High Yield Fund (the "Predecessor High Yield Fund") into the Fund. All fees and expenses shown were determined based upon net assets as of the Predecessor High Yield Fund's fiscal year ended
December 31, 2003. The performance in the following bar chart reflects the historical performance of Class A shares of Predecessor High Yield Fund since its inception on January 2, 1998, prior to the Fund's commencement date.



Year		Return
----		------
2003		29.7%
2002		1.9%
2001		4.8%
2000		-10.7%
1999		9.0%
1998		6.6%


Best Quarter: 12.48% (4th Quarter 2002)
Worst Quarter -7.11% (4th Quarter 2000)



		Annual Total Returns
		Managers Fixed Income Fund

The Fund commenced operations on April 1, 2004, after the reorganization of Conseco Fixed Income Fund (the "Predecessor Fixed Income Fund") into the Fund. All fees and expenses shown were determined based upon net assets as of the Predecessor Fixed Income Fund's fiscal year ended December 31, 2003. The performance in the following bar chart reflects the historical performance of Class A shares of Predecessor Fixed Income Fund since its inception on January 2, 1997, prior to the Fund's commencement date.



Year		Return
----		------
2003		10.7%
2002		5.1%
2001		8.7%
2000		10.3%
1999		-0.3%
1998		 7.6%
1997		 8.7%







Best Quarter: 3.65% (4th Quarter 2002)
Worst Quarter -1.32% (2nd Quarter 1999)

The following table illustrates the risks of investing in the Funds by showing how each Fund's performance compares to that of a broadly based securities market index.
The table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index. The performance in the following table reflects the historical performance of shares of the Predecessor Science & Technology Fund, Predecessor 20 Fund, Predecessor Equity Fund, Predecessor Large-Cap Fund, Predecessor Balanced Fund, Predecessor Convertible Securities Fund, Predecessor High Yield Fund and Predecessor Fixed Income Fund, which were reorganized into Managers Science & Technology Fund, Managers 20 Fund, Managers Mid-Cap Fund, Managers Large-Cap Fund, Managers
Balanced Fund, Managers Convertible Securities Fund, Man-agers High Yield Fund and Managers Fixed Income
Fund, respectively, on March 31, 2004. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.




			Average Annual Total Returns (1)
				(as of 12/31/03)

				1 Year (2)	5 Years (2)	Since Inception (2)	Inception
											Date (2)
Science & Technology Fund
Class A Return Before Taxes 	52.52%		n/a 		-36.84%			7/1/00
Class A Return After Taxes on
Distributions 			52.52%		n/a 		-36.84%
Class A Return After Taxes on
Distributions and Sale of
Fund Shares 			34.14%		n/a 		-27.17%
Class B Return Before Taxes 	60.77%		n/a 		-36.03%			7/1/00
Class C Return Before Taxes 	59.31%		n/a 		-36.12%			7/1/00
Class Y Return Before Taxes 	63.16%		n/a 		-35.34%			7/1/00
S&P 500 Index (before taxes)	28.69%		n/a 		n/a 			Since 7/1/00

20 Fund
Class A Return Before Taxes 	47.31%		-11.04%		-5.48%			1/1/98
Class A Return After Taxes on
Distributions 			47.31%		-12.98%		-7.20%
Class A Return After Taxes on
Distributions and Sale of
Fund Shares 			30.75%		-9.51%		-5.01%
Class B Return Before Taxes 	55.46%		-10.43%		-6.99%			2/18/98
Class C Return Before Taxes 	52.79%		-10.61%		-8.01%			3/10/98
Class Y Return Before Taxes 	56.94%		-9.49%		-7.89%			4/6/98
S&P 500 Index (before taxes)	28.69%		-0.57%		3.78%			Since 1/1/98

Mid-Cap Fund
Class A Return Before Taxes 	28.86%		10.23%		12.80%			1/2/97
Class A Return After Taxes on
Distributions 			28.86%		4.92%		8.12%
Class A Return After Taxes on
Distributions and Sale of
Fund Shares 			18.76%		5.48%		8.18%
Class B Return Before Taxes 	36.15%		11.05%		11.89%			1/28/98
Class C Return Before Taxes 	33.83%		10.89%		10.49%			2/19/98
Class Y Return Before Taxes 	37.51%		12.16%		14.36%			1/2/97
S&P Midcap 400 Index (before
taxes)				35.63%		9.21%		13.87%			Since 1/2/97

Large-Cap Fund
Class A Return Before Taxes 	18.74%		n/a 		-14.93%			7/1/00
Class A Return After Taxes on
Distributions 			18.74%		n/a 		-14.93%
Class A Return After Taxes on
Distributions and Sale of
Fund Shares 			12.18%		n/a 		-12.26%
Class B Return Before Taxes 	25.21%		n/a 		-13.94%			7/1/00
Class C Return Before Taxes 	23.12%		n/a 		-14.14%			7/1/00
Class Y Return Before Taxes 	26.50%		n/a 		-13.12%			7/1/00
S&P 500 Index (before taxes)	28.69%		n/a 		n/a 			Since 7/1/00





			Average Annual Total Returns (1)
			(as of 12/31/03) (continued)

				1 Year (2)	5 Years (2)	Since Inception (2)	Inception
											Date (2)
Balanced Fund
Class A Return Before Taxes 	16.68%		5.87%		8.34%			1/2/97
Class A Return After Taxes on
Distributions 			15.98%		2.39%		5.08%
Class A Return After Taxes on
Distributions and Sale of
Fund Shares 			11.05%		2.88%		5.16%
Class B Return Before Taxes 	23.42%		6.64%		6.79%			2/10/98
Class C Return Before Taxes 	21.10%		6.41%		6.50%			2/13/98
Class Y Return Before Taxes 	24.51%		7.67%		9.81%			1/2/97
1/2 S&P 500 Index and 1/2 Lehman
Aggregate Bond (before taxes)	16.26%		3.60%		8.16%			Since 1/2/97

Convertible Securities Fund
Class A Return Before Taxes 	20.73%		6.08%		7.91%			9/28/98
Class A Return After Taxes on
Distributions 			19.05%		3.57%		5.39%
Class A Return After Taxes on
Distributions and Sale of
Fund Shares 			13.36%		3.80%		5.40%
Class B Return Before Taxes 	27.46%		6.80%		8.57%			9/28/98
Class C Return Before Taxes 	25.16%		6.62%		8.39%			9/28/98
Class Y Return Before Taxes 	28.73%		7.90%		9.69%			9/28/98
Merrill Lynch Broad Convertible
Index (before taxes)		25.80%		7.92%		n/a 			Since 9/28/98

High Yield Fund
Class A Return Before Taxes 	22.30%		4.89%		5.17%			1/2/98
Class A Return After Taxes on
Distributions 			18.84%		1.22%		1.66%
Class A Return After Taxes on
Distributions and Sale of
Fund Shares 			14.27%		1.77%		2.12%
Class B Return Before Taxes 	29.01%		5.61%		4.96%			2/19/98
Class C Return Before Taxes 	26.78%		5.43%		4.76%			2/19/98
Class Y Return Before Taxes 	30.30%		6.74%		5.99%			3/2/98
Lehman U.S.Corp.High Yield
Index (before taxes)		28.97%		5.23%		n/a 			Since 1/2/98

Fixed Income Fund
Class A Return Before Taxes 	5.12%		5.72%		6.40%			1/2/97
Class A Return After Taxes on
Distributions 			3.23%		3.34%		3.89%
Class A Return After Taxes on
Distributions and Sale of
Fund Shares 			3.28%		3.36%		3.85%
Class B Return Before Taxes 	10.09%		6.35%		6.36%			3/20/98
Class C Return Before Taxes 	8.03%		6.17%		6.41%			3/5/98
Class Y Return Before Taxes 	11.17%		7.41%		7.80%			1/2/97
Lehman Bros.Aggregate Bond
Index (before taxes)		4.10%		6.62%		7.41%			Since 1/2/97



Class A and Class C share performance reflects the deduction of each class' respective maximum sales load. Class B share performance reflects the deduction of the maximum contingent-deferred sales load. Class Y shares are sold without a sales load.

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and Class C will vary.

(2) Performance shown is that of the applicable
Predecessor Fund before its reorganization into the Fund on March 31, 2004. Inception date is that of the applicable Predecessor Fund.


		FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds.
All fees and expenses shown were determined based upon net assets as of the Predecessors Funds' fiscal year ended December 31, 2003. The information shown has been restated to reflect the fees that will be in effect after the Reorganization.

Shareholder Fees (fees paid directly from your investment)


				Class A Shares 	Class B Shares 	Class C Shares 	Class Y Shares

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of the offering
price)				5.75% (1) 	None 		1.00%		None
Maximum Deferred Sales Charge
(Load)				None 		5.00% (2) 	1.00% (3) 	None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions 	None		None 		None 		None
Redemption Fee (as a percentage
of the amount redeemed, if
applicable)			None (4) 	None (4) 	None (4)	None (4)
Exchange Fee			None 		None 		None 		None
Maximum Account Fee		None 		None		None 		None




Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)




								Total 	Fee Waiver
				Mgmt.	Distribution 		Annual 	and/or
				& Admin.(12b-1)		Other 	Fund Op. Expense 	Net
				Fees 	Fees 		Expenses Expenses Reimb.(5) 	Expense(s)
Class A Shares
Managers Science & Technology
Fund				1.20%	0.50%		2.04%	3.74%	(1.99%)		1.75%
Managers 20 Fund 		0.90%	0.50%		0.57%	1.97%	(0.22%)		1.75%
Managers Mid-Cap Fund 		0.90%	0.50%		0.23%	1.63%	(0.13%)		1.50%
Managers Large-Cap Fund		0.90%	0.50%		1.89%	3.29%	(1.79%)		1.50%
Managers Balanced Fund 		0.90%	0.50%		0.33%	1.73%	(0.23%)		1.50%
Managers Convertible
Securities Fund			1.05%	0.50%		0.54%	2.09%	(0.54%)		1.55%
Managers High Yield Fund	0.90%	0.50%		0.23%	1.63%	(0.23%)		1.40%
Managers Fixed Income Fund	0.65%	0.50%		0.18%	1.33%	(0.34%)		0.99%

Class B Shares
Managers Science & Technology
Fund				1.20%	1.00%		2.04%	4.24%	(1.99%)		2.25%
Managers 20 Fund 		0.90%	1.00%		0.57%	2.47%	(0.22%)		2.25%
Managers Mid-Cap Fund 		0.90%	1.00%		0.23%	2.13%	(0.13%)		2.00%
Managers Large-Cap Fund		0.90%	1.00%		1.89%	3.79%	(1.79%)		2.00%
Managers Balanced Fund 		0.90%	1.00%		0.33%	2.23%	(0.23%)		2.00%
Managers Convertible
Securities Fund			1.05%	1.00%		0.54%	2.59%	(0.54%)		2.05%
Managers High Yield Fund	0.90%	1.00%		0.23%	2.13%	(0.23%)		1.90%
Managers Fixed Income Fund	0.65%	1.00%		0.19%	1.84%	(0.35%)		1.49%

Class C Shares
Managers Science & Technology
Fund				1.20%	1.00%		2.04%	4.24%	(1.99%)		2.25%
Managers 20 Fund 		0.90%	1.00%		0.57%	2.47%	(0.22%)		2.25%
Managers Mid-Cap Fund 		0.90%	1.00%		0.23%	2.13%	(0.13%)		2.00%
Managers Large-Cap Fund		0.90%	1.00%		1.89%	3.79%	(1.79%)		2.00%
Managers Balanced Fund 		0.90%	1.00%		0.33%	2.23%	(0.23%)		2.00%
Managers Convertible
Securities Fund			1.05%	1.00%		0.54%	2.59%	(0.54%)		2.05%
Managers High Yield Fund	0.90%	1.00%		0.23%	2.13%	(0.23%)		1.90%
Managers Fixed Income Fund	0.65%	1.00%		0.19%	1.84%	(0.35%)		1.49%
Managers Convertible
Securities Fund 		1.05%	None		0.54%	1.59%	(0.54%)		1.05%
Managers High Yield Fund 	0.90%	None		0.23%	1.13%	(0.23%)		0.90%
Managers Fixed Income Fund 	0.65%	None		0.19%	0.84%	(0.35%)		0.49%


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) (continued)





								Total 	Fee Waiver
				Mgmt.	Distribution 		Annual 	and/or
				& Admin.(12b-1)		Other 	Fund Op. Expense 	Net
				Fees 	Fees 		Expenses Expenses Reimb.(5) 	Expense(s)


Class Y Shares
Managers Science & Technology
Fund 				1.20%	None		2.04%	3.24%	(1.99%)		1.25%
Managers 20 Fund 		0.90%	None 		0.57%	1.47%	(0.22%)		1.25%
Managers Mid-Cap Fund 		0.90%	None 		0.23%	1.13%	(0.13%)		1.00%
Managers Large-Cap Fund 	0.90%	None		1.89%	2.79%	(1.79%)		1.00%
Managers Balanced Fund 		0.90%	None 		0.33%	1.23%	(0.23%)		1.00%
Managers Convertible
Securities Fund 		1.05%	None		0.54%	1.59%	(0.54%)		1.05%
Managers High Yield Fund 	0.90%	None		0.23%	1.13%	(0.23%)		0.90%
Managers Fixed Income Fund 	0.65%	None		0.19%	0.84%	(0.35%)		0.49%


(1) The initial sales charge that applies to the sale of Class A shares of the Fund varies according to the amount you invest, with a maximum of 5.75% (5.00% maximum for Managers Fixed Income Fund). See "Your Account - Share Class Sales Charges - Class A Shares "for further information.

(2) The maximum 5.00% contingent deferred sales charge applies to the sale of Class B shares of the Fund during the first year after purchase. The charge declines annually, reaching zero after six years. See "Your
Account - Share Class Sales Charges - Class B Shares "for further information.

(3) The 1.00% contingent deferred sales charge applies only if an investor sells Class C shares of the Fund within one year of purchase.

(4) If an investor redeems shares by wire or requires expedited processing,a $15 charge will apply.

(5) The Managers Funds LLC has contractually agreed, through at least April 30, 2005, to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions and extraordinary items) to the Net Expenses listed above, subject to later reimbursement by the Funds in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a Fund's contractual expense limitation, The Managers Funds LLC may recover from the Funds fees waived and expenses paid to the extent that the Fund's Total Annual Fund Operating Expenses do not exceed that Fund's contractual expense limitation amount. More detailed information is available under the heading "Portfolio Management of the Fund" for each Fund.

WHAT IS THE MANAGEMENT FEE? The Management Fee is the fee paid to The Managers Funds LLC, the investment manager to the Funds, a portion of which it pays to each Fund's subadvisor(s).

Example


This Example will help you compare the cost of investing in each of the Funds to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, all dividends and distributions are reinvested and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:


					1 Year 	3 Years 5 Years 10 Years
Class A Shares
Managers Science & Technology Fund	$743 	$1,480	$2,236 	$4,210
Managers 20 Fund			$743 	$1,138	$1,557 	$2,722
Managers Mid-Cap Fund			$719 	$1,048	$1,399 	$2,386
Managers Large-Cap Fund			$719 	$1,372	$2,047 	$3,839
Managers Balanced Fund			$719 	$1,067	$1,439 	$2,481
Managers Convertible Fund		$724 	$1,143	$1,587 	$2,816
Managers High Yield Fund		$709 	$1,038	$1,390 	$2,378
Managers Fixed Income Fund		$670 	  $941	$1,231 	$2,056

Class B Shares
Managers Science & Technology Fund	$728 	$1,406	$2,197 	$4,286
Managers 20 Fund			$728 	$1,049	$1,496 	$2,790
Managers Mid-Cap Fund			$703 	  $954 	$1,332	$2,452
Managers Large-Cap Fund			$703 	$1,293	$2,003 	$3,914
Managers Balanced Fund			$703 	  $975 	$1,374	$2,547
Managers Convertible Fund		$708	$1,054	$1,527 	$2,884
Managers High Yield Fund		$693 	  $945	$1,323 	$2,444
Managers Fixed Income Fund		$652 	  $845	$1,163 	$2,130

Class C Shares
Managers Science &Technology Fund	$428 	$1,195	$2,077 	$4,343
Managers 20 Fund			$428 	  $841 	$1,383	$2,862
Managers Mid-Cap Fund			$403 	  $748 	$1,221	$2,527
Managers Large-Cap Fund			$403 	$1,083	$1,885 	$3,974
Managers Balanced Fund			$403 	  $768 	$1,262	$2,621
Managers Convertible Fund		$408	  $847	$1,414 	$2,956
Managers High Yield Fund		$393 	  $738	$1,212 	$2,520
Managers Fixed Income Fund 		$353 	  $639	$1,053 	$2,209

Class Y Shares
Managers Science & Technology Fund	$127 	  $812	$1,520 	$3,403
Managers 20 Fund			$127 	  $443 	  $782	$1,739
Managers Mid-Cap Fund			$102 	  $346 	  $610	$1,363
Managers Large-Cap Fund			$102 	  $695	$1,315 	$2,988
Managers Balanced Fund			$102 	  $368 	  $654	$1,468
Managers Convertible Fund		$107 	  $449	  $815	$1,844
Managers High Yield Fund		 $92 	  $336 	  $600	$1,354
Managers Fixed Income Fund		 $50 	  $233 	  $432	$1,005




The Example should not be considered a representation of past or future expenses,as actual expenses may be greater or lower than those shown.

SUMMARY OF THE FUNDS

		MANAGERS TRUST II

The Managers Funds Family of Funds is a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies.

The Managers Funds LLC (the "Investment Manager"), an independent wholly-owned subsidiary of Affiliated
Managers Group, Inc., which is located at 600 Hale Street,
Prides Crossing, MA 01965, serves as the investment manager to the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees,one or more subadvisors to manage each Fund's investment portfolio.
The Securities and Exchange Commission has given the Funds an exemptive order permitting the Investment Manager to change subadvisors without prior shareholder approval, but subject to notification within 90 days of any such changes.

Managers Distributors, Inc. ("MDI" or the "Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the Funds' distributor. The Investment Manager or the Distributor may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

More information on each Fund's investment strategies and holdings can be found in the current Statement of Additional
Information, or on our website at www.managersfunds.com.

What am I investing in? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program,and there is no guarantee that a Fund will reach its stated goals.

MANAGERS SCIENCE & TECHNOLOGY FUND

FUND FACTS

Objective: Long-term capital appreciation through a non-diversified portfolio of equity securities

Investment Focus: Equity securities of U.S. or foreign companies of any size that rely extensively on technology in their product development or operations, or which are expected to benefit from technological advances and improvements

Objective

The Fund's objective is to achieve long-term capital appreciation through a non-diversified portfolio of equity securities. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio of equity securities of companies that the Fund's subadvisor believes are positioned to take advantage of scientific or technological advances to power earnings growth. The Fund invests in the common stocks of companies that rely extensively on technology in their product development or operations, or which are expected to benefit from technological advances and improvements. Under normal circumstances, the Fund will invest at least 80% of its assets in companies that its subadvisor believes satisfies this criteria. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice. In addition to common stocks, the Fund may invest from time to time in any or all of the following: preferred stocks, convertible securities, warrants and bonds and other fixed-income securities.

Oak Associates, ltd., ("Oak") is the Fund's subadvisor. Oak is a growth manager seeking to maximize returns by investing in common stocks that it believes have strong potential
to benefit from technology. The Fund is non-diversified; that is, it is not limited by the percentage of assets it may invest in any one issuer. The success or failure of one issuer will cause the
Fund to fluctuate more than it would a diversified fund. Oak generally does not base stock selections on a company's size, but rather on an assessment of a company's fundamental
prospects for growth. As a result, the Fund may own stocks of smaller capitalization companies. Relying on readily available information from financial publications, third-party analysis and fundamental research, investments are made with a long-term orientation, generally involving purchases of securities that will be held for at least a year, which results in relatively low portfolio turnover. The investment style tends to be contrarian, seeking out-of-favor situations at
attractive prices. Value is seen in both relative and
absolute terms. Stock selections may be influenced by: (i) growth rate/price to earnings comparison; (ii) P/E ratios versus historical and current levels; and (iii) contrarian considerations. A three-to-five year time horizon is generally required to evaluate the results of such an approach to selecting stocks.

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash, money market instruments and SPDRs (Standard and Poor's Depositary
Receipts, which are shares in a unit investment trust that trades on the American Stock Exchange and holds stocks designed to track the Standard and Poor's Composite 500 stock index). When the Fund invests in the foregoing, it may not achieve its investment objective.

Should I Invest in this Fund?

This Fund may be suitable if you:

* Are seeking an opportunity for additional returns through equities in a specific market sector in your investment portfolio

* Are willing to accept a higher degree of risk and volatility for the opportunity of higher potential returns

*Have an investment time horizon of five years or more

This Fund may not be suitable if you:

*Are seeking stability of principal

*Are investing with a shorter time horizon in mind

*Are uncomfortable with stock market and/or market sector risk

*Are seeking current income


PORTFOLIO MANAGEMENT OF THE FUND

Oak serves as the subadvisor to the Fund. Oak, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, is an investment management firm with approximately $9.0 billion in assets under management as of December
31, 2003. Oak utilizes a team approach to manage the Fund.

The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC (the "Investment Manager") of 1.00% of the average daily net assets of the Fund. The Investment
Manager, in turn, pays a portion of this fee to Oak.

The Investment Manager has contractually agreed, through at least April 30, 2005, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed: (i) with respect to Class A shares, 1.75% of the Fund's average daily net assets; (ii) with respect to Class B and Class C shares, 2.25% of the Fund's average daily net assets; and (iii) with respect to Class Y shares, 1.25% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed the levels specified above.

MANAGERS 20 FUND

FUND FACTS

Objective: Capital appreciation through a non-diversified portfolio of equity securities

Investment Focus: Equity securities of 20 to 25 companies offering strong growth potential

Objective

The Fund 's objective is to achieve capital appreciation through a non-diversified portfolio of equity securities. The Fund 's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

The Fund seeks to obtain its investment objective by investing in a non-diversified portfolio consisting of the common stocks of 20 to 25 U.S. and foreign companies of any size offering strong growth potential. The Fund selects securities based on a global economic outlook, with a particular focus on investments in specific industries, and seeks companies in out-of-favor situations at attractive prices. In addition to common stocks, the Fund may invest from time to time in any or all of the following: preferred stocks, convertible securities, warrants and bonds and other fixed-income securities.

Oak Associates, ltd.("Oak") is the Fund 's
subadvisor. Oak is a growth manager seeking to maximize
returns over a market cycle through investments in its
"best ideas." The Fund is non--diversified; that is, it is not limited by the percentage of assets it may invest in any one issuer. Oak starts by establishing a global economic outlook, with a particular focus on interest rate anticipation, then concentrates on investments in specific industries. Relying on readily available information from financial publications, third-party analysis and fundamental research, investments are made with a long-term orientation, generally involving purchases of securities that will be held for at least a year, which results in relatively low portfolio turnover. The investment style tends to be contrarian, seeking out-of-favor situations at attractive prices. Under normal circumstances, the Fund strives to be fully invested in 20 to 25 stocks. Value is seen in both relative and absolute terms. Stock selections may be influenced by: (i) growth rate/price to earnings comparison; (ii) P/E ratios versus historical and current levels; and (iii) contrarian considerations. A three-to-five year time horizon is generally required to evaluate the results of such an approach to selecting stocks.


For defensive purposes and pending investment of money received for share purchases,the Fund may temporarily depart from its investment objective and invest without limitation in cash,money market instruments and SPDRs
(Standard and Poor's Depositary Receipts, which are shares in a unit investment trust that trades on the American Stock Exchange and holds stocks designed to track the Standard and Poor's Composite 500 stock index). When the Fund invests in the foregoing, it may not achieve its investment objective.

Should I Invest in this Fund?

This Fund may be suitable if you:

*Are seeking an opportunity for some additional returns through a focused portfolio of equities

*Are willing to accept a higher degree of risk and volatility for the opportunity of higher potential returns

*Have an investment time horizon of five years or more

This Fund may not be suitable if you:

*Are seeking stability of principal

*Are investing with a shorter time horizon in mind

*Are uncomfortable with stock market risk

*Are seeking current income

		PORTFOLIO MANAGEMENT OF THE FUND

Oak serves as the subadvisor to the Fund. Oak, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, is an investment management firm with approximately $9.0 billion in assets under management as of December
31, 2003. Oak utilizes a team approach to manage the Fund.

The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC (the "Investment Manager ") of 0.70% of the average daily net assets of the Fund. The Investment
Manager, in turn, pays a portion of this fee to Oak.

The Investment Manager has contractually agreed, through at least April 30, 2005, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed: (i) with respect to Class A shares, 1.75% of the Fund's average daily net assets; (ii) with respect to Class B and Class C shares, 2.25% of the Fund 's average daily net assets; and (iii) with respect to Class Y shares, 1.25% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed the levels specified above.

MANAGERS MID-CAP FUND

FUND FACTS

Objective: High total return, consistent with the preservation of capital and a prudent level of risk
Investment Focus: Equity securities of medium-sized companies

Objective

The Fund 's objective is to provide a high total return,consistent with the preservation of capital and a prudent level of risk. The Fund 's objective may be changed without shareholder approval.Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting of the common stocks of medium-sized companies which will generally be listed on the New York or American stock exchanges or on NASDAQ and be widely held among a large number of investors. Under normal circumstances, the Fund will invest at least 80% of its assets in companies that, at the time of purchase, have market capitalizations between $1 billion and $12 billion. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice. The Fund may also invest in other U.S. and foreign securities, including foreign securities and warrants.

Chicago Equity Partners, LLC ("CEP") is the Fund's subadvisor. CEP uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities. The model includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. CEP seeks to consistently apply an objective quantitative, fundamental investment approach that identifies securities that it believes are overvalued and undervalued within industry sectors

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash, money market instruments and SPDRs
(Standard and Poor 's Depositary Receipts, which are shares in a unit investment trust that trades on the American Stock Exchange and holds stocks designed to track the Standard and Poor's Composite 500 stock index). When the Fund invests in the foregoing, it may not achieve its investment objective. CEP may sell any security when it believes the sale is in the Fund 's best interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund's transaction costs and may increase your tax liability.


Should I Invest in this Fund?

This Fund may be suitable if you:

*Are seeking an opportunity for additional returns through medium-size company equities in your investment portfolio

*Are willing to accept a higher degree of risk and volatility for the opportunity of higher potential returns

*Have an investment time horizon of five years or more
This Fund may not be suitable if you:

*Are seeking stability of principal

*Are investing with a shorter time horizon in mind

*Are uncomfortable with stock market risk

*Are seeking current income

	PORTFOLIO MANAGEMENT OF THE FUND

CEP serves as the subadvisor to the Fund. CEP, located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois
60601, is an investment management firm with approximately
$7.0 billion in assets under management as of December
31, 2003. CEP utilizes a team approach to manage the Fund.

The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC (the "Investment Manager") of 0.70% of the average daily net assets of the Fund. The Investment
Manager, in turn, pays a portion of this fee to CEP.

The Investment Manager has contractually agreed, through at least April 30, 2005, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed: (i) with respect to Class A shares, 1.50% of the Fund's average daily net assets; (ii) with respect to Class B and Class C shares, 2.00% of the Fund's average daily net assets; and (iii) with respect to Class Y shares, 1.00% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed the levels specified above.

MANAGERS LARGE-CAP FUND

FUND FACTS

Objective: Long-term capital appreciation by investing in a diversified portfolio of equity securities of larger, well-established U.S. companies

Investment Focus: Equity securities of large-sized
U.S.companies

Objective

The Fund's objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of larger, well-established U.S. companies. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in the common stocks of U.S. large-sized companies with market capitalizations, at the time of investment, in excess of $2.5 billion. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice. The Fund invests primarily in U.S. common stocks, as well as other U.S. and foreign securities, including preferred stocks, convertible securities that may be exchanged for common stock at a prestated price, and warrants that entitle the owner to purchase a set amount of common stock at a prestated price.

Chicago Equity Partners, LLC ("CEP") is the Fund's subadvisor. CEP uses a disciplined investment strategy utilizing a proprietary multi-factor model to select securities, which includes momentum, value and quality factors. The process focuses on security selection, while remaining industry, sector, style and capitalization neutral. CEP seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies undervalued and overvalued securities within industry sectors.

For defensive purposes and pending investment of money received for share purchases,the Fund may temporarily depart from its investment objective and invest without limitation in cash,money market instruments and SPDRs
(Standard and Poor 's Depositary Receipts,which are shares in a unit investment trust that trades on the American Stock
Exchange and holds stocks designed to track the Standard and Poor 's Composite 500 stock index). When the Fund invests in the foregoing, it may not achieve its investment objective.

Should I Invest in this Fund?

This Fund may be suitable if you:

*Are seeking an opportunity for additional returns through large-capitalization equities in your investment portfolio

*Are willing to accept a higher degree of risk for the opportunity of higher potential returns

*Have an investment time horizon of five years or more

This Fund may not be suitable if you:

*Are seeking stability of principal
*Are investing with a shorter time horizon in mind
*Are uncomfortable with stock market risk
*Are seeking current income.23

	PORTFOLIO MANAGEMENT OF THE FUND

CEP serves as the subadvisor to the Fund.CEP,located at 180 N.LaSalle Street,Suite 3800,Chicago,Illinois
60601,is an investment management firm with approximately $7.0 billion in assets under management as of December
31,2003.CEP utilizes a team approach to manage the Fund.

The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC (the "Investment Manager ")of 0.70% of the average daily net assets of the Fund.The Investment
Manager,in turn,pays a portion of this fee to CEP.

The Investment Manager has contractually agreed,through at least April 30,2005,to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage,interest,taxes and extraordinary expenses)of the Fund exceed: (i)with respect to Class A shares,1.50%of the Fund 's average daily net assets;(ii)with respect to Class B and Class C shares,2.00%of the Fund 's average daily net assets;and (iii)with respect to Class Y shares,1.00%of the Fund 's average daily net assets.The Fund is obligated to repay the Investment Manager such amounts waived,paid or reimbursed in future years provided that the repayment occurs within three (3)years after the waiver or reimbursement and that such repayment would not cause the Fund 's expenses in any such future year to exceed the levels specified above.

MANAGERS BALANCED FUND

FUND FACTS

Objective: High total investment return,consistent with the preservation of capital and prudent investment risk

Investment Focus: Approximately 50-65%of total assets invested in equity securities of medium and large-sized
U.S.companies,and the remainder invested in bonds and other fixed-income securities,as well as cash or cash equivalents

Objective

The Fund 's objective is to achieve a high total investment return,consistent with the preservation of capital and prudent investment risk. The Fund 's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing approximately 50-65% of its total assets in equity securities and investing the remainder in bonds and other fixed-income securities, as well as cash or cash equivalents.The Investment Manager is responsible for determining the percentage of the Fund's total assets that will be allocated between equity and fixed income securities,and may readjust such allocation from time to time.The Fund will invest at least 25% of its total assets in equity securities.The equity portion of the Fund is invested primarily in a diversified portfolio of U.S. common stocks,as well as other U.S.and foreign securities,including convertible securities and warrants.Normally,the equity portion of the Fund will focus on large (generally determined by reference to the capitalization of companies in the Russell 1000 Index) and medium-sized (generally determined by reference to the capitalization of companies in the Russell MidCap Index)companies which will generally be listed on the New York,American or NASDAQ exchanges and be widely held among a large number of investors.The Fund will invest at least 25% of the Fund's total assets in fixed income senior securities,such as a wide range of domestic and foreign fixed-income securities,such as bonds,including securities not based on the U.S.dollar;the Fund may also invest up to 25%of the Fund 's total assets in below-investment grade securities (those rated Ba1/BB+or lower by Moody's/Standard & Poor's). Incorporating fundamental, "bottom-up" credit and market analysis, the subadvisor to the fixed-income portion of the Fund invests the Fund's assets primarily in bonds with 7 to 30-year maturities.The Fund may invest more than 65%of its total assets in stocks if its investment manager considers conditions in the stock market to be more favorable than those in the bond market,and the Fund may invest more than 25%of its total assets in fixed income securities if its investment manager considers conditions in the bond market to be more favorable than those in the stock market.

Chicago Equity Partners,LLC ("CEP ") is the subadvisor to the equity portion of the Fund.CEP uses a disciplined investment strategy utilizing a proprietary multi-factor model to select securities.The model includes momentum,value and quality factors.The process focuses on security selection while remaining industry,sector,style and capitalization neutral.CEP seeks to consistently apply an objective quantitative,fundamental investment approach that identifies stocks that it believes are overvalued and undervalued within industry sectors.

40|86 Advisors, Inc. ("40|86 ") (formerly known as Conseco Capital Management,Inc.) is the subadvisor to the fixed-income portion of the Fund.Normally, the Fund maintains at least 25% of its assets in a wide range of domestic and foreign fixed-income securities, such as bonds,including securities not based on the U.S.dollar. The majority of foreign investments may be in "Yankee bonds " (bonds payable in U.S.dollars that are issued in the United
States by foreign banks and corporations). The Fund may also invest up to 25%of its total assets in below-investment-grade securities which 40|86 believes do not involve undue risk to income or principal.In general,however,these types of securities are issued by companies without long track records of sales and earnings,or by those companies with questionable credit histories.The lowest credit-rating categories in which the Fund invests are Caa/CCC (as rated by Moody 's/Standard &Poor 's).

For defensive purposes and pending investment of money received for share purchases,the Fund may temporarily depart from its investment objective and invest without limitation in cash,money market instruments and SPDRs
(Standard and Poor 's Depositary Receipts,which are shares in a unit investment trust that trades on the American Stock Exchange and holds stocks designed to track the Standard and Poor 's Composite 500 stock index). When the Fund invests in the foregoing it may not achieve its investment objective. CEP or 40|86 may sell any security when it believes the sale is in the Fund's best interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover.Higher portfolio turnover may adversely affect
Fund performance by increasing the Fund 's transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

*Are seeking an opportunity for additional returns from a portfolio that holds both equities and fixed income securities

*Are willing to accept a moderate risk investment

*Have an investment time horizon of five years or more

This Fund may not be suitable if you:

*Are seeking stability of principal

*Are investing with a shorter time horizon in mind

*Are uncomfortable with stock market risk

*Are seeking a conservative risk investment

PORTFOLIO MANAGEMENT OF THE FUND

CEP serves as the subadvisor to the equity portion of the Fund.CEP,located at 180 N.LaSalle Street,Suite
3800,Chicago, Illinois 60601,is an investment management firm with approximately $7.0 billion in assets under management as of December 31,2003.CEP utilizes a team approach to manage the Fund.

40|86 serves as the subadvisor to the fixed-income portion of the Fund.40|86,located at 11825
N.Pennsylvania Avenue, Carmel,Indiana 46032,is a wholly-owned subsidiary of Conseco,Inc.,a publicly held financial services company (NYSE: CNO)that provides investment,lending and insurance products to more than 12 million customers.As of December 31, 2003,40|86 managed more than $26 billion in assets.

The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC (the "Investment Manager ")of 0.70% of the average daily net assets of the Fund.The Investment Manager,in turn,pays a portion of this fee to CEP and 40|86.

The Investment Manager has contractually agreed,through at least April 30,2005,to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage,interest,taxes and extraordinary expenses)of the Fund exceed: (i)with respect to Class A shares,1.50%of the Fund 's average daily net assets;(ii)with respect to Class B and Class C shares,2.00%of the Fund 's average daily net assets;and (iii)with respect to Class Y shares,1.00%of the Fund 's average daily net assets.The Fund is obligated to repay the Investment Manager such amounts waived,paid or reimbursed in future years provided that the repayment occurs within three
(3)years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed the levels specified above.

MANAGERS CONVERTIBLE SECURITIES FUND

FUND FACTS

Objective: High total return through a combination of current income and capital appreciation

Investment Focus:Convertible securities
(bonds,debentures,notes or preferred stock that an owner can exchange for common stock at a prearranged price)of U.S. and foreign issuers

Objective

The Fund 's objective is to achieve high total return through a combination of current income and capital appreciation.The Fund 's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in bonds and other securities that are convertible into common stock of U.S.and foreign issues. Under normal circumstances, the Fund will invest at least
80%of its assets in convertible securities (bonds, debentures, notes or preferred stock) that an owner has the option to exchange for common stock at a prestated price. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.Convertible securities are often of lower quality than other investments.At any given time,over 50%of the Fund 's assets may be invested in below-investment grade securities (those rated Ba1/BB+or lower by Moody 's/Standard & Poor 's)which entail greater risk than rated securities.In addition to convertible securities,the
Fund may invest in common stock,convertible securities with conversion features that do not depend on the market price of the issuer 's common stock, and stocks and bonds of foreign issuers,including issuers in emerging markets.

40|86 Advisors,Inc.("40|86 ")(formerly known as Conseco
Capital Management,Inc.)is the Fund 's subadvisor. Adhering to strict discipline on when to buy and sell securities, 40|86 seeks high total return by purchasing securities it believes are priced below their true value,and selling securities it believes are priced at or above their true value.To select securities, 40|86 evaluates security issuers and the securities themselves through independent,"bottom-up " fundamental credit and market analysis.

For defensive purposes and pending investment of money received for share purchases,the Fund may temporarily depart from its investment objective and invest without limitation in cash,money market investments,preferred stocks, or investment-grade debt securities. When the Fund invests in the foregoing,it may not achieve its investment objective. 40|86 may sell any security when it believes the sale is in the Fund 's best interest.This may result in active and frequent trading of portfolio securities which can increase portfolio turnover.Higher portfolio turnover may adversely affect Fund performance by increasing the Fund 's transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

*Are seeking an opportunity for additional returns from a portfolio of bonds and other securities convertible into common stock

*Are willing to accept a higher degree of risk for the opportunity of higher potential returns

*Have an investment time horizon of five years or more

This Fund may not be suitable if you:

*Are seeking a conservative risk investment

*Are investing with a shorter time horizon in mind

*Are seeking stability of principal or current income


	PORTFOLIO MANAGEMENT OF THE FUND

40|86 serves as the subadvisor to the Fund.40|86,located at 11825 N.Pennsylvania Avenue,Carmel,Indiana 46032, is a wholly-owned subsidiary of Conseco,Inc.,a publicly held financial services company (NYSE:CNO)that provides investment,lending and insurance products to more than 12 million customers.As of December 31,2003,40|86 managed more than $26 billion.

The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC (the "Investment Manager ")of 0.85%of the average daily net assets of the Fund.The Investment Manager,in turn,pays a portion of this fee to 40|86.

The Investment Manager has contractually agreed,through at least April 30,2005,to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage,interest,taxes and extraordinary expenses)of the Fund exceed: (i)with respect to Class A shares,1.55% of the Fund 's average daily net assets;(ii)with respect to Class B and Class C shares,2.05%of the Fund 's average daily net assets; and (iii) with respect to Class Y shares,1.05% of the Fund's average daily net assets.The Fund is obligated to repay the Investment Manager such amounts waived,paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed the levels specified above.

		MANAGERS HIGH YIELD FUND

FUND FACTS

Objective:High level of current income,with a secondary objective of capital appreciation

Investment Focus:Below-investment grade fixed-income securities (those rated Ba1/BB+or lower by Moody 's/Standard &Poor 's)

Objective

The Fund 's objective is to achieve a high level of current income,with a secondary objective of capital appreciation.The Fund 's objective may be changed without shareholder approval.Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a portfolio of below-investment grade bonds (those rated Ba1/BB+or lower by Moody 's/Standard
&Poor 's).Under normal circumstances,the Fund will invest at least 80%of its assets in below-investment grade bonds.This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.Below-investment grade securities entail greater risk than higher rated securities.The Fund may invest in any of the following:corporate debt securities and preferred stock;zero-coupon bonds and other deferred interest securities that do not pay periodic interest;mortgage-backed debt securities;asset-backed securities; convertible securities; restricted securities; taxable municipal securities issued by state and local governments;cash or cash equivalents,such as certificates of deposit or money-market funds;money-market instruments, such as bankers ' acceptances,,commercial paper and repurchase agreements;securities issued or guaranteed by the U.S.government,its agencies and instrumentalities,such as the Federal Home Loan Bank and the Student Loan
Marketing Association;common stocks;and stocks and bonds of foreign issuers,including issuers in emerging markets.

40|86 Advisors,Inc.("40|86 ")(formerly known as Conseco
Capital Management,Inc.)is the Fund 's subadvisor.Adhering to strict discipline on when to buy and sell securities,the subadvisor seeks to achieve the Fund 's objectives by purchasing securities it believes are priced below their true value,and selling securities it believes are priced at or above their true value.To select securities,the subadvisor evaluates security issuers and the securities themselves through independent, "bottom-up " fundamental credit and market analysis.

For defensive purposes and pending investment of money received for share purchases,the Fund may temporarily depart from its investment objective and invest without limitation in cash or money market instruments.When the Fund invests in the foregoing,it may not achieve its investment objective. 40|86 may sell any security when it believes the sale is in the Fund 's best interest.This may result in active and frequent trading of portfolio securities which can increase portfolio turnover.Higher portfolio turnover may adversely affect Fund performance by increasing the Fund 's transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

*Are seeking an opportunity for additional fixed-income returns accompanied by the additional risks of below-investment grade securities in your investment portfolio

*Are comfortable with a high risk investment

*Are seeking current income

*Have an investment time horizon of five years or more

This Fund may not be suitable if you:

*Are seeking stability of principal

*Are seeking a conservative risk investment


PORTFOLIO MANAGEMENT OF THE FUND

40|86 serves as the subadvisor to the Fund.40|86,located at 11825 N.Pennsylvania Avenue,Carmel,Indiana 46032, is a wholly-owned subsidiary of Conseco,Inc.,a publicly held financial services company (NYSE:CNO)that provides investment,lending and insurance products to more than 12 million customers.As of December 31,2003,40|86 managed more than $26 billion.

The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC (the "Investment Manager ")of 0.70%of the average daily net assets of the Fund.The Investment Manager,in turn,pays a portion of this fee to 40|86.

The Investment Manager has contractually agreed,through at least April 30,2005,to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage,interest,taxes and extraordinary expenses)of the Fund exceed: (i)with respect to Class A shares,1.40%of the Fund 's average daily net assets;(ii)with respect to Class B and Class C shares,1.90%of the Fund 's average daily net assets;and (iii)with respect to Class Y shares,0.90%of the Fund 's average daily net assets.The Fund is obligated to repay the Investment Manager such amounts waived,paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund 's expenses in any such future year to exceed the levels specified above.

MANAGERS FIXED INCOME FUND


FUND FACTS

Objective:Highest level of current income as is consistent with the preservation of capital

Investment Focus:High quality foreign and domestic fixed-income securities

Objective

The Fund 's objective is to achieve the highest level of income as is consistent with the preservation of capital.The Fund 's objective may be changed without shareholder approval.Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal circumstances,the Fund will invest at least 80%of its assets in investment-grade securities
(those rated above Ba1/BB+by Moody 's/Standard &Poor 's). This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.The
Fund may also invest in debt securities issued by any of the following:public and private U.S.companies;foreign companies;the U.S.government and its agencies,such as the Federal Home Loan Bank;state and local governments issuing taxable municipal securities;and foreign governments,their agencies and instrumentalities. The Fund may also invest in mortgage-backed debt securities,asset-backed debt securities and restricted securities,and may invest up to 15%of its assets in common and preferred stock,convertible securities that an owner has the option to exchange for common stock at a prestated price,and debt securities carrying warrants to purchase equity securities.Up to 20%of the Fund 's assets may be invested in below-investment grade securities (those rated Ba1/BB+or lower by Moody 's/Standard &Poor's). While the Fund may purchase debt securities of any maturity, the Fund will primarily invest in debt securities with 7 to 15 year maturities.The average maturity of debt securities in the Fund 's portfolio may,however,be shorter or longer depending on market conditions.

40|86 Advisors,Inc.("40|86 ")(formerly known as Conseco
Capital Management,Inc.)is the Fund 's subadvisor.40|86 actively manages the portfolio to generate income,reduce risk and preserve or enhance total return.Adhering to strict guidelines on when to buy and sell securities,the subadvisor seeks to achieve the Fund 's objective by purchasing securities it believes are priced below their true value,and selling securities it believes are priced at or above their true value.To select securities,the subadvisor evaluates security issuers and the securities themselves through independent,"bottom-up " fundamental credit and market analysis. For defensive purposes and pending investment of money received for share purchases,the Fund may temporarily depart from its investment objective and invest without limitation in cash or money market instruments.When the Fund invests in the foregoing,it may not achieve its investment objective.40|86 may sell any security when it believes the sale is in the Fund 's best interest.This may result in active and frequent trading of portfolio securities which can increase portfolio turnover.Higher portfolio turnover may adversely affect Fund performance by increasing the Fund 's transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

*Are seeking an opportunity for additional fixed-income returns in your investment portfolio

*Are willing to accept a moderate risk investment

*Have an investment time horizon of four years or more

This Fund may not be suitable if you:

*Are seeking stability of principal

*Are seeking a conservative risk investment

PORTFOLIO MANAGEMENT OF THE FUND
40|86 serves as the subadvisor to the Fund. 40|86,located at 11825 N.Pennsylvania Avenue,Carmel,Indiana 46032, is a wholly-owned subsidiary of Conseco,Inc.,a publicly held financial services company (NYSE:CNO)that provides investment,lending and insurance products to more than 12 million customers.As of December 31,2003,40|86 managed more than $26 billion in assets.

The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC (the "Investment Manager ")of 0.45%of the average daily net assets of the Fund.The Investment Manager,in turn,pays a portion of this fee to 40|86.

The Investment Manager has contractually agreed,through at least April 30,2005,to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage,interest,taxes and extraordinary expenses)of the Fund exceed: (i)with respect to Class A shares,0.99%of the Fund 's average daily net assets;(ii)with respect to Class B and Class C shares,1.49%of the Fund 's average daily net assets; and (iii)with respect to Class Y shares,0.49%of the Fund 's average daily net assets.The Fund is obligated to repay the Investment Manager such amounts waived,paid or reimbursed in future years provided that the repayment occurs within three (3)years after the waiver or reimbursement and that such repayment would not cause the Fund 's expenses in any such future year to exceed the levels specified above.

MANAGEMENT OF THE FUNDS

Investment Manager and Subadvisors

The Managers Funds LLC (the "Investment Manager "),an indirect,wholly-owned subsidiary of Affiliated Managers
Group, Inc.,which is located at 600 Hale Street,Prides Crossing,MA 01965,serves as the investment manager to the Funds and is responsible for the Funds ' overall administration.It selects and recommends,subject to the approval of the Board of Trustees,one or more subadvisors to manage each Fund 's investment portfolio.It also allocates assets among the subadvisors for Funds with more than one subadvisor,monitors the performance,security holdings and investment strategies of the subadvisors,and,when appropriate,researches any potential new subadvisors for the Funds.The SEC has given the Trust an exemptive order permitting the Investment Manager to change subadvisors without prior shareholder approval,but subject to shareholder notification within 90 days of any such changes.

40|86 Advisors,Inc.("40|86 ")(formerly known as Conseco
Capital Management,Inc.),located at 11825 N.Pennsylvania
Avenue,Carmel,Indiana 46032,is the subadvisor for the fixed income portion of Managers Balanced Fund and for Managers Convertible Securities Fund,Managers High
Yield Fund and Managers Fixed Income Fund.40|86 is a wholly-owned subsidiary of Conseco,Inc.,a publicly held financial services company (NYSE:CNO)that provides investment,lending and insurance products to more than 12 million customers.As of December 31,2003,40|86 managed more than $26 billion in assets.

Chicago Equity Partners,LLC ("CEP "),located at 180
N.LaSalle Street,Suite 3800,Chicago,Illinois 60601,is the subadvisor for Managers Mid-Cap Fund,Managers Large-Cap Fund and the equity portion of Managers Balanced Fund.As of December 31,2003,CEP had assets under management of approximately
$7 billion.

Oak Associates,ltd.("Oak "),located at 3875 Embassy
Parkway,Suite 250,Akron,Ohio 44333,is the subadvisor for Managers Science &Technology Fund and Managers 20
Fund.As of December 31,2003,Oak had assets under management of approximately $9 billion.

Portfolio Managers of the Funds

Robert L.Cook ,CFA,joined 40|86 in 1994 as a Securities
Analyst and is currently Director of Research and a Senior Vice President of 40|86.He is responsible for managing
Managers Convertible Securities Fund and for co-managing Managers High Yield Fund.

Gregory J.Hahn ,CFA,joined 40|86 in 1989,served as
Senior Vice President of Investments beginning in 1993 and is currently Chief Fixed Income Investment Officer and
Senior Vice President,Portfolio Analytics of 40|86.He is responsible for managing the fixed-income portion of Managers
Balanced Fund.

Thomas G.Hauser ,CFA,is a Vice President of,and has been a portfolio manager for,40|86 since 2001.Prior to joining 40|86,he was a Vice President of,and a portfolio manager for,Van Kampen Investments from 1993 to 2001.He is responsible for co-managing Managers High Yield Fund.

Leo J.Dierckman ,joined 40|86 in 1999 as a Securities
Analyst and is currently Second Vice President-Fixed
Income Research of 40|86.Prior to joining 40|86,Mr.Dierckman served as Vice President of Finance for HealthCareContinuum from 1989 to 1999.He is responsible for managing
Managers Convertible Securities Fund.

Mike Richman ,joined 40|86 in 1997,served as an
Investment Analyst in 40|86 's Investment Reporting department beginning in 1998 and is an Assistant Vice President and Portfolio Manager of 40|86.He is responsible for managing
Managers Fixed Income Fund.

CEP utilizes a team approach to manage Managers Mid-Cap
Fund,Managers Large-Cap Fund and the equity portion of Managers Balanced Fund.

Oak utilizes a team approach to manage Managers Science
&Technology Fund and Managers 20 Fund.

Administrative Services

The Investment Manager also provides administrative services to the Funds,including:
*Supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date;

*Supervising the preparation and filing of documents as required by state and federal regulatory agencies;and

*Management and oversight of all third-party service providers.

As compensation for these services,the Investment
Manager receives administrative fees of 0.20%annually of each Fund 's average daily net assets.


		ABOUT YOUR INVESTMENT

		FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund 's financial performance for the past five fiscal years (or since the Fund 's inception).Certain information reflects financial results for a single Fund share.The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.Please note that the financial highlights information in the following tables represents financial highlights of each Class of shares of Predecessor Science & Technology Fund, Predecessor 20 Fund, Predecessor Equity Fund, Predecessor Large-Cap Fund, Predecessor Balanced Fund, Predecessor Convertible Securities Fund,Predecessor High Yield Fund and Predecessor Fixed Income Fund through December 31, 2003.The information has been derived from the financial statements of each Class of shares of Predecessor Science & Technology Fund,Predecessor 20 Fund,Predecessor Equity Fund,Predecessor Large-Cap Fund,Predecessor Balanced Fund, Predecessor Convertible Securities Fund,Predecessor
High Yield Fund and Predecessor Fixed Income Fund,which were reorganized into Managers Science &Technology
Fund,Managers 20 Fund,Managers Mid-Cap Fund,Managers
Large-Cap Fund,Managers Balanced Fund,Managers Convertible Securities Fund,Managers High Yield Fund and Managers
Fixed Income Fund,respectively,on March 31,2004.This information,derived from each Predecessor Fund 's
Financial Statements, has been audited by PricewaterhouseCoopers LLP,whose report is included in each Predecessor Fund 's
Annual Report, which is available upon request.

Financial Highlights
For a share outstanding throughout each year
(period)ended December 31,



CLASS A SHARES		Conseco Science & Technology Fund 	Conseco 20 Fund
			2003	2002 	2001 	2000 (f) 	2003 	2002 	2001 	2000 	1999
Net asset value per
share, beginning of
period 			$1.31	$3.01 $6.94 	$10.00 		$3.51 	$6.12 	$11.76 	$20.68 	$12.80
Income from investment
operations (a):
Net investment income
(loss)			(0.03)	(0.05)(0.04)	(0.05)		(0.05)	(0.07)	(0.08)	(0.28)	(0.18)
Net realized gains
(losses)and change in
unrealized appreciation
or depreciation
on investments 		0.84 	(1.65)(3.89)	(3.01)		2.02	(2.54)	(5.56)	(5.22)	9.19
Total income (loss)
from investment
operations 		0.81	(1.70)(3.93)	(3.06)		1.97 	(2.61)	(5.64)	(5.50)	9.01
Distributions:
Dividends from net
investment income 	-	-	-	-		-	-	-	-	-
Distributions of net
realized gains 		-	-	-	-		-	-	-	(3.42)	(1.13)
Total distributions 	-	-	-	-		-	-	-	(3.42)	(1.13)
Net asset value per
share,end of period 	$2.12 	$1.31	$3.01 	$6.94 		$5.48 	$3.51 	$6.12 	$11.76 	$20.68
Total return (b)(c)(d)	61.83%	-56.48%	-56.63%	-30.60%		56.13%-	42.65%	-47.96%	-25.67%	70.40%
Ratios/supplemental data:
Net assets (dollars in
thousands),end of period $1,136 $3,778 $16,077 $19,850 		$7,956	$8,778 	$23,948 $33,439 $53,463
Ratio of expenses to
average net assets (b)(e):
Before expense
reimbursement		3.74%	2.38%	2.18%	2.17%		1.97%	1.82%	1.67%	1.51%	1.70%
After expense
reimbursement		1.75%	1.75%	1.75%	1.75%		1.75%	1.75%	1.67%	1.51%	1.68%
Ratio of net investment
income (loss)to average
net assets (b)(e):	-1.58%	-1.69%	-1.50%	-1.23%		-1.15%	-1.19%	-1.19%	-1.14%	-1.02%

CLASS A SHARES		Conseco Mid-Cap Fund 			Conseco Large-Cap Fund
			2003 	2002 	2001 	2000 	1999 	2003 	2002 	2001 	2000 (f)
Net asset value per
share, beginning of
period			$7.58 	$8.79 	$9.86 	$16.27 $12.55 	$4.78 	$6.60 	$8.43	$10.00
Income from investment
operations (a):
Net investment
income (loss)		(0.01)	(0.01)	(0.01)	(0.13)	(0.14)	(0.02)	(0.07)	(0.06)	-
Net realized gains
(losses)and change in
unrealized appreciation
or depreciation
on investments		2.79 	(1.20)	(1.06)	0.40 	7.18 	1.26 	(1.75)	(1.77)	(1.57)
Total income (loss)from
investment operations	2.78 	(1.21)	(1.07)	0.27 	7.04 	1.24 	(1.82)	(1.83)	(1.57)
Distributions:
Dividends from net
investment income	-	-	-	-	-	-	-	-	-
Distributions of net
realized gains		-	-	(0.00)(g)(6.68)(3.32)	-	-	-	-
Total distributions	-	-	(0.00)	(6.68)	(3.32)	-	-	-	-
Net asset value per share,
end of period		$10.36 $7.58 	$8.79 	$9.86	 $16.27 $6.02 	$4.78 	$6.60 	$8.43
Total return (b)(c)(d)	36.68%	-13.77%	-10.93%	4.97%	56.21%	25.94%	-27.58%	-21.71%	-15.70%
Ratios/supplemental data:
Net assets (dollars in
thousands), end of period$9,741 $7,290 $14,268 $15,210 	$29,480 $837 	$945 	$9,417	$13,737
Ratio of expenses to
average net assets (b)(e):
Before expense 		1.63%	1.59%	1.60%	1.47%	1.66%	3.29%	2.10%	1.96%	2.06%
reimbursement
After expense
reimbursement		1.50%	1.50%	1.50%	1.47%	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment
income (loss)to
average net
assets (b)(e):		-0.14%	-0.09%	-0.08%	-0.80%	-0.83%	0.41%	-0.64%	-0.80%	-0.16%



Financial Highlights
For a share outstanding throughout each year
(period)ended December 31,


CLASS A SHARES		Conseco Balanced Fund 			Conseco Convertible Securities Fund
			2003 	2002 	2001 	2000 	1999 	2003 	2002 	2001 	2000 	1999

Net asset value per
share, beginning of
period			$8.62 	$10.13 	$11.08 	$13.51 	$11.69 	$8.63 	$9.62 	$11.80	$14.93 	$11.00
Income from investment
operations (a):
Net investment
income (loss)		0.22 	0.24 	0.25 	0.28 	0.22 	0.34 	0.32 	0.30 	0.43 	0.46
Net realized gains
(losses)and change in
unrealized appreciation
or depreciation
on investments		1.81 	(1.49)	(0.96)	0.64 	3.18 	2.04 	(1.02)	(1.63)	(1.08)	3.89
Total income (loss)from
investment operations	2.03 	(1.25)	(0.71)	0.92 	3.40 	2.38 	(0.70)	(1.33)	(0.65)	4.35
Distributions:
Dividends from net
investment income	(0.23)	(0.26)	(0.24)	(0.25)	(0.23)	(0.39)	(0.29)	(0.36)	(0.36)	(0.27)
Distributions of net
realized gains		-	-	-	(3.10)	(1.35)	-	-	(0.49)	(2.12)	(0.15)
Total distributions	(0.23)	(0.26)	(0.24)	(3.35)	(1.58)	(0.39)	(0.29)	(0.85)	(2.48)	(0.42)
Net asset value per
share,end of period	$10.42 	$8.62 	$10.13 	$11.08 	$13.51 	$10.62 	$8.63 	$9.62	$11.80 	$14.93
Total return (b)(c)(d)	23.85%	-12.47%	-6.37%	7.29%	29.44%	28.14%	-7.24%	-11.27%	-3.56%	40.12%
Ratios/supplemental data:
Net assets (dollars in
thousands),end of period$3,448 	$4,205 	$22,802 $24,311 $31,932 $2,700 	$2,639	$4,482 	$15,022 $22,927
Ratio of expenses to
average net assets (b)(e):
Before expense
reimbursement		1.73%	1.68%	1.68%	1.74%	1.96%	2.09%	1.98%	1.90%	1.70%	1.95%
After expense
reimbursement		1.50%	1.50%	1.50%	1.50%	1.50%	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of net investment
income (loss)to
average net assets (b)(e):2.21%	2.62%	2.43%	1.92%	1.87%	3.40%	3.50%	3.15%	2.49%	2.11%


			Conseco High Yield Fund 		Conseco Fixed Income Fund
CLASS A SHARES
			2003 	2002 	2001 	2000 	1999 	2003 	2002 	2001 	2000 	1999

Net asset value per
share, beginning of
period			$7.08 	$7.76 	$8.20 	$10.00 	$10.00 	$10.05 	$10.14 	$9.94	$9.60 	$10.21
Income from investment
operations (a):
Net investment income
(loss)			0.64 	0.80 	0.79 	0.81 	1.00 	0.52 	0.56 	0.55 	0.62 	0.63
Net realized gains
(losses) and change in
unrealized appreciation
or depreciation
on investments		1.39 	(0.70)	(0.41)	(1.83)	(0.13)	0.53 	(0.06)	0.30 	0.33	(0.65)
Total income (loss)
from investment
operations		2.03 	0.10 	0.38 	(1.02)	0.87 	1.05 	0.50 	0.85 	0.95 	(0.02)
Distributions:
Dividends from net
investment income	(0.65)	(0.78)	(0.82)	(0.78)	(0.87)	(0.54)	(0.59)	(0.55)	(0.61)	(0.56)
Distributions of net
realized gains		-	-	-	-	-	-	-	(0.10)	-	(0.03)
Total distributions	(0.65)	(0.78)	(0.82)	(0.78)	(0.87)	(0.54)	(0.59)	(0.65)	(0.61)	(0.59)
Net asset value per
share, end of period	$8.46 	$7.08 	$7.76 	$8.20 	$10.00 	$10.56 	$10.05 	$10.14	$9.94 	$9.60
Total return (b)(c)(d)	29.73%	1.85%	4.78%	-10.74%	9.03%	10.67%	5.11%	8.66%	10.30%	-0.27%
Ratios/supplemental
data:
Net assets (dollars
in thousands),
end of period		$24,693 $44,059 $27,712 $19,689 $42,591 $7,936 	$15,455	$65,303 $32,693 $30,681
Ratio of expenses
to average net
assets (b)(e):
Before expense
reimbursement		1.63%	1.61%	1.61%	1.58%	1.66%	1.33%	1.32%	1.33%	1.44%	1.64%
After expense
reimbursement		1.40%	1.40%	1.40%	1.40%	1.40%	1.10%	1.10%	1.13%	1.25%	1.25%
Ratio of net investment
income (loss)to
average net
assets (b)(e):		8.10%	10.86%	9.95%	8.43%	8.93%	5.02%	5.73%	5.44%	6.42%	5.69%




(a)Per share amounts presented are based on an average of monthly shares outstanding for the period ended
December 31,2003 and 2000.Per share amounts for Conseco Convertible Securities Fund only are presented based on an average of monthly shares outstanding for the year ended December 31,2001.
Per share amounts for Conseco Large-Cap,Balanced and Fixed Income Funds only are presented based on an average of monthly shares outstanding for the year ended December 31,2002.
(b)The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis,1.75%for the Conseco Science
&Technology and Conseco 20,1.50%for the Conseco
Equity,Conseco Large-Cap and Conseco Balanced,
1.55%for the Conseco Convertible Securities,1.40%for the Conseco High Yield and 1.10%for the Conseco Fixed
Income Funds.These contractual
limits may be discontinued at any time after April
30,2004.
(c)Total return figures do not include sales loads;results would be lower if sales charges were included.
(d)Not annualized for periods of less than one full year.
(e)Annualized for periods of less than one full year
(f)Period from July 1,2000 (commencement of operations)through December 31,2000.
(g)Amount calculated is less than $0.005 per share.

Financial Highlights
For a share outstanding throughout each year
(period)ended December 31,

CLASS B SHARES		Conseco Science & Technology Fund 	Conseco 20 Fund
			2003	2002 	2001 	2000 (f) 	2003 	2002 	2001 	2000 	1999

Net asset value per
share, beginning of
period 			$1.30	$2.98 	$6.93 	$10.00 		$3.39 	$5.95 	$11.48 	$20.40 	$12.71
Income from investment
operations (a):
Net investment income
(loss)			(0.04)	(0.06)	(0.07)	(0.05)		(0.07)	(0.10)	(0.13)	(0.39)	(0.10)
Net realized gains
(losses)and change in
unrealized appreciation
or depreciation
on investments 		0.83 	(1.62)	(3.88)	(3.02)		1.95	(2.46)	(5.40)	(5.11)	8.94
Total income (loss)from
investment operations 	0.79	(1.68)	(3.95)	(3.07)		1.88 	(2.56)	(5.53)	(5.50)	8.84
Distributions:
Dividends from net
investment income 	-	-	-	-		-	-	-	-	-
Distributions of net
realized gains 		-	-	-	-		-	-	-	(3.42)	(1.15)
Total distributions 	-	-	-	-		-	-	-	(3.42)	(1.15)
Net asset value per
share,end of period 	$2.09 	$1.30	$2.98 	$6.93 		$5.27 	$3.39 	$5.95 	$11.48 	$20.40
Total return (b)(c)(d)	60.77%	-56.38%	-57.00%	-30.70%		55.46%	-43.03%	-48.17%	-25.99%	69.56%
Ratios/supplemental
data:
Net assets (dollars in
thousands),
end of period 		$674 	$540 	$2,348 	$4,699 		$19,724 $16,197	$46,136 $89,044 $71,233
Ratio of expenses to
average net assets (b)(e):
Before expense
reimbursement		4.24%	2.88%	2.68%	2.67%		2.47%	2.32%	2.17%	2.01%	2.20%
After expense
reimbursement		2.25%	2.25%	2.25%	2.25%		2.25%	2.25%	2.17%	2.01%	2.18%
Ratio of net investment
income (loss)to
average net assets
(b)(e):			-2.08%	-2.19%	-2.00%	-1.73%		-1.65%	-1.69%	-1.69%	-1.64%	-1.52%


CLASS B SHARES		Conseco Mid-Cap Fund 			Conseco Large-Cap Fund
			2003 	2002 	2001 	2000 	1999 	2003 	2002 	2001 	2000 (f)
Net asset value per
share, beginning of
period			$7.33 	$8.54 	$9.63 	$16.13 	$12.47 	$4.72 	$6.55 	$8.41	$10.00
Income from investment
operations (a):
Net investment income
(loss)			(0.05)	(0.06)	(0.05)	(0.20)	(0.14)	(0.05)	(0.10)	(0.08)	(0.01)
Net realized gains
(losses)and change in
unrealized appreciation
or depreciation
on investments		2.70 	(1.15)	(1.04)	0.38 	7.07 	1.24 	(1.73)	(1.78)	(1.58)
Total income (loss)
from investment
operations		2.65 	(1.21)	(1.09)	0.18 	6.93 	1.19 	(1.83)	(1.86)	(1.59)
Distributions:
Dividends from net
investment income	-	-	-	-	-	-	-	-	-
Distributions of net
realized gains		-	-	(0.00)(g)(6.68)	(3.27)	-	-	-	-
Total distributions	-	-	(0.00)	(6.68)	(3.27)	-	-	-	-
Net asset value per
share,end of period	$9.98 	$7.33 	$8.54 	$9.63 	$16.13 	$5.91 	$4.72 	$6.55 	$8.41
Total return (b)(c)(d)	36.15%	-14.17%	-11.30%	4.44%	55.63%	25.21%	-27.94%	-22.12%	-15.90%
Ratios/supplemental
data:
Net assets (dollars
in thousands),
end of period		$17,052 $15,956 $22,075 $19,621 $3,489 	$2,008 	$2,102	$5,439 	$8,096
Ratio of expenses to
average net assets
(b)(e):
Before expense
reimbursement		2.13%	2.09%	2.10%	1.97%	2.16%	3.79%	2.60%	2.46%	2.56%
After expense
reimbursement		2.00%	2.00%	2.00%	1.97%	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net
investment income
(loss)to
average net assets
(b)(e):			-0.64%	-0.59%	-0.58%	-1.30%	-1.33%	-0.91%	-1.14%	-1.30%	-0.66%



Financial Highlights
For a share outstanding throughout each year
(period)ended December 31,


CLASS B SHARES		Conseco Balanced Fund 			Conseco Convertible Securities Fund
			2003 	2002 	2001 	2000 	1999 	2003 	2002 	2001 	2000 	1999

Net asset value per
share, beginning of
period			$8.49 	$9.98 	$10.92 	$13.38 	$11.61 	$8.58 	$9.56 	$11.74	$14.88 $11.00
Income from investment
operations (a):
Net investment income
(loss)			0.16 	0.18 	0.20 	0.19 	0.12 	0.28 	0.27 	0.24 	0.34 	0.06
Net realized gains
(losses) and change in
unrealized appreciation
or depreciation
on investments		1.79 	(1.45)	(0.94)	0.66 	3.18 	2.03 	(1.00)	(1.63)	(1.07)	4.21
Total income (loss)from
investment operations	1.95 	(1.27)	(0.74)	0.85 	3.30 	2.31 	(0.73)	(1.39)	(0.73)	4.27
Distributions:
Dividends from net
investment income	(0.18)	(0.22)	(0.20)	(0.21)	(0.18)	(0.34)	(0.25)	(0.30)	(0.29)	(0.24)
Distributions of net
realized gains		-	-	-	(3.10)	(1.35)	-	-	(0.49)	(2.12)	(0.15)
Total distributions	(0.18)	(0.22)	(0.20)	(3.31)	(1.53)	(0.34)	(0.25)	(0.79)	(2.41)	(0.39)
Net asset value per
share, end of period	$10.26 	$8.49 	$9.98 	$10.92 	$13.38 	$10.55 	$8.58 	$9.56	$11.74 	$14.88
Total return (b)(c)(d)	23.42%	-12.89%	-6.79%	6.79%	28.79%	27.46%	-7.61%	-11.77%	-4.07%	39.40%
Ratios/supplemental
data:
Net assets (dollars
in thousands),
end of period		$12,134 $12,345 $20,279 $13,958 $2,854 	$10,173 $9,438	$17,903 $30,872 $13,690
Ratio of expenses
to average net
assets (b)(e):
Before expense
reimbursement		2.23%	2.18%	2.18%	2.24%	2.46%	2.59%	2.48%	2.40%	2.20%	2.45%
After expense
reimbursement		2.00%	2.00%	2.00%	2.00%	2.00%	2.05%	2.05%	2.05%	2.05%	2.05%
Ratio of net
investment income
(loss)to
average net
assets (b)(e):		1.71%	2.12%	1.93%	1.42%	1.37%	2.90%	3.00%	2.65%	1.99%	1.61%


			Conseco High Yield Fund 		Conseco Fixed Income Fund
CLASS B SHARES
			2003 	2002 	2001 	2000 	1999 	2003 	2002 	2001 	2000 	1999
Net asset value per
share, beginning of
period			$7.04 	$7.71 	$8.16 	$9.97 	$9.97 	$10.02 	$10.10 	$9.91 	$9.59	$10.19
Income from investment
operations (a):
Net investment
income (loss)		0.60 	0.75 	0.76 	0.73 	0.55 	0.48 	0.50 	0.51 	0.58 	0.41
Net realized gains
(losses) and change in
unrealized appreciation
or depreciation
on investments		1.38 	(0.67)	(0.43)	(1.80)	0.28 	0.50 	(0.04)	0.29 	0.32 	(0.46)
Total income (loss)
from investment
operations		1.98 	0.08 	0.33 	(1.07)	0.83 	0.98 	0.46 	0.80 	0.90 	(0.05)
Distributions:
Dividends from net
investment income	(0.62)	(0.75)	(0.78)	(0.74)	(0.83)	(0.49)	(0.54)	(0.51)	(0.58)	(0.52)
Distributions of
net realized gains	-	-	-	-	-	-	-	(0.10)	-	(0.03)
Total distributions	(0.62)	(0.75)	(0.78)	(0.74)	(0.83)	(0.49)	(0.54)	(0.61)	(0.58)	(0.55)
Net asset value per
share,end of period	$8.40 	$7.04 	$7.71 	$8.16 	$9.97 	$10.51 	$10.02 	$10.10	$9.91 	$9.59
Total return (b)(c)(d)	29.01%	1.49%	4.17%	-11.31%	8.57%	10.09%	4.64%	8.16%	9.74%	-0.49%
Ratios/supplemental
data:
Net assets (dollars
in thousands),
end of period		$35,695 $35,654 $48,857 $41,319 $47,433 $28,560 $35,087	$38,793 $9,340 	$5,230
Ratio of expenses
to average net
assets (b)(e):
Before expense
reimbursement		2.13%	2.11%	2.11%	2.08%	2.16%	1.84%	1.82%	1.80%	1.79%	1.99%
After expense
reimbursement		1.90%	1.90%	1.90%	1.90%	1.90%	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment
income (loss)to
average net
assets (b)(e):		7.60%	10.36%	9.45%	7.93%	8.43%	4.52%	5.23%	4.98%	6.07%	5.34%









(a)Per share amounts presented are based on an average of monthly shares outstanding for the period ended
December 31,2003 and 2000.Per share amounts for Conseco Convertible Securities Fund only are presented based on an average of monthly shares outstanding for the year ended December 31,2001.
Per share amounts for Conseco Large-Cap,Balanced and Fixed Income Funds only are presented based on an average of monthly shares outstanding for the year ended December 31,2002.

(b)The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis,2.25%for the Conseco Science
&Technology and Conseco 20,2.00%for the Conseco
Equity,Conseco Large-Cap and Conseco Balanced,
2.05%for the Conseco Convertible Securities,1.90%for the Conseco High Yield and 1.60%for the Conseco Fixed
Income Funds.These contractual
limits may be discontinued at any time after April
30,2004.
(c)Total return figures do not include sales loads;results would be lower if sales charges were included.
(d)Not annualized for periods of less than one full year.
(e)Annualized for periods of less than one full year.
(f)Period from July 1,2000 (commencement of operations)through December 31,2000.
(g)Amount calculated is less than $0.005 per share.

Financial Highlights
For a share outstanding throughout each year
(period)ended December 31,

CLASS C SHARES		Conseco Science & Technology Fund 	Conseco 20 Fund
			2003	2002 	2001 	2000 (f) 	2003 	2002 	2001 	2000 	1999
Net asset value per
share, beginning of
period 			$1.30	$2.99 	$6.92 	$10.00 		$3.40 	$5.98 	$11.52 	$20.46 	$12.75
Income from investment
operations (a):
Net investment income
(loss)			(0.04)	(0.06)	(0.06)	(0.05)		(0.07)	(0.10)	(0.12)	(0.39)	(0.09)
Net realized gains
(losses)and change in
unrealized appreciation
or depreciation
on investments		 0.84 	(1.63)	(3.87)	(3.03)		1.96	(2.48)	(5.42)	(5.13)	8.96
Total income (loss)
from investment
operations 		0.80	(1.69)	(3.93)	(3.08)		1.89 	(2.58)	(5.54)	(5.52)	8.87
Distributions:
Dividends from net
investment income 	-	-	-	-		-	-	-	-	-
Distributions of net
realized gains 		-	-	-	-		-	-	-	(3.42)	(1.16)
Total distributions 	-	-	-	-		-	-	-	(3.42)	(1.16)
Net asset value per
share, end of period 	$2.10 	$1.30	$2.99 	$6.92 		$5.29 	$3.40 	$5.98 	$11.52 	$20.46
Total return (b)(c)(d)	61.54%	-56.52%	-56.79%	-30.80%		55.13%	-42.98%	-48.09%	-26.02%	69.54%
Ratios/supplemental
data:
Net assets (dollars
in thousands),
end of period 		$1,483 	$1,240 	$4,684 	$5,122 		$18,038	$15,359 $40,383 $64,272 $37,093
Ratio of expenses to
average net assets (b)(e):
Before expense
reimbursement		4.24%	2.88%	2.68%	2.67%		2.47%	2.32%	2.17%	2.01%	2.20%
After expense
reimbursement		2.25%	2.25%	2.25%	2.25%		2.25%	2.25%	2.17%	2.01%	2.18%
Ratio of net investment
income (loss)to
average net
assets (b)(e):		-2.08%	-2.19%	-2.00%	-1.73%		-1.65%	-1.69%	-1.69%	-1.64%	-1.52%


CLASS C SHARES		Conseco Mid-Cap Fund 			Conseco Large-Cap Fund
			2003 	2002 	2001 	2000 	1999 	2003 	2002 	2001 	2000 (f)

Net asset value per
share, beginning of
period			$7.34 	$8.55 	$9.63 	$16.12 	$12.54	$4.72 	$6.56 	$8.42	$10.00
Income from investment
operations (a):
Net investment income
(loss)			(0.05)	(0.06)	(0.04)	(0.20)	(0.07)	(0.05)	(0.10)	(0.10)	(0.01)
Net realized gains
(losses) and change in
unrealized appreciation
or depreciation
on investments		2.70 	(1.15)	(1.04)	0.39 	7.02 	1.25 	(1.74)	(1.76)	(1.57)
Total income (loss)
from investment
operations		2.65 	(1.21)	(1.08)	0.19 	6.95 	1.20 	(1.84)	(1.86)	(1.58)
Distributions:
Dividends from net
investment income	-	-	-	-	-	-	-	-	-
Distributions of net
realized gains		-	-	(0.00)(g)(6.68)	(3.37)	-	-	-	-
Total distributions	-	-	(0.00)	(6.68)	(3.37)	-	-	-	-
Net asset value per
share, end of period	$9.99 	$7.34 	$8.55 	$9.63 	$16.12 	$5.92 	$4.72 	$6.56 	$8.42
Total return (b)(c)(d)	36.10%	-14.15%	-11.19%	4.51%	55.89%	25.42%	-28.05%	-22.09%	-15.80%
Ratios/supplemental
data:
Net assets (dollars
in thousands),
end of period		$16,576 $16,329 $20,055 $13,793 $2,972 	$1,241 	$1,858	$4,825 	$7,513
Ratio of expenses
to average net
assets (b)(e):
Before expense
reimbursement		2.13%	2.09%	2.10%	1.97%	2.16%	3.79%	2.60%	2.46%	2.56%
After expense
reimbursement		2.00%	2.00%	2.00%	1.97%	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net
investment income
(loss)to average
net assets (b)(e):	-0.64%	-0.59%	-0.57%	-1.30%	-1.33%	-0.91%	-1.14%	-1.30%	-0.66%



CLASS C SHARES		Conseco Balanced Fund 			Conseco Convertible Securities Fund
			2003 	2002 	2001 	2000 	1999 	2003 	2002 	2001 	2000 	1999
Net asset value per
share, beginning of
period			$8.56 	$10.06 	$11.01 	$13.46 	$11.66 	$8.61 	$9.60 	$11.78	$14.91 $11.00
Income from investment
operations (a):
Net investment income
(loss)			0.16	0.18	0.19	0.19	0.13	0.29	0.28	0.24	0.34	0.06
Net realized gains
(losses)and change in
unrealized appreciation
or depreciation
on investments		1.81 	(1.46)	(0.94)	0.66 	3.20 	2.03 	(1.02)	(1.63)	(1.06)	4.23
Total income (loss)from
investment operations	1.97 	(1.28)	(0.75)	0.85 	3.33 	2.32 	(0.74)	(1.39)	(0.72)	4.29
Distributions:
Dividends from net
investment income	(0.18)	(0.22)	(0.20)	(0.20)	(0.18)	(0.34)	(0.25)	(0.30)	(0.29)	(0.23)
Distributions of net
realized gains		-	-	-	(3.10)	(1.35)	-	-	(0.49)	(2.12)	(0.15)
Total distributions	(0.18)	(0.22)	(0.20)	(3.30)	(1.53)	(0.34)	(0.25)	(0.79)	(2.41)	(0.38)
Net asset value per
share,end of period	$10.35 $8.56 	$10.06 	$11.01 	$13.46 	$10.59 	$8.61 	$9.60	$11.78 	$14.91
Total return (b)(c)(d)	23.38%	-12.94%	-6.77%	6.79%	28.81%	27.47%	-7.68%	-11.72%	-3.99%	39.52%
Ratios/supplemental
data:
Net assets (dollars
in thousands),
end of period		$8,537 	$13,026 $28,946 $8,487 	$2,264 	$3,583 	$3,701	$7,417 	$11,919 $4,107
Ratio of expenses to
average net
assets (b)(e):
Before expense
reimbursement		2.23%	2.18%	2.18%	2.24%	2.46%	2.59%	2.48%	2.40%	2.20%	2.45%
After expense
reimbursement		2.00%	2.00%	2.00%	2.00%	2.00%	2.05%	2.05%	2.05%	2.05%	2.05%
Ratio of net investment
income (loss)to
average net
assets (b)(e):		1.71%	2.12%	1.93%	1.42%	1.37%	2.90%	3.00%	2.65%	1.99%	1.61%


			Conseco High Yield Fund 		Conseco Fixed Income Fund
CLASS C SHARES
			2003 	2002 	2001 	2000 	1999 	2003 	2002 	2001 	2000 	1999

Net asset value per
share, beginning of
period			$7.03	$7.70	$8.15	$9.95	$9.95	$10.07	$10.15	$9.95	$9.63	$10.23
Income from
investment
operations (a):
Net investment
income (loss)		 0.60 	 0.75 	 0.75 	 0.73 	 0.50 	 0.47 	 0.50 	 0.51 	 0.58 	 0.41
Net realized gains
(losses) and change in
unrealized appreciation
or depreciation
on investments		1.37 	 (0.67)	 (0.42)	 (1.79)	 0.33 	 0.52 	 (0.04)	 0.30 	 0.32 	 (0.45)
Total income (loss)
from investment
operations		1.97 	 0.08 	 0.33 	 (1.06)	 0.83 	 0.99 	 0.46 	 0.81 	 0.90 	 (0.04)
Distributions:
Dividends from net
investment income	(0.61)	 (0.75)	 (0.78)	 (0.74)	 (0.83)	 (0.48)	 (0.54)	 (0.51)	 (0.58)	 (0.53)
Distributions of net
realized gains		 -   	 -   	 -   	 -   	 - 	 -   	 -   	 (0.10)	 -   	 (0.03)
Total distributions	(0.61)	 (0.75)	 (0.78)	 (0.74)	 (0.83)	 (0.48)	 (0.54)	 (0.61)	 (0.58)	 (0.56)
Net asset value per
share, end of period	$8.39	$7.03	$7.70	$8.15	$9.95	$10.58	$10.07	$10.15	$9.95	$9.63
Total return (b)(c)(d)	29.04%	1.49%	4.18%	-11.22%	8.60%	10.11%	4.69%	8.26%	9.69%	-0.47%
Ratios/supplemental
data:
Net assets (dollars
in thousands),
end of period		$13,833 $16,538 $25,532	$18,645 $18,541 $20,009 $35,719 $57,239	$5,171 	$2,655
Ratio of expenses to
average net
assets (b)(e):
Before expense
reimbursement		2.13%	2.11%	2.11%	2.08%	2.16%	1.84%	1.82%	1.80%	1.79%	1.99%
After expense
reimbursement		1.90%	1.90%	1.90%	1.90%	1.90%	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment
income (loss)to
average net
assets (b)(e):		7.60%	10.36%	9.45%	7.93%	8.43%	4.52%	5.23%	4.98%	6.07%	5.34%


(a)Per share amounts presented are based on an average of monthly shares outstanding for the period ended
December 31,2003 and 2000.Per share amounts for Conseco Convertible Securities Fund only are presented based on an average of monthly shares outstanding for the year ended December 31,2001.
Per share amounts for Conseco Large-Cap,Balanced and Fixed Income Funds only are presented based on an average of monthly shares outstanding for the year ended December 31,2002.
(b)The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis,2.25%for the Conseco Science
&Technology and Conseco 20,2.00%for the Conseco
Equity,Conseco Large-Cap and Conseco Balanced,
2.05%for the Conseco Convertible Securities,1.90%for the Conseco High Yield and 1.60%for the Conseco Fixed
Income Funds.These contractual
limits may be discontinued at any time after April
30,2004.
(c)Total return figures do not include sales loads;results would be lower if sales charges were included.
(d)Not annualized for periods of less than one full year.
(e)Annualized for periods of less than one full year.
(f)Period from July 1,2000 (commencement of operations)through December 31,2000.
(g)Amount calculated is less than $0.005 per share.

Financial Highlights
For a share outstanding throughout each year
(period)ended December 31,

CLASS Y SHARES		Conseco Science & Technology Fund 	Conseco 20 Fund
			2003	2002 	2001 	2000 (f) 	2003 	2002 	2001 	2000 	1999
Net asset value per
share, beginning of
period 			$1.33	$3.03 	$6.96 	$10.00 		$3.53 	$6.13 	$11.70 	$20.49 	$12.68
Income from investment
operations (a):
Net investment income
(loss)			(0.02)	(0.03)	(0.04)	(0.02)		(0.01)	(0.04)	(0.05)	(0.16)	(0.01)
Net realized gains
(losses)and change in
unrealized appreciation
or depreciation
on investments 		0.86 	(1.67)	(3.89)	(3.02)		2.02	(2.56)	(5.52)	(5.21)	9.04
Total income (loss)from
investment operations 	0.84	(1.70)	(3.93)	(3.04)		2.01 	(2.60)	(5.57)	(5.37)	9.03
Distributions:
Dividends from net
investment income 	-	-	-	-		-	-	-	-	-
Distributions of net
realized gains 		-	-	-	-		-	-	-	(3.42)	(1.22)
Total distributions 	-	-	-	-		-	-	-	(3.42)	(1.22)
Net asset value per
share, end of period 	$2.17 	$1.33	$3.03 	$6.96 		$5.54 	$3.53 	$6.13 	$11.70 	$20.49
Total return (b)(d)	63.16%	-56.11%	-56.47%	-30.40%		56.94%	-42.41%	-47.61%	-25.23%	71.36%
Ratios/supplemental data:
Net assets (dollars
in thousands),
end of period 		$271 	$313 	$1,080 	$2,242 		$10,206 $7,988	$20,149 $30,401 $55,806
Ratio of expenses to
average net assets (b)(e):
Before expense
reimbursement		3.24%	1.88%	1.68%	1.67%		1.47%	1.32%	1.17%	1.01%	1.20%
After expense
reimbursement		1.25%	1.25%	1.25%	1.25%		1.25%	1.25%	1.17%	1.01%	1.18%
Ratio of net investment
income (loss)to
average net
assets (b)(e):		-1.08%	-1.19%	-1.00%	-0.73%		-0.65%	-0.69%	-0.69%	-0.64%	-0.52%

CLASS Y SHARES		Conseco Mid-Cap Fund 			Conseco Large-Cap Fund
			2003 	2002 	2001 	2000 	1999 	2003 	2002 	2001 	2000 (f)

Net asset value per
share, beginning of
period			$7.87 	$9.09 	$10.16 $16.47 	$12.67 	$4.83 	$6.65 	$8.45	$10.00
Income from
investment operations (a):
Net investment
income (loss)		0.03 	0.04 	0.03 	(0.05)	(0.03)	0.01 	(0.04)	(0.01)	-
Net realized gains
(losses)and change in
unrealized appreciation
or depreciation
on investments		2.92 	(1.25)	(1.09)	0.42 	7.24 	1.27 	(1.78)	(1.79)	(1.55)
Total income (loss)
from investment
operations		2.95 	(1.21)	(1.06)	0.37 	7.21 	1.28 	(1.82)	(1.80)	(1.55)
Distributions:
Dividends from net
investment income	-	(0.01)	(0.01)	-	-	-	-	-	-
Distributions of net
realized gains		-	-	(0.00)(c)(6.68)	(3.41)	-	-	-	-
Total distributions	-	(0.01)	(0.01)	(6.68)	(3.41)	-	-	-	-
Net asset value per
share,end of period	$10.82 $7.87 	$9.09 	$10.16 	$16.47 	$6.11 	$4.83 	$6.65	$8.45
Total return (b)(d)	37.51%	-13.33%	-10.38%	5.51%	57.13%	26.50%	-27.37%	-21.30%	-15.50%
Ratios/supplemental
data:
Net assets (dollars
in thousands),
end of period		$64,225 $62,544 $87,671 $106,512 $110,008 $402 	$606	$2,064 $1,268
Ratio of expenses to
average net
assets (b)(e):
Before expense
reimbursement		1.13%	1.09%	1.10%	0.97%	1.16%	2.79%	1.60%	1.46%	1.56%
After expense
reimbursement		1.00%	1.00%	1.00%	0.97%	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment
income (loss)to
average net
assets (b)(e):		0.36%	0.41%	0.42%	-0.30%	-0.33%	0.09%	-0.14%	-0.30%	0.34%



Financial Highlights
For a share outstanding throughout each year
(period)ended December 31,


CLASS Y SHARES		Conseco Balanced Fund 			Conseco Convertible Securities Fund
			2003 	2002 	2001 	2000 	1999 	2003 	2002 	2001 	2000 	1999

Net asset value per
share, beginning of
period			$8.68 	$10.22 	$11.17 	$13.59 	$11.75 	$8.64 	$9.62 	$11.81	$14.94 	$11.00
Income from investment
operations (a):
Net investment
income (loss)		0.27 	0.28 	0.31 	0.34 	0.24 	0.37 	0.36 	0.35 	0.51 	0.04
Net realized gains
(losses)and change in
unrealized appreciation
or depreciation
on investments		1.83 	(1.50)	(0.96)	0.66 	3.24 	2.05 	(1.01)	(1.64)	(1.08)	4.38
Total income (loss)
from investment
operations		2.10 	(1.22)	(0.65)	1.00 	3.48 	2.42 	(0.65)	(1.29)	(0.57)	4.42
Distributions:
Dividends from net
investment income	(0.28)	(0.32)	(0.30)	(0.32)	(0.29)	(0.43)	(0.33)	(0.41)	(0.44)	(0.33)
Distributions of net
realized gains		-	-	-	(3.10)	(1.35)	-	-	(0.49)	(2.12)	(0.15)
Total distributions	(0.28)	(0.32)	(0.30)	(3.42)	(1.64)	(0.43)	(0.33)	(0.90)	(2.56)	(0.48)
Net asset value per
share,end of period	$10.50 	$8.68 	$10.22	$11.17 	$13.59 	$10.63 	$8.64 	$9.62	$11.81 	$14.94
Total return (b)(d)	24.51%	-12.06%	-5.83%	7.82%	30.07%	28.73%	-6.70%	-10.87%	-3.04%	40.91%
Ratios/supplemental
data:
Net assets (dollars
in thousands),
end of period		$8,104 	$8,609 	$16,912 $15,784 $9,186 	$2,255 	$3,338	$5,475 	$9,787 	$30,357
Ratio of expenses
to average net
assets (b)(e):
Before expense
reimbursement		1.23%	1.18%	1.18%	1.24%	1.46%	1.59%	1.48%	1.40%	1.20%	1.45%
After expense
reimbursement		1.00%	1.00%	1.00%	1.00%	1.00%	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of net
investment income
(loss)to
average net
assets (b)(e):		2.71%	3.12%	2.93%	2.42%	2.37%	3.90%	4.00%	3.65%	2.99%	2.61%



			Conseco High Yield Fund 		Conseco Fixed Income Fund
CLASS Y SHARES
			2003 	2002 	2001 	2000 	1999 	2003 	2002 	2001 	2000 	1999

Net asset value per
share,beginning of
period			$7.13 	$7.79 	$8.24 	$10.03 	$10.02 	$10.10 	$10.17 	$9.98	$9.64 	$10.25
Income from investment
operations (a):
Net investment
income (loss)		0.68 	0.84 	0.82 	0.90 	0.45 	0.58 	0.61 	0.61 	0.69 	0.58
Net realized gains
(losses)and change in
unrealized appreciation
or depreciation
on investments		1.40 	(0.68)	(0.41)	(1.86)	0.48 	0.52 	(0.04)	0.28 	0.32 	(0.54)
Total income (loss)
from investment
operations		2.08 	0.16 	0.41 	(0.96)	0.93 	1.10 	0.57 	0.89 	1.01 	0.04
Distributions:
Dividends from net
investment income	(0.69)	(0.82)	(0.86)	(0.83)	(0.92)	(0.59)	(0.64)	(0.60)	(0.67)	(0.62)
Distributions of net
realized gains		-	-	-	-	-	-	-	(0.10)	-	(0.03)
Total distributions	(0.69)	(0.82)	(0.86)	(0.83)	(0.92)	(0.59)	(0.64)	(0.70)	(0.67)	(0.65)
Net asset value per
share,end of period	$8.52 	$7.13 	$7.79 	$8.24 	$10.03 	$10.61 	$10.10 	$10.17	$9.98 	$9.64
Total return (b)(d)	30.30%	2.64%	5.15%	-10.14%	9.64%	11.17%	5.75%	9.20%	10.96%	0.38%
Ratios/supplemental
data:
Net assets (dollars
in thousands),
end of period		$15,469 $9,648 $11,913 	$7,388 	$24,021 $23,763 $30,711	$48,376 $27,189 $27,044
Ratio of expenses
to average net
assets (b)(e):
Before expense
reimbursement		1.13%	1.11%	1.11%	1.08%	1.16%	0.84%	0.82%	0.80%	0.79%	0.99%
After expense
reimbursement		0.90%	0.90%	0.90%	0.90%	0.90%	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net
investment income
(loss)to
average net
assets (b)(e):		8.60%	11.36%	10.45%	8.93%	9.43%	5.52%	6.23%	5.98%	7.07%	6.34%



(a)Per share amounts presented are based on an average of monthly shares outstanding for the period ended
December 31,2003 and 2000.Per share amounts for Conseco Convertible Securities Fund only are presented based on an average of monthly shares outstanding for the year ended December 31,2001.
Per share amounts for Conseco Large-Cap,Balanced and Fixed Income Funds only are presented based on an average of monthly shares outstanding for the year ended December 31,2002.
(b)The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis,1.25%for the Conseco Science
&Technology and Conseco 20,1.00%for the Conseco
Equity,Conseco Large-Cap and Conseco Balanced,
1.05%for the Conseco Convertible Securities,0.90%for the Conseco High Yield and 0.60%for the Conseco Fixed
Income Funds.These contractual
limits may be discontinued at any time after April
30,2004.
(c)Amount calculated is less than $0.005 per share.
(d)Not annualized for periods of less than one full year.
(e)Annualized for periods of less than one full year.
(f)Period from July 1,2000 (commencement of operations)through December 31,2000.

	DETERMINING SHARE PRICE

Your purchase or redemption of Fund shares is based on the Fund 's share price.The share price used for your transaction is equal to the Fund 's net asset value (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the
"NYSE ")is open for trading.The NAV is equal to the Fund 's net worth (assets minus liabilities)divided by the number of shares outstanding.Each Fund 's NAV is calculated at the close of regular business of the NYSE,usually 4:00 p.m. New York Time.Orders received after 4:00 p.m.from certain processing organizations,which have entered into special arrangements with the Fund will also receive that day 's offering price,provided the orders the processing organization transmits to the Investment Manager were accepted by the processing organization before 4:00 p.m.

Likewise,redemption orders received after 4:00 p.m.from certain processing organizations which have entered into special arrangements with the Fund will also be redeemed at the NAV computed that day, provided the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.
Securities traded in foreign markets may trade when the NYSE is closed.Those securities are generally valued at the closing of the exchange where they are primarily traded.Therefore,a Fund 's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

The Fund 's investments are valued based on market values.If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value,pursuant to procedures established by the Board of Trustees.

Each of the Funds may invest in securities that trade in foreign markets.Because substantial time may pass between the time the local market for a security closes and the time a Fund calculates its NAV (typically the close of the NYSE), intervening events may call into question the reliability of the closing local price for that security.On behalf of the Funds, the Investment Manager monitors intervening events that may affect the value of securities held in each Fund 's portfolio and,in accordance with procedures adopted by the Funds ' Trustees,,will adjust the prices of securities traded in foreign markets,as appropriate, to reflect fair value as of the time each Fund 's NAV is calculated.


		MANAGING YOUR ACCOUNT

		ESSENTIAL INFORMATION


Contacting The Managers Funds:

By phone:	800-986-3384 (9 a.m.to 8 p.m.EST)
By mail:	The Managers Funds
		800 Connecticut Avenue
		Norwalk, CT 06854



Minimum Fund Investment*	Per Fund
To open an account		$250
Each additional investment	$50
To open an automated
investment plan			$50
To open a retirement account
through salary reduction	$0
Initiate a Dollar Cost
Averaging (DCA)Plan through FA
Prime Obligations Fund Account	$5,000
Transfer assets from DCA
Plan to Fund			$250 each month

*Minimums apply to Class A,Class B and Class C shares.


We cannot accept third-party checks.

These requirements may be changed or waived at any time at our discretion.

If you invest through a third-party such as a bank,broker-dealer or other financial intermediary rather than directly with the Funds,the policies,fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder,and may pay fees to these firms for participation in these programs.

Keeping Track

We will send you written confirmation of each transaction in your account.These confirmations also serve as your proof of ownership since we do not issue certificates.

		SHARE CLASSES

Investors may choose from four classes of shares in each of the Funds.The classes differ with respect to sales charges and Fund expenses.Four important considerations in choosing a share class are the amount you plan to invest,your investment objectives,the Fund 's expenses and charges,and how long you intend to keep the money invested. We recommend that you discuss your investment goals and choices with your registered financial professional in order to determine which share class is right for you.

Class A Shares

*Carry a maximum up-front sales charge of 5.75%of your investment (5.00%maximum for the Managers Fixed Income
Fund)depending on the size of your investment.

*Have lower operating expenses than Class B or Class C shares.This means an investment in Class A shares will have higher annual returns than a comparable investment in Class B or C shares.

*12b-1 fees for all Funds =0.50%
Class B Shares

*Have no up-front sales charge,but require that you pay a surrender charge (referred to as a contingent-deferred sales charge (CDSC))on shares you sell.These charges start at 5.00%of the amount of the purchase or sale, whichever is less,when you redeem shares within one year of your purchase.They gradually decline each year thereafter,until reaching zero in the seventh year after your purchase.

*Convert to an equal dollar value of Class A shares at the end of the eighth year after purchase,with lower ongoing operating expenses.

*12b-1 fees for all Funds =1.00%

Class C Shares
*Have a maximum up-front sales charge of 1.00%of your investment,and you pay a CDSC of 1.00%of the amount of the purchase or sale,whichever is less,when you redeem shares within one year of your purchase.

*Never convert to Class A shares.

*12b-1 fees for all Funds =1.00%

Class Y Shares

*Are only available to individuals who meet a Fund 's
$500,000 investment minimum or to the following eligible institutional investors.

*Tax-qualified retirement plans with at least $10 million to invest or 250 eligible employees.

*Banks and insurance companies investing for their own accounts.

*Other investment companies not affiliated with the Investment Manager.

*The Investment Manager 's tax-qualified retirement plans or qualified financial intermediaries who have a contract with the Distributor.

*Endowments,foundations and other charitable organizations.

*Wrap-fee accounts or asset allocation programs in which the shareholder pays an asset-based service fee.

*No 12b-1 fees for all Funds..44 44

		ABOUT 12b-1 FEES

Each Fund has adopted a plan under Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.12b-1 fees,paid to the Distributor,may be used to cover a Fund 's sales,marketing and promotional expenses.Because they are paid out of the Fund 's net assets on an ongoing basis,they increase the cost of your investment the longer you hold it and may end up costing you more than other types of sales charges.
We cover the complete details of each share class in the sections following.



		SHARE CLASS SALES CHARGES

Class A Shares

The price of Class A shares equals a Fund 's current share price,or NAV,plus a sales charge that varies according to the amount you invest,as shown in the chart below.


If the amount of your purchase is ...
					your annual	the one-
			your initial	sales charge	time dealer
			sales charge	as a %of	allowance
			as a %of the	the total you	as a %of
			share price is:	invested is:	purchase
							price is:



Less than $50,000 (for
all Funds except Managers
Fixed Income Fund)	5.75 		6.10 		5.00
Less than $50,000 (for
Managers Fixed Income
Fund only)		5.00 		5.56 		4.50
$50,000 to $99,999 	4.50 		4.71 		3.75
$100,000 to $249,999 	3.50 		3.63 		2.75
$250,000 to $499,999 	2.50 		2.56 		2.00
$500,000 to $999,999 	1.50 		1.52 		1.20
$1,000,000 and over 	None 		None 		None



You may be able to reduce the initial sales charge on your purchase of Class A shares as follows:

* We will add the value of any existing Fund investments plus the value of any investment you 've made in the FA
Prime Obligations Fund,to the amount of your investment to determine the sales charge.(You may invest in the FA
Prime Obligations Fund,currently managed by U.S.Bancorp
Investment Research Management Company,LLC,through a separate prospectus.You can obtain one by calling 800-
986-3384.)

*You may add Funds held for your benefit in trust by fiduciaries with the Funds to be considered in calculating sales charges on your purchase.These Funds include qualified retirement plans at work.

*If you agree by letter of intent to invest a definite amount in Class A shares of the Funds over the 13 months following your first purchase,we will calculate the sales charge as if you purchased all the shares at one time.You could reduce sales charges still further by including your existing Managers Funds investments in the calculation.

Consult your registered financial professional,or the Statement of Additional Information for the Funds,for further details on our Class A share cost reduction programs.

You may reinstate your Fund investment at any time within 180 calendar days after you sell your shares.That means you may reinvest the amount you received from the sale of your shares without any up-front sales charge.You may exercise this reinvestment privilege only once per Fund investment and it may be subject to other restrictions.

Class B Shares
Class B shares have no up-front sales charges.Your entire amount invested purchases Fund shares at the Fund 's NAV. Instead,you pay:

 Higher annual expenses on your investment
 A CDSC on any shares you sell within six years of your purchase

We base the sales charge on the price of the shares at the time you bought them or their price at the time you sell, whichever is lower.The amount of the CDSC declines the longer you own your shares:


If you sell shares during ...	you pay this % on the
				total amount of the sale:
The first year after purchase 	5.00
The second year after purchase 	4.00
The third year after purchase 	3.00
The fourth year after purchase 	3.00
The fifth year after purchase 	2.00
The sixth year after purchase 	1.00
The seventh year after purchase 0.00
The eighth year after purchase 	0.00



At the end of the eighth year after your purchase,your
Class B shares automatically convert to Class A shares of equal value.This means the shares will have lower ongoing annual expenses from that point forward.

Please note :
1.Class B share purchases may not exceed $500,000.
2.In calculating the CDSC,we consider any shares purchased during a month as purchased on the first day of the month.
3.Any shares you purchase by reinvesting the dividends and capital gains distributions from your Class B shares do not carry a CDSC.
4.When you place an order to sell Class B shares,we automatically sell the shares that have no CDSC first.
5.You may reinstate your Fund investment anytime within 180 calendar days after you sell your shares.That means we will reimburse up to the full amount of any CDSC you paid,depending on how much you reinvest.You may exercise this reinvestment privilege only once per Fund investment and it may be subject to other restrictions.

Class C Shares
Class C shares have a 1.00%up-front sales charge.You may also pay a CDSC of 1.00%on any Class C shares you sell within one year of your purchase .We base the CDSC,if applicable,on the price of the shares at the time you bought them or their price at the time you sell,whichever is lower.

Class C shares have higher annual operating expenses than Class A shares or Class B shares.Unlike Class B shares,they never convert to any other class of shares with lower expenses.

You can obtain a waiver of the initial sales charge on your purchase of Class C shares if you purchase shares through Merrill Lynch,Pierce,Fenner & Smith Incorporated.
Similarities with Class B shares:

We base the CDSC on the price of the shares at the time you bought them or their price at the time you sell,whichever is lower.See 2,3,4 and 5 in "Class B Shares " above for other similarities.

Class C shares pay annual 12b-1 distribution and shareholder servicing fees of 1.00%.

Class Y Shares
Class Y shares have no up-front sales charges or CDSC,nor do they pay annual 12b-1 distribution or shareholder servicing fees.


A CLOSER LOOK AT CONTINGENT DEFERRED SALES CHARGES
		(CDSC 's)

To minimize the amount of the CDSC you may pay when you sell your shares,the Fund assumes that shares acquired through reinvested dividends and capital gains distributions (which are not subject to CDSC)are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next.After these shares are exhausted, shares will be sold in the order in which they were purchased
(oldest to youngest).The amount of any CDSC that you pay will be based on the shares ' original purchase price or current net asset value,,whichever is less.

You will not pay a CDSC when you exchange shares of a Fund to buy the same class of shares of any other
Fund.For the purpose of calculating the CDSC when you sell the shares that you acquired by exchanging shares of the Fund,it will be assumed that you held the shares from the date you originally purchased the shares you exchanged.

	DISTRIBUTION AND SERVICE PLANS

The Funds have adopted Distribution and Service Plans
(12b-1 Plans)for Class A,Class B and Class C shares to compensate the Distributor for its distribution and marketing services and for servicing of shareholder accounts.The distribution and service fees are paid out of the assets of each share class on an ongoing basis and will increase the cost of your investment and are provided below.

Class A Shares

For all the Funds,fees paid to the Distributor may not exceed 0.50%annually of the average daily net assets.

Class B and Class C Shares
Fees paid to the Distributor may not exceed
1.00%annually of each Fund 's average daily net assets.The Distributor may make payments to brokers,dealers and other financial intermediaries for providing shareholder services and for promotional and sales-related costs.The payments for shareholder servicing may not exceed an annual rate of 0.25%of the average daily net asset value.

Payments to Broker/Dealers and Financial
Intermediaries:

Class A Shares
The selling broker/dealer may retain the sales charge you pay on these shares.

Class B Shares
Since these shares have no up-front sales charges,the
Distributor pays the seller 4.00%of the purchase amount.

Class C Shares
In addition to a 1.00%up-front sales charge,the
Distributor pays the seller 1.00%of the purchase amount.

We use part of the proceeds from the CDSC and the 12b-1 fee to defray these payments.

THREE CONVENIENT WAYS TO OPEN YOUR FUND ACCOUNT

You may purchase shares of a Fund once you have established an account with the Trust.You may establish an account with the Trust either though your financial professional or by submitting a completed application to the Trust in good order with your initial investment.An account application is not in good order and,therefore,cannot be processed,until such time as it contains all information and documentation requested in the application.Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

Through Your Financial Professional

You can buy shares in any Fund through any authorized broker/dealer,financial planner,or a financial institution,such as a bank,or financial services firm.These organizations and individuals may maintain their own procedures for buying and selling shares,and may charge fees.Your financial professional will have the details.

By Mail:
Send your completed application,and a separate check payable to the Fund to:
The Managers Funds
c/o U.S.Bancorp Fund Services,LLC
PO Box 701
Milwaukee,WI 53201-0701

or for overnight mail:
The Managers Funds
c/o U.S.Bancorp Fund Services,LLC
615 E.Michigan St.,3rd Floor
Milwaukee,WI 53201-0701
414-765-4124

By Bank Wire:
Send your completed application to the address listed above and wire your investment to:
US Bank,NA
ABA#042000013
Credit:US Bancorp Fund Service,LLC
Account#:112-952 -137
Further Credit:The Managers Funds
(Name of Fund)
(Shareholder Name/Account Registration and Account
Number)

New accounts must also send a completed application form to one of the mailing addresses listed above.

IMPORTANT INFORMATION ABOUT BUYING FUND SHARES
 Please indicate which class of shares you are buying
-Class A,B,C or Y -when you place your order.

If you 're adding to your existing account,indicate your Fund account number on your check.

 We accept no third-party or "starter " checks..

 Payment for shares purchased through a financial institution such as a bank or an authorized broker/dealer is due on the settlement date,normally three days after we have received your order.(If you or your financial professional is making payment via federal funds wire,be sure to get a confirmation number,which you will need to ensure timely credit.)

 We can only accept checks in U.S.dollars drawn on U.S.funds for the purchase of shares.

We may charge a $25 fee on purchase checks that do not clear.

 To ensure that all checks have cleared,we do not allow investors to sell shares purchased by check until the shares have been in their account 12 days.

 We reserve the right to cancel any purchase order,specifically,a purchase order for which we have not received payment within three business days.

 The Funds currently do not charge for wire transfers it receives for share purchases,although your bank may.

	IMPORTANT INFORMATION ABOUT SELLING FUND SHARES

You may transmit a request to sell shares by phoning us directly,through your financial professional or by mail.We will mail the check for the proceeds of the sale of your shares,minus any applicable CDSC,to the address listed on your account application.

If you sell shares by phone:
 Neither the Funds nor their transfer
agent,U.S.Bancorp Fund Services,LLC,is responsible for verifying whether a telephoned sales order is genuine.We do,however,protect you with these safeguards:
-We record telephone orders.
-We require callers to provide specific identifying information.
-We send written confirmation of your order within five days.
-You cannot place orders by phone if you have rejected the telephone privilege in your account application.
If you sell shares through your financial professional:
 Intermediaries may maintain their own procedures for buying and selling shares.Your financial professional will have the details.
 Intermediaries may charge fees for processing your sales request,even though we do not.
If you sell shares by mail:
Address your request to:
The Managers Funds
c/o U.S.Bancorp Fund Services,LLC
PO Box 701
Milwaukee,WI 53201-0701
or for overnight mail:
The Managers Funds
c/o U.S.Bancorp Fund Services,LLC
615 E.Michigan St.,3rd Floor
Milwaukee,WI 53201-0701
414-765-4124
If you sell shares by wire:
A $15 fee will be charged for all outbound wire transfers.

We may require a signature guarantee for sales of Fund shares totaling $50,000 or more.You may obtain your signature guarantee from most financial institutions,such as banks,broker/dealers,credit unions and savings associations,but not from a notary public.
Information required on all sales requests
 Include your account number,your account 's name and your Social Security or taxpayer identification number with your sales request.
 State either the number of shares you wish to sell or the amount you wish to receive from the sale.
Calculating the proceeds from your sale
 Shares are sold at the next share price calculated after we receive your request,either from you directly or through your registered financial professional.See "Determining
Share Price."
 If you submit your sales request through a registered financial professional,it is the financial professional
's responsibility
to transmit your request prior to the close of the New
York Stock Exchange (NYSE)in order to receive that day
's share
price.

Please note that requests received after the close of the NYSE from certain processing organizations which have entered into special arrangements with the Fund will also receive that day 's share price,provided the orders the processing organization transmits to the Fund were received by the processing organization before the close of the NYSE.
Receiving the proceeds from your sale
 You should receive a check for the net proceeds of your sale within seven business days.We may,however,delay payment 12 days or longer if the check you used to purchase the shares you 're selling has not cleared.
Expedited Processing
You may have proceeds of $50 or more wired directly or sent through electronic funds transfer to an account in the U.S.
bank of your choice.Normally,we will transmit these expedited proceeds on the next business day following the sale of your shares.We charge a $15 wire transfer fee.
SPECIAL SHAREHOLDER SERVICES
We offer an array of special services free of charge to make investing in the Funds easy and convenient.
Automated Investing
The Funds offer two programs to implement disciplined investing strategies:
 Pre-Authorized Investment Plan.Lets you set up debits from your checking account for $50 or more every month to purchase shares for your Fund account.You may even qualify for a waiver of the $50 minimum on purchases made through payroll deduction or qualified retirement plans.Call 800-986-3384 for details.
 Dollar-cost averaging program.Lets you transfer a set amount of money regularly between the interest-bearing
FA
Prime Obligations Fund and any Fund.By investing this way,you buy more shares when mutual fund share prices are down and fewer when share prices go up.
 This strategy can help lower the average price you pay for your shares.To participate,you need to invest at least
$5,000 in the money-market fund and transfer a minimum of $250 every month to a Fund.
Dollar cost averaging cannot assure you of a profit or protect you against loss.And because the plan requires that you invest consistently without regard to share prices,you should carefully consider whether you would be willing to continue purchasing shares in all market conditions.
Electronic Buying and Selling
You can buy or sell your Fund investments electronically whenever you like by taking advantage of our Automated Clearing
House (ACH)option.
ACH lets you transfer money directly between your bank and Fund account(s)to buy or sell as little as $50 or as much as
$50,000 worth of Fund shares.
To sign up for ACH simply fill out appropriate section on your account application.
Systematic Redemptions
You can arrange to sell shares monthly or quarterly.We will send the proceeds to you or to any party you designate.Just fill out the section "Systematic Redemptions/Exchange
Plan " on your account application..We normally process systematic redemptions on the 25th day of each month and mail out checks within five business days.
To qualify for systematic redemptions,you must:
 Reinvest your distributions
 Begin with an account value of $5,000 or more
 Redeem at least $50 monthly or quarterly
Free Exchanges
You may exchange shares in one Fund for the same class of shares in any other Fund offered in this Prospectus,as well as the FA Prime Obligations Fund,free of charge.There may,however,be tax consequences resulting from these exchanges.

See Tax Considerations for further information.Normally we will execute the entire transaction in a single business day.
The following conditions apply:
 The value of the shares you are exchanging must meet the minimum purchase requirement of the Fund you are exchanging them for.
 If you exchange FA Prime Obligations Fund shares for
Class A or Class C shares in any Fund,we will assess the applicable sales charge.
 If you sell Class B shares you acquired through an exchange,we will calculate any CDSC from the date you originally purchased the shares that you exchanged.
 If you sell Class C shares you acquired through an exchange and you sell them within a year of the exchange,we will calculate any CDSC from the date you originally purchased the shares that you exchanged.
 We may apply a CDSC on FA Prime Obligations Fund shares that you sell,if you acquired them through an exchange of
Class B or C shares from another Fund.
 You may exchange FA Prime Obligations Fund shares that you acquired through an exchange back into your original share class at no additional charge.If you then sell those shares,we will calculate your CDSC from the date you purchased the original shares,not from the date you exchanged the FA Prime Obligations Fund shares.
To reduce the volume of mail you receive,only one copy of financial statements,prospectuses,and other regulatory material will be mailed to your household.You can call us at 800-986-3384,or write to us at the address listed above to request (1)additional copies free of charge or (2)that we discontinue our practice of householding regulatory materials to your home.


OTHER OPERATING POLICIES
The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor.You should verify the accuracy of your confirmation statements immediately after you receive them.If you do not want the ability to sell and exchange by telephone or internet,call the
Funds for instructions.
The Funds reserve the right to:
 redeem an account if the value of the account falls below $50 with respect to Class A,Class B or Class C shares,or falls below $50,000 with respect to Class Y shares,due to redemptions;
 suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;
 change the minimum investment amounts;
 delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice,excessive trading or unusual market conditions);
 make a redemption-in-kind (a payment in portfolio securities instead of in cash);
 refuse a purchase order for any reason,including failure to submit a properly completed application;
 refuse any exchange request if we determine that such request could adversely affect the Fund,including if such person or group has engaged in excessive trading (to be determined in our discretion);and terminate or change the Free Exchange policy or impose fees in connection with exchanges or redemptions.

DIVIDENDS AND DISTRIBUTIONS
Each Fund declares and pays dividends from net investment income according to the schedule below.The
Board of
Trustees of the Funds may elect to change dividend distribution intervals.Net investment income consists of all dividends and interest received,less expenses (including fees payable to the Investment Manager and its affiliates).
Schedule of dividend payments


Fund 					Declared and paid


Managers Science &Technology Fund 	Annually
Managers 20 Fund 			Annually
Managers Mid-Cap Fund 			Annually
Managers Large-Cap Fund 		Annually
Managers Balanced Fund Quarterly
Managers Convertible Securities Fund 	Monthly
Managers High Yield Fund 		Monthly
Managers Fixed Income Fund 		Monthly



Any capital gains are generally declared annually and distributed to shareholders after the close of a Fund
's fiscal year.
These include net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss),net short-term capital gains,and net realized gains from foreign currency transactions.
Dividends and other distributions paid on each class of shares are calculated at the same time and in the same manner.
Because specific expenses may apply to one class of shares and not another,dividend amounts will differ amongst classes.
Choose how to use your distributions


You may receive your distributions in cash or use them to buy more shares.Simply choose on your application the option that meets your needs.Retirement accounts reinvest all Fund distributions except under unusual circumstances.Call 800-
986-3384 for further information.
Here are your options:


You may reinvest in additional Fund shares 	and receive in cash
All income dividends and capital gain
distributions 					N/A
Only income dividends 				Other distributions
						in cash
Only capital gain distributions 		Income dividends
						in cash


If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check,or if such check remains uncashed for six months,a Fund reserves the right to reinvest the distribution check in the shareholder 's account at the Fund 's then current net asset value per share and to reinvest all subsequent distributions in shares of the
Fund.
We mail all cash dividends and distributions by check to you,or transfer them via electronic funds transfer
(EFT)to your
bank account if you have selected the wire/electronic transfer options on your account application.
TAX CONSIDERATIONS
Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue
Code of 1986,as amended,the Treasury Regulations thereunder,administrative rules and court decisions that are in effect as of the date of this Prospectus.This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders
(such as insurance.

companies,financial institutions,brokerage dealers and foreign persons)subject to special treatment under the federal income tax laws.You should consult a tax consultant about the federal,state,local and foreign tax consequences to you of your investment in the Funds based upon your particular circumstances.
Short-term capital gains distributions are generally taxable to you as ordinary income.Under the Jobs and Growth Tax
Relief Reconciliation Act of 2003,dividends from a Fund that are attributable to corporate dividends received by the Fund generally are now taxable at long-term capital gain rates,provided certain holding period and other requirements are met;non-qualifying dividends remain taxable as ordinary income.Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of a Fund.These provisions apply whether you receive a distribution in cash or reinvest it for additional shares.An exchange of a Fund 's shares for shares of another Fund will be treated as a sale of the first Fund 's shares and any gain on the transaction may be subject to federal income tax.
Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares.When you do sell your Fund shares, a capital gain or loss may be realized that may be subject to tax,except for certain tax-deferred accounts,such as IRA accounts.
Federal law requires the Funds to withhold taxes on distributions paid to shareholders who:
 fail to provide a social security number or taxpayer identification number;
 fail to certify that their social security number or taxpayer identification number is correct;or fail to certify that they are exempt from withholding.
In addition,a Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect,or the IRS notifies the
Fund that the shareholder has failed to report properly certain interest and dividend income.



TAXES ON SALES OR EXCHANGES


The chart features possible tax implications arising from the sale or exchange of Fund shares.


Transaction 					Tax Implication
Selling shares for more than purchase price 	Yes
Selling shares for less than purchase price	Yes
Exchanging shares of same class from one Fund
toanother					Yes
Class B shares convert to Class A shares 	No



All investors (other than IRA accounts)will receive a Form 1099-DIV annually,detailing the tax characteristics of any dividends and distributions that you have received with respect to your account.You will also receive a confirmation after each trade executed in your account.

THIS PAGE
INTENTIONALLY LEFT BLANK

FOR MORE INFORMATION
Additional information for the Funds,including the Statement of Additional Information and the Semi-Annual and Annual
Reports of the Predecessor Funds,are available to you without charge.You may request these documents and make other inquiries as follows:
By Telephone:1-800-835-3879
By Mail:The Managers Funds
800 Connecticut Ave
Norwalk,CT 06854
On the Internet:Electronic copies are available on our website at http://www.managersfunds.com
In the Annual Report of the Predecessor Funds you will find a discussion of the market conditions and investment strategies that significantly affected the Predecessor Funds ' performance during the last fiscal year..Current Fund documents are on file with the Securities and Exchange Commission and are incorporated by reference (legally part of this Prospectus).Text-only copies and other information are also available on the EDGAR database of the SEC 's website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee,by email request to publicinfo@sec.gov or by writing to the SEC 's Public Reference
Section,Washington,D.C.20549-0102 (202-942-
8090).Information about the Funds may also be reviewed and copied at the SEC 's Public Reference
Room.Call (202)942-8090 for information on the operation of the SEC 's
Public Reference Room.
Investment Company Act Registration Number 811-3752


==========================================================





                         MANAGERS TRUST II

                MANAGERS SCIENCE & TECHNOLOGY FUND
                         MANAGERS 20 FUND
                       MANAGERS MID-CAP FUND
                      MANAGERS LARGE-CAP FUND
                      MANAGERS BALANCED FUND
               MANAGERS CONVERTIBLE SECURITIES FUND
                     MANAGERS HIGH YIELD FUND
                    MANAGERS FIXED INCOME FUND


                STATEMENT OF ADDITIONAL INFORMATION
                -----------------------------------
                        DATED April 1, 2004


     You can obtain a free copy of the Prospectus of any of these Funds by calling The Managers Funds LLC at (800)
835-3879. The Prospectus provides the basic information about investing in the Funds.

     This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund's Prospectus.




                       TABLE OF CONTENTS

                                                      		Page


GENERAL INFORMATION                                              3
INVESTMENT TECHNIQUES AND ASSOCIATED RISKS                       8
INVESTMENT RESTRICTIONS                                         24
TRUSTEES AND OFFICERS                                           27
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES             31
MANAGEMENT OF THE FUNDS                                         36
BROKERAGE ALLOCATION AND OTHER PRACTICES                        41
PURCHASE, REDEMPTION AND PRICING OF SHARES                      43
CERTAIN TAX MATTERS                                             48
PERFORMANCE DATA                                                52
DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S
AND MOODY'S INVESTORS SERVICE, INC.                             60


                   GENERAL INFORMATION
		-------------------------
     This Statement of Additional Information relates to
Managers Science & Technology Fund (the "Science &
Technology Fund"), Managers 20 Fund (the "20 Fund"),
Managers Mid-Cap Fund (the "Mid-Cap Fund"), Managers Large-
Cap Fund (the "Large-Cap Fund"), Managers Balanced Fund
(the "Balanced Fund"), Managers Convertible Securities
Fund (the "Convertible Securities Fund"), Managers High
Yield Fund (the "High Yield Fund") and Managers Fixed
Income Fund (the "Fixed Income Fund") (each a "Fund" and collectively the "Funds"). Each Fund is a series of Managers Trust II (the "Trust"), an open-end, diversified management investment company offering redeemable shares of beneficial interest. The Trust was organized on October 3, 1991.

     On March 31, 2004, the Funds participated in a tax-free reorganization of Conseco Science & Technology Fund,
Conseco 20 Fund, Conseco Equity Fund, Conseco Large-Cap
Fund, Conseco Balanced Fund, Conseco Convertible
Securities Fund, Conseco High Yield Fund and Conseco Fixed
Income Fund (collectively, the "Predecessor Funds") into
Managers Science & Technology Fund, Managers 20 Fund,
Managers Mid-Cap Fund, Managers Large-Cap Fund, Managers
Balanced Fund, Managers Convertible Securities Fund,
Managers High Yield Fund and Managers Fixed Income Fund, respectively.

     This Statement of Additional Information describes the management and operation of each Fund, as well as each Fund's investment objectives and policies. It should be read in conjunction with each Fund's current Prospectus.
The executive office of the Trust is located at 800
Connecticut Avenue, Norwalk, CT 06854.


     Investments in the Funds are not:

            * Deposits or obligations of any bank;
            * Guaranteed or endorsed by any bank; or
            * Federally insured by the Federal Deposit Insurance
              Corporation, the Federal Reserve Board or any other federal agency.

                  ADDITIONAL INVESTMENT POLICIES
		----------------------------------
Managers Science & Technology Fund: Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in companies that the Subadvisor believes are positioned to take advantage of scientific or technological advances to power earnings growth. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

Managers Mid-Cap Fund:  Under normal circumstances, the
Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in companies that, at the time of purchase, have market capitalizations between $1 billion and $12 billion. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

Managers Large-Cap Fund:  Under normal circumstances, the
Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified selection of U.S. large-sized companies with market capitalization in excess of $2.5 billion. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

Managers Convertible Securities Fund: Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in convertible securities (bonds, debentures, note or preferred stock) that an owner has the option to exchange for common stock at a prestated price.
This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

Managers High Yield Fund:  Under normal circumstances, the
Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in below-investment grade bonds. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

Managers Fixed Income Fund:  The Fund will invest at least
80% of its net assets, plus the amount of any borrowings for investment purposes, in investment-grade debt securities. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

                       INVESTMENT STRATEGIES

     For purposes of the following discussion, the Investment Manager and the Subadvisors are referred to collectively as the "Advisor." In addition to the investment strategies described in the Prospectus and in "Investment Techniques and Associated Risks", Managers
Science & Technology Fund may:

     Invest in preferred stocks, convertible securities, and warrants, and in debt obligations when the Advisor believes that they are more attractive than stocks on a long-term basis. The debt obligations in which it invests will be primarily investment grade debt securities, U.S.
          Government securities, or short-term debt securities. However, the Fund may invest up to 5% of its total assets in below investment grade securities.

     Invest, without limit, in equity and debt securities of foreign issuers. The Fund presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for more information.

     Use a variety of investment techniques and strategies, including but not limited to:
          writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies;
          borrowing from banks to purchase securities;
          purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Investment
          Techniques and Associated Risks" below for further information.

     In addition to the investment strategies described in the Prospectus and in "Investment Techniques and Associated Risks," Managers 20 Fund may:

     Invest in preferred stocks, convertible securities, and warrants, and in debt obligations when the Advisor believes that they are more attractive than stocks on a long-term basis. The debt obligations in which it invests will be primarily investment grade debt securities, U.S.
          Government securities, or short-term debt securities. However, the Fund may invest up to 5% of its total assets in below investment grade securities.

     Invest up to 25% of its total assets in equity and debt securities of foreign issuers. The Fund presently intends to invest in foreign securities only through depositary receipts.
          See "Foreign Securities" below for more
          information.

     Use a variety of investment techniques and strategies, including but not limited to:
          writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies;
          borrowing from banks to purchase securities;
          purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Investment
          Techniques and Associated Risks" below for further information.

     In addition to the investment strategies described in
the   Prospectus   and  in  "Investment   Techniques   and
Associated Risks," Managers Mid-Cap Fund may:

     Use a variety of investment techniques and strategies including but not limited to: writing listed
          "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of American Depositary Receipts ("ADRs");
          purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Investment Techniques and Associated Risks" below further information.

     Invest up to 5% of its assets in below investment grade securities. The Fund will not invest in rated fixed income securities which are rated below CCC/Caa. See "Description of Bond Ratings
          Assigned By Standard & Poor's and Moody's
          Investors Service, Inc." for further discussion regarding securities ratings. For information about the risks associated with below investment grade securities, see "Investment Techniques and Associated Risks" below.

     In addition to the investment strategies described in
the   Prospectus   and  in  "Investment   Techniques   and
Associated Risks," Managers Large-Cap Fund may:

     Use a variety of investment techniques and strategies including but not limited to: writing listed
          "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of ADRs; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements;
          purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Investment
          Techniques and Associated Risks" below further information.

     Invest up to 5% of its assets in below investment grade securities. The Fund will not invest in rated fixed income securities which are rated below CCC/Caa. See "Description of Bond Ratings
          Assigned By Standard & Poor's and Moody's
          Investors Service, Inc." for further discussion regarding securities ratings. For information about the risks associated with below investment grade securities, see "Investment Techniques and Associated Risks" below.

     In addition to the investment strategies described in
the   Prospectus   and  in  "Investment   Techniques   and
Associated Risks," Managers Balanced Fund may:

     Invest in U.S. Government securities, intermediate and long-term debt securities and equity securities of domestic and foreign issuers, including common and preferred stocks, convertible debt securities, and warrants. As a non-fundamental policy, the Fund maintains at least 25% of the value of its assets in debt securities under normal conditions.

     Invest up to 10% of its total assets in the equity securities of companies exploring, mining, developing, producing, or distributing gold or other precious metals, if the Advisor believes that inflationary or monetary conditions warrant a significant investment in companies involved in precious metals.

     Invest in high yield, high risk, below investment grade securities which are not believed to involve undue risk to income or principal. The
          Fund does not intend to invest more than 25% of its total assets (measured at the time of investment) in below investment grade securities. The lowest rating categories in which the Fund will invest are CCC/Caa.
          Securities in those categories are considered to be of poor standing and are predominantly speculative. For information about the risks associated with below investment grade securities, see "Investment Techniques and
          Associated Risks" below. The Fund may also invest in investment grade debt securities.

     Invest in zero coupon securities and payment-in-kind securities.

     Invest in equity and debt securities of foreign issuers, including non-U.S. dollar-denominated securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. As a non-fundamental operating policy, the Fund will not invest more than 50% of its total assets (measured at the time of investment) in foreign securities. See
          "Investment Techniques and Associated Risks" below for further information.

     Use various investment strategies and techniques when the Advisor determines that such use is appropriate in an effort to meet the Fund's investment objective, including but not limited to: writing listed

	"covered" call and "secured"
          put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks;
          purchasing foreign securities; entering into foreign currency futures contracts, forward contracts and options on foreign currencies;
          borrowing from banks to purchase securities;
          purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Investment Techniques and Associated Risks" below for further information.

     In addition to the investment strategies described in
the   Prospectus   and  in  "Investment   Techniques   and
Associated Risks," Managers Convertible Securities Fund may:

     Invest in securities rated as low as CCC/Caa.  See
          "Investment Techniques and Associated Risks" below. The section "Description of Bond Ratings
          Assigned By Standard & Poor's and Moody's
          Investors Service, Inc." describes Moody's
          Investor Services, Inc. ("Moody's") and Standard
          & Poor's ("S&P") rating categories.

     Invest in zero coupon securities and payment-in-kind securities.

     As a non-fundamental policy, invest up to 50% of its total assets (measured at the time of investment) in foreign securities; however, the Fund presently does not intend to invest more than 25% of its total assets in such securities.
          Investments in foreign securities may involve risks in addition to those of U.S. investments.
          See "Foreign Securities" below for further information.

     Invest in private placements, securities traded pursuant to Rule 144A under the 1933 Act (Rule
          144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Advisor to be liquid under guidelines adopted by the Board.

     Use investment strategies and techniques when the Advisor determines that such use is appropriate in an effort to meet the Fund's investment objective. Such strategies and techniques include, but are not limited to, writing call and put options and purchasing options;
          purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing and writing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short, and entering into swaps and other interest rate transactions. See
          "Investment Techniques and Associated Risks" below for further information.

     In addition to the investment strategies described in
the   Prospectus   and  in  "Investment   Techniques   and
Associated Risks," Managers High Yield Fund may:

     Invest in below investment grade securities which include corporate debt securities and preferred stock, convertible securities, zero coupon securities, other deferred interest securities, mortgage-backed securities and asset-backed securities. The Fund may invest in securities rated as low as C by Moody's or D by S&P, securities comparably rated by another national statistical rating organization ("NRSRO"), or unrated securities of equivalent quality. Such obligations are highly speculative and may be in default or in danger of default as to principal and interest.

     Invest in high yield municipal securities. The interest on the municipal securities in which the Fund invests typically is not exempt from federal income tax. The Fund's remaining assets may be held in cash, money market instruments, or securities issued or guaranteed by the U.S.
          Government, its agencies, authorities or instrumentalities, or may be invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the Fund or are acquired as part of a unit consisting of a combination of fixed income securities and equity investments. Such remaining assets may also be invested in investment grade debt securities, including municipal securities.

     Invest in zero coupon securities and payment-in-kind securities.

     Invest in equity and debt securities of foreign issuers, including issuers based in emerging markets. As a non-fundamental policy, the Fund may invest up to 50% of its total assets
          (measured at the time of investment) in foreign securities; however, the Fund presently does not intend to invest more than 25% of its total assets in such securities. In addition, the Fund presently intends to invest in foreign securities only through depositary receipts.
          See "Foreign Securities" below for further information.

     Invest in private placements, securities traded pursuant to Rule 144A under the 1933 Act (Rule
          144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Advisor to be liquid under guidelines adopted by the Board. As a matter of fundamental policy, the Fund will not (1) invest more than 5% of its total assets in any one issuer, except for U.S. Government securities or
          (2) invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.

     Use various investment strategies and techniques when the Advisor determines that such use is appropriate in an effort to meet the Fund's investment objectives. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward foreign currency contracts ("forward contracts") and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies;
          entering into repurchase agreements, reverse repurchase agreements and dollar rolls;
          investing in when-issued or delayed delivery securities; selling securities short; and entering into swaps and other interest rate transactions. See "Investment Techniques and
          Associated Risks" below for further information.



     In addition to the investment strategies described in
the   Prospectus   and  in  "Investment   Techniques   and
Associated Risks," Managers Fixed Income Fund may:

     Invest in debt securities which the Advisor believes offer higher capital appreciation potential.
          Such investments would be in addition to that portion of the Fund which may be invested in common stocks and other types of equity securities.

     Use various investment strategies and techniques when the Advisor determines that such use is appropriate in an effort to meet the Fund's investment objective. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Investment Techniques and Associated
          Risks" below for further information.

INVESTMENT TECHNIQUES AND ASSOCIATED RISKS


     The different types of securities and investment techniques common to one or more Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline.
With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates.
The investments and investment techniques common to one or more Funds and their risks are described in greater detail below.

     The investment objectives of the Funds are not fundamental. All investment policies, limitations and restrictions described in this SAI are not fundamental, except as otherwise noted, meaning that the Trust's Board may change them without shareholder approval. The following discussion describes in greater detail different types of securities and investment techniques used by the Funds, as well as the risks associated with such securities and techniques. For purposes of this discussion, the Investment Manager and the Subadvisors are referred to collectively as the "Advisor."

     (1) Small and Medium Capitalization Companies. Each of the Science & Technology Fund and the 20 Fund may invest a substantial portion of its assets in securities issued by small- and mid-cap companies. The Mid-Cap
Fund, the Large-Cap Fund, the Balanced Fund and the
Convertible Securities Fund also may invest in small- and mid-cap companies. While these companies generally have potential for rapid growth, investments in such companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies may lack the management experience, financial resources, product diversification, and competitive strengths of companies with larger market capitalizations. In addition, in many instances the securities of small- and mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, these securities may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small- and mid-cap company securities. As a result, an investment in any of these Funds may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for these Funds than in a fund that invests in larger, more established companies.

     (2) Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects.
Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid.
Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

     (3)  U.S. Government Securities and Securities of
International Organizations. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

     Securities issued by international organizations, such as Inter-American Development Bank, the Asian-
American Development Bank and the International Bank for
Reconstruction and Development (the "World Bank"), are not U.S. Government securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

     (4)  Debt Securities. The Funds may invest in U.S.
dollar-denominated corporate debt securities of domestic issuers, and all of the Funds except the Mid-Cap Fund may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated.

     The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade debt securities, generally have some speculative characteristics. A debt security will be placed in this rating category when interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated BBB or Baa (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

     Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity.
These securities may be convertible into preferred or common stock (see "Convertible Securities" below), or may be bought as part of a unit containing common stock. A debt security may be subject to redemption at the option of the issuer at a price set in the security's governing instrument.

     In selecting corporate debt securities for the Funds, the Advisor reviews and monitors the creditworthiness of each issuer and issue. The Advisor also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

     (5)  Below Investment Grade Securities.

     In General. The Funds may invest in below investment grade securities. Below investment grade securities (also referred to as "high yield securities") are securities rated BB+ or lower by S&P or Ba1 or lower by Moody's, securities comparably rated by another NRSRO, or unrated securities of equivalent quality. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

     Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions.
Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

     Subsequent to purchase by a Fund (except the High
Yield Fund), an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, the Fund will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that its holdings do not exceed the applicable limit as set forth in the Prospectus and this SAI.

     Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

     Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

     Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities.
They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Fund's investment objective may be more dependent on the Advisor's own credit analysis than is the case for higher rated securities. Although the Advisor considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Advisor performs research and independently assesses the value of particular securities relative to the market. The Advisor's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer's responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

     The Advisor buys and sells debt securities principally in response to its evaluation of an issuer's continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

     Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Fund's ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

     Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Advisor. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

     (6) Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

     The value of a convertible security is a function of
(1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Fund's ability to achieve its investment objective.

     (7)  Asset-Backed Securities. Asset-backed
securities represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

     Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level.
Certificate holders may experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. Other asset-backed securities may be developed in the future.

     (8) Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities. Mortgage-backed securities are interests in "pools" of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," below). These Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage
Obligations," below), and in other types of mortgage-related securities. The 20 Fund presently does not intend to invest more than 5% of its assets in mortgage-backed securities.

     Mortgage Pass-Through Securities. These are securities representing interests in pools of mortgages in which periodic payments of both interest and principal on the securities are made by "passing through" periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities
(net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal.
Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage
Association ("GNMA")), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae ("FNMA") or Freddie
Mac ("FHLMC")). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

     GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. As a result, GNMA certificates are considered to have a low risk of default, although they are subject to the same market risk as comparable debt securities. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity.
Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity.
Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

     FNMA and FHLMC Mortgage-Backed Obligations. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in pools of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. Government.

     FHLMC, a corporate instrumentality of the U.S.
Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

     As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

     Collateralized Mortgage Obligations and Mortgage-
Backed Bonds. Mortgage-backed securities may be issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations
("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received, although not necessarily on a pro rata basis. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).
Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.

     Stripped Mortgage-Backed Securities.  The High Yield
Fund may investment in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools
(commonly referred to as "IOs") or only the principal portion of the underlying mortgage pools (commonly referred to as "POs"). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality.

     Risks of Mortgage-Backed Securities. Mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions and IOs and POs, are subject to early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

     (9)  Zero Coupon Bonds.  The 20 Fund, the Balanced
Fund, the Convertible Securities Fund, and the High Yield
Fund may invest in zero coupon securities. Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The original issue discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity (or the first interest payment date) at a rate of interest reflecting the market rate at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

     The original issue discount on zero coupon bonds must be included in a Fund's income ratably as it accrues. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to a Fund and when the Fund would not otherwise choose to dispose of the assets.

     (10) Pay-In-Kind Bonds.  The Balanced Fund, the
Convertible Securities Fund and the High Yield Fund may invest in pay-in-kind bonds. These bonds pay "interest" through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and the Fund may obtain no return at all on its investment if the issuer defaults.

     The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, a Fund most likely will be required to distribute income accrued with respect to these securities, even though the Fund has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

     (11) Trust Originated Preferred Securities.  The
Convertible Securities Fund and the High Yield Fund may invest in trust originated preferred securities, a relatively new type of security issued by financial institutions such as banks and insurance companies and other issuers. Trust originated preferred securities represent interests in a trust formed by the issuer. The trust sells preferred shares and invests the proceeds in notes issued by the same entity. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of the notes currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to a Fund. In addition, some trust originated preferred securities are available only to qualified institutional buyers under Rule 144A.

     (12) Loan Participations and Assignments.  The
Convertible Securities Fund and the High Yield Fund may investment in loan participations or assignments. In purchasing a loan participation or assignment, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower.
Both the lending bank and the borrower may be deemed to be "issuers" of a loan participation. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and a Fund will be exposed to a risk of loss if the borrower defaults. There is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Loan participations may also be purchased by a Fund when the borrowing company is already in default.
Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to the Fund as a property owner.

     In purchasing a loan participation, a Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank's creditors. A Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.
Many of the interests in loans purchased by a Fund will be illiquid and therefore subject to the Fund's limit on illiquid investments.

     (13) Eurodollar and Yankeedollar Obligations.
Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

     (14) Collateralized Bond Obligations. A collateralized bond obligation ("CBO") is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed income securities. The pool of high yield securities is separated into "tiers" representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (i.e.
money that is left over after the higher tiers have been
paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

     (15) Foreign Securities.  These securities may be
U.S. dollar denominated or non-U.S. dollar denominated.
Foreign securities include securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.

     Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country.
Such investments also permit a Fund to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that may not move in a manner parallel to U.S. markets.

     Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions on foreign investments or repatriation of capital. In addition, with respect to certain countries, there is the possibility of nationalization or expropriation of assets; confiscatory taxation; political, social or financial instability; and war or other diplomatic developments that could adversely affect investments in those countries. Since a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund generally will incur costs in connection with conversion between various currencies.

     There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets.
Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable
U.S. companies. Transaction costs, custodial fees and management costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve longer time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     All of the foregoing risks may be intensified in emerging markets.

     Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Fund or its investors in all cases.

     ADRs are certificates issued by a U.S. bank or trust company representing an interest in securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Funds may invest in unsponsored ADRs.
The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. European
Depositary Receipts ("EDRs") are certificates issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. EDRs are designed for use in European securities markets.

     (16) Restricted Securities, Rule 144A Securities and
Illiquid Securities. Once acquired, restricted securities may be sold by a Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. If sold in a privately negotiated transaction, a Fund may have difficulty finding a buyer and may be required to sell at a price that is less than it had anticipated. Where registration is required, a
Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities are generally considered illiquid.

     Rule 144A securities, although not registered, may be resold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. The Advisor, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid.

     A Fund may not invest in any security if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued by the Fund.

     (17) When-Issued and Delayed Delivery Securities.
New issues of certain debt securities are often offered on a when-issued or delayed delivery basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The settlement dates of these transactions may be a month or more after entering into the transaction. A Fund bears the risk that, on the settlement date, the market value of the securities may be lower than the purchase price. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. At the time a Fund makes a commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of such securities each day in determining the Fund's net asset value. However, a Fund will not accrue any income on these securities prior to delivery. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting when-issued and delayed delivery transactions, cash or liquid securities in an amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled. A Fund may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is each Fund's policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

     (18) Variable and Floating Rate Securities.
Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals
(i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S.
Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

     Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year.

     (19) Banking and Savings Industry Obligations. Such obligations include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return.
Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.
Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Funds may each invest in obligations of foreign branches of domestic commercial banks and foreign banks; provided, however, that the Mid-Cap Fund and Fixed Income Fund may invest in these types of instruments so long as they are U.S. dollar denominated. See "Foreign Securities" in the Prospectus for information regarding risks associated with investments in foreign securities.

     The Funds will not invest in obligations issued by a commercial bank or S&L unless:

     1. The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or S&P, or, if the institution has no outstanding securities rated by Moody's or S&P, it has, in the determination of the Advisor, similar creditworthiness to institutions having outstanding securities so rated;

     2. In the case of a U.S. bank or S&L, its deposits are federally insured; and

     3. In the case of a foreign bank, the security is, in the determination of the Advisor, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

     (20) Commercial Paper. Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     Standard and Poor's Depositary Receipt (SPDRs).  The
Funds may purchase securities that represent ownership in long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A SPDR entitles a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

     Repurchase Agreements. Repurchase agreements permit a Fund to maintain liquidity and earn income over periods of time as short as overnight. In these transactions, a Fund purchases securities (the "underlying securities") from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed upon return. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Fund would realize a loss. No more than 15% of a Fund's assets may be subject to repurchase agreements maturing in more than seven days.

     Reverse Repurchase Agreements and Mortgage Dollar
Rolls. A reverse repurchase agreement involves the temporary sale of a security by a Fund and its agreement to repurchase the instrument at a specified time at a higher price. Such agreements are short-term in nature.
During the period before repurchase, the Fund continues to receive principal and interest payments on the securities.

     In a mortgage dollar roll, a Fund sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security (same type, coupon and maturity) on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by any interest earned on the proceeds of the initial sale.

     In accordance with regulatory requirements, a Fund will segregate cash or liquid assets whenever it enters into reverse repurchase agreements or mortgage dollar rolls. Such transactions may be considered to be borrowings for purposes of the Funds' fundamental policies concerning borrowings.

     (21) Warrants. The holder of a warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund would lose its entire investment in such warrant.

     (22) Interest Rate Transactions.  Each of these
Funds may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fund may also enter into these transactions to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as speculative investments.

     Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines elements of buying a cap and selling a floor.

     A Fund may enter into interest rate swaps, caps, floors, and collars on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such transactions on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap, floor, or collar will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the custodian.

     A Fund will not enter into any interest rate transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity. Caps, floors and collars are more recent innovations which tend to be less liquid than swaps.

     (23) Step Down Preferred Securities. Step down perpetual preferred securities are issued by a real estate investment trust ("REIT") making a mortgage loan to a single borrower. The dividend rate paid by these securities is initially relatively high, but declines yearly. The securities are subject to call if the REIT suffers an unfavorable tax event, and to tender by the issuer's equity holder in the tenth year; both events could be on terms unfavorable to the holder of the preferred securities. The value of these securities will be affected by changes in the value of the underlying mortgage loan. The REIT is not diversified, and the value of the mortgaged property may not cover its obligations. Step down perpetual preferred securities are considered restricted securities under the 1933 Act.

     (24) Futures Contracts. Each of these Funds may purchase and sell futures contracts solely for the purpose of hedging against the effect that changes in general market conditions, interest rates, and conditions affecting particular industries may have on the values of securities held by a Fund or which a Fund intends to purchase, and not for purposes of speculation. For information about foreign currency futures contracts, see
"Foreign Currency Transactions" below.

     General Description of Futures Contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for the underlying financial instruments, such contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument on the same delivery date. Where a Fund has sold a futures contract, if the offsetting price is more than the original futures contract purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

     Interest Rate Futures Contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month at a price fixed in the contract.

     The Funds may purchase and sell interest rate futures as a hedge against changes in interest rates that would adversely impact the value of debt instruments and other interest rate sensitive securities being held or to be purchased by a Fund. A Fund might employ a hedging strategy whereby it would purchase an interest rate futures contract when it intends to invest in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

     A Fund would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Fund to give up income on its investment since long-term rates normally exceed short-term rates.

     Stock Index Futures Contracts (Science & Technology
Fund, 20 Fund, Mid-Cap Fund, Large-Cap Fund, Balanced
Fund and Convertible Securities Fund). A stock index (for example, the Standard & Poor's 500 Composite Stock Price
Index or the New York Stock Exchange Composite Index) assigns relative values to the common stocks included in the index and fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract was originally purchased or sold.

     To the extent that changes in the value of a Fund correspond to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to the Fund of a market decline and, by so doing, provide an alternative to a liquidation of securities positions, which may be difficult to accomplish in a rapid and orderly fashion.
Stock index futures contracts might also be sold:

     I. When a sale of Fund securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

     A.   Forego possible appreciation,

     B. Create a situation in which the securities would be difficult to repurchase, or

     C.   Create substantial brokerage commissions;

     II. When a liquidation of part of the investment portfolio has commenced or is contemplated, but there is, in the Advisor's determination, a substantial risk of a major price decline before liquidation can be completed;
or

     III. To close out stock index futures purchase transactions.

     Where the Advisor anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against the possibility of not participating in such advance at a time when a Fund is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

     1. If the Fund is attempting to purchase equity positions in issues which it may have or is having difficulty purchasing at prices considered by the Advisor to be fair value based upon the price of the stock at the time it qualified for inclusion in the investment portfolio, or

     2.   To close out stock index futures sales
transactions.

     Gold Futures Contracts. The Balanced Fund may enter into futures contracts on gold. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When the Fund purchases a gold contract, it becomes obligated to take delivery and pay for the gold from the seller in accordance with the terms of the contract. When the Fund sells a gold futures contract, it becomes obligated to make delivery of the gold to the purchaser in accordance with the terms of the contract. The Fund will enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks. The Fund will not engage in these contracts for speculation or for achieving leverage. The hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

     Options on Futures Contracts. Each of the Funds may purchase options on futures contracts. The Convertible
Securities Fund may also write options on such contracts.
When a Fund purchases a futures option, it acquires the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option.
Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. In most cases, however, a Fund would close out its position before expiration by an offsetting purchase or sale.

     The Funds may enter into options on futures contracts only in connection with hedging strategies.
Generally, these strategies would be employed under the same market conditions in which a Fund would use put and call options on debt securities, as described in "Options on Securities" below.

     Risks Associated With Futures and Futures Options.
There are several risks associated with the use of futures and futures options for hedging purposes. While hedging transactions may protect a Fund against adverse movements in the general level of interest rates and economic conditions, such transactions could also preclude the Fund from the opportunity to benefit from favorable movements in the underlying securities. There can be no guarantee that the anticipated correlation between price movements in the hedging vehicle and in the portfolio securities being hedged will occur. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the Fund's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures and futures options trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and without a significant trading history. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

     To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes
(as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions
(excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

     (25) Options on Securities and Securities Indices.
The Funds may purchase put and call options on securities, and (except for the Fixed Income Fund and High Yield Fund) put and call options on stock indices, at such times as the Advisor deems appropriate and consistent with a Fund's investment objective. The
Convertible Securities Fund also may write call and put options, and each of the other Funds may write listed
"covered" call and

"secured" put options.   Each Fund may enter into closing
transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option.

     Purchasing Options on Securities. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Fund would enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund would continue to receive interest income on such security.

     A Fund may purchase call options on securities to protect against substantial increases in prices of securities which the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and transactional costs paid on the option which is sold.

     Writing Call and Put Options. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, each Fund may write call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a call option writer may be assigned an exercise notice requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

     In order to earn additional income or to protect partially against increases in the value of securities to be purchased, the Funds may write put options. During the option period, the writer of a put option may be assigned an exercise notice requiring the writer to purchase the underlying security at the exercise price.

     The Funds (except the Convertible Securities Fund) may write a call or put option only if the call option is "covered" or the put option is "secured" by the Fund.
Under a covered call option, the Fund is obligated, as the writer of the option, to own the underlying securities subject to the option or hold a call at an equal or lower exercise price, for the same exercise period, and on the same securities as the written call.
Under a secured put option, a Fund must maintain, in a segregated account with the Trust's custodian, cash or liquid securities with a value sufficient to meet its obligation as writer of the option. A put may also be secured if the Fund holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option by the same
Fund. The Convertible Securities Fund may write call and put options that are not "covered" or "secured."

     Options on Securities Indices. Call and put options on securities indices would be purchased or written by a Fund for the same purposes as the purchase or sale of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payment and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The purchase of such options may not enable a Fund to hedge effectively against stock market risk if they are not highly correlated with the value of its securities.
Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market, which cannot be done accurately in all cases.

     Risks of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, and, as long as its obligation as a writer continues, has retained the risk of loss if the price of the underlying security declines. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.
If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security or securities in a segregated account while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to options or their underlying securities, inadequacy of the facilities of national securities exchanges or The
Options Clearing Corporation due to a high trading volume or other events, and a decision by one or more national securities exchanges to discontinue the trading of options or to impose restrictions on certain types of orders.

     There also can be no assurance that a Fund would be able to liquidate an over-the-counter ("OTC") option at any time prior to expiration. In contrast to exchange-traded options where the clearing organization affiliated with the particular exchange on which the option is listed in effect guarantees completion of every exchange-traded option, OTC options are contracts between a Fund and a counter-party, with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it generally will be able to close out the option prior to its expiration only by entering into a closing transaction with the dealer from whom the Fund originally purchased the option.

     Since option premiums paid or received by a Fund are small in relation to the market value of underlying investments, buying and selling put and call options offer large amounts of leverage. Thus, trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying securities.

     (26) Foreign Currency Transactions (All Funds except the Mid-Cap Fund and the Fixed Income Fund). A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund will purchase and sell such contracts for hedging purposes and not as an investment. A Fund will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates.

     Except for the Convertible Securities Fund, a Fund will not (1) commit more than 15% of its total assets computes at market value at the time of commitment to foreign currency futures or forward currency contracts, or (2) enter into a foreign currency contract with a term of greater than one year. The Convertible Securities
Fund will not commit more than 15 percent of its total assets computed at market value at the time of commitment to foreign currency futures or forward currency contracts, but it may enter into a foreign currency contract with a term of greater than one year.

     Forward currency contracts are not traded on regulated commodities exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counter-party to the transaction.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out a foreign currency futures or forward currency position. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Although each Fund values its assets daily in U.S.
dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, thereby incurring the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

     (27) Options on Foreign Currencies (the Science &
Technology Fund, the 20 Fund, the Mid-Cap Fund, the
Balanced Fund, the Convertible Securities Fund and the
High Yield Fund). The Fund may invest in call and put options on foreign currencies. A Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

     A Fund may employ hedging strategies with options on currencies before the Fund purchases a foreign security denominated in the hedged currency, during the period the Fund holds a foreign security, or between the day a foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency increases relative to the U.S. dollar.

     The Funds will purchase options on foreign currencies only for hedging purposes and will not speculate in options on foreign currencies. The Funds may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

     An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Fund cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the purchase or sale of the underlying assets.

     (28) Segregation and Cover for Options, Futures and
Other Financial Instruments. The use of the financial instruments discussed above, i.e., interest rate transactions (including swaps, caps, floors and collars), futures contracts, options on future contacts, options on securities and securities indices, and forward contracts
(collectively, "Financial Instruments"), may be subject to applicable regulations of the SEC, the several exchanges upon which they are traded, and/or the Commodity Futures Trading Commission ("CFTC").

     Each Fund is required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). No Fund will enter into such transactions unless it owns either (1) an offsetting
("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each
Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in a segregated account with its custodian in the prescribed amount as determined daily.

     (29) Securities Lending. Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to each Fund's investment policies and restrictions. Any loan of portfolio securities must be secured by collateral that is equal to or greater than the value of the loan. If a borrower defaults, the Fund may use the collateral to satisfy the loan. When cash is received as collateral, the Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on such investments.

     (30) Borrowing. A Fund may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Fund would have asset coverage of 300 percent. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value. Leverage also creates interest expenses;
if those expenses exceed the return on the transactions that the borrowings facilitate, a Fund will be in a worse position than if it had not borrowed. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Fund's shares. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of derivatives in connection with leverage may create the potential for significant losses. The

Funds may pledge assets in connection with permitted borrowings. Each Fund may borrow an amount up to 33 1/3% of its assets (including the amount borrowed).

     (31) Investment in Securities of Other Investment
Companies. Securities of other investment companies have the potential to appreciate as do any other securities, but tend to present less risk because their value is based on a diversified portfolio of investments. The
1940 Act expressly permits mutual funds to invest in other investment companies within prescribed limitations.
An investment company generally may invest in other investment companies if at the time of such investment
(1) it does not own more than 3 percent of the voting securities of any one investment company, (2) it does not invest more than 5 percent of its assets in any single investment company, and (3) its investment in all investment companies does not exceed 10 percent of assets.

     Some of the countries in which a Fund may invest may not permit direct investment by outside investors.
Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country which permits direct foreign investment.

     Investment companies in which the Funds may invest charge advisory and administrative fees and may also assess a sales load and/or distribution fees. Therefore, investors in a Fund that invests in other investment companies would indirectly bear costs associated with those investments as well as the costs associated with investing in the Fund. The percentage limitations described above significantly limit the costs a Fund may incur in connection with such investments.

     (32) Short Sales.  The Funds may effect short sales.
A short sale is a transaction in which a Fund sells a security in anticipation that the market price of the security will decline. A Fund may effect short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns or anticipates acquiring, or in similar securities, and (ii) to maintain flexibility in its holdings. In a short sale "against the box," at the time of sale the Fund owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security. Under applicable guidelines of the SEC staff, if a Fund engages in a short sale (other than a short sale against-the-box), it must put an appropriate amount of cash or liquid securities in a segregated account (not with the broker).

     The effect of short selling on a Fund is similar to the effect of leverage. Short selling may exaggerate changes in a Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.

                 INVESTMENT RESTRICTIONS


     The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

     The Fund may not:

     (1) Issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

     (2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund's total assets
(including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

     (3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

     (4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (5) Purchase or sell commodities, except the Fund may purchase and sell futures contracts (including futures contracts on commodities) and options thereon.

     (6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

     (7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S.
Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     (8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry
(excluding the U.S. Government or its agencies or instrumentalities).

     If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

     Unless otherwise provided, for purposes of investment restriction (8) above, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File
Annual Reports with the Securities and Exchange
Commission ("SEC").

Non-Fundamental Investment Restrictions

The   following  restrictions  are  designated   as   non-
fundamental with respect to the Science & Technology Fund,
the   20   Fund,  the  Large-Cap  Fund,  the   Convertible
Securities Fund and the High Yield Fund and may be changed by the Board without shareholder approval.

The  Science & Technology Fund, the 20 Fund, the Large-Cap
Fund,  the Convertible Securities Fund and the High  Yield
Fund may not (except as noted):

     (1)  Sell securities short in an amount exceeding 15%
of its assets, except that a Fund may, without limit, make
short  sales  against the box.  Transactions  in  options,
futures,   options   on  futures  and   other   derivative
instruments shall not constitute selling securities short;

      (2) Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions and except that margin deposits in connection with transactions in options, futures, options on futures and other derivative instruments shall not constitute a purchase of securities on margin; or

     (3)  Make loans of its assets, except that a Fund may
enter   into  repurchase  agreements  and  purchase   debt
instruments as set forth in its fundamental policy on lending and may lend portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund's total assets.

The   following  restrictions  are  designated   as   non-
fundamental with respect to the Mid-Cap Fund and the Fixed
Income Fund and may be changed by the Trust's Board of Trustees without shareholder approval.

The Mid-Cap Fund and the Fixed Income Fund may not (except as noted):

      (1) With respect to in excess of 15% of a Fund's assets, sell securities short, except that each Fund may, without limit, make short sales against the box.

      (2) Purchase any below investment grade security if as a result more than 35% of the Fund's assets would be invested in below investment grade securities.

The   following  restrictions  are  designated   as   non-
fundamental with respect to the Balanced Fund and may be changed by the Board without shareholder approval.

The Balanced Fund may not:

      (1) With respect to in excess of 15% of the Fund's assets, sell securities short, except that the Fund may, without limit, make short sales against the box.

      (2) Purchase any below investment grade security if as a result more than 35% of the Fund's assets would be invested in below investment grade securities.

      (3) Invest less than 25% of the Fund's assets in debt securities.


Portfolio Turnover

    The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S.
Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

Other Policies

     There are no restrictions or limitations on investments in obligations of the United States, or of corporations chartered by Congress as federal government instrumentalities. The underlying assets of a Fund may be retained in cash, including cash equivalents which are U.S. Treasury bills, short-term bank obligations such as certificates of deposit, bankers' acceptances and repurchase agreements. However, it is intended that only so much of the underlying assets of a Fund be retained in cash as is deemed desirable or expedient under then-existing market conditions. As noted in the Prospectus, a Fund may invest up to 15% of its respective net assets in illiquid securities.

              TRUSTEES AND OFFICERS

Trustees and Officers of the Trust

     The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The
Trustees provide broad supervision over the affairs of the Trust and each Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds' performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk,
Connecticut 06854.

     The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed for cause by the remaining Trustees; and (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

     The President, Treasurer and Secretary of the Trust are elected annually by the Trustees and hold office until the next annual election of officers and until their respective successors are chosen and qualified.

Independent Trustees.    The Trustees shown in the table
below are not interested persons of the Trust within the meaning of the 1940 Act ("Independent Trustees"):






                                          NUMBER
             POSITION(S)                     OF        OTHER
               HELD      PRINCIPAL         FUNDS   DIRECTORSHIPS
 NAME AND       WITH      OCCUPATIONS    IN FUND     HELD BY
  DATE OF    FUND AND   DURING PAST 5   COMPLEX     TRUSTEE
   BIRTH     LENGTH OF       YEARS          *	     -------
   -----        TIME       ---------    OVERSEEN
               SERVED                      BY
               ------                    TRUSTEE*
					---------
  Jack W.     Trustee   Professor            27       Trustee of
   Aber        since    of Finance,                    Appleton
   DOB:         2000     Boston                      Growth Fund
  9/9/37               University                   (1 portfolio);
                          School of                   Trustee of
                        Management                    Third Avenue
                      (1972-Present)                Trust (4 portfolios);
                                           		Trustee of
                                     			Third Avenue
                                           	        Variable
                                                   	Series Trust
	                                               (1 portfolio)
-----------------------------------------------------------------------
William E.    Trustee   President            27       Trustee of
Chapman, II    since     and Owner,                  Third Avenue
   DOB:         2000     Longboat                       Trust (4
  9/23/41               Retirement                     portfolios);
                         Planning                       Trustee of
                      Solutions (1998-                 Third Avenue
                        Present); Hewitt               	Variable
                         Associates, LLC       		Series Trust
                     (part time)(provider      		(1 portfolio)
                        of Retirement and
                        Investment Education
                        Seminars); Executive
			Vice President,
                        QuadraMed Corp.
                        (2001-Present);
                        Trustee, Bowdoin
                        College (2002-
			Present); President,
                        Retirement Plans
                        Group, Kemper
                        Funds (1990-1998)
-----------------------------------------------------------------------
 Edward J.    Trustee   Partner, Hepburn     27          Trustee of
   Kaier       since    Willcox Hamilton               Third Avenue
   DOB:         2000      & Putnam (1977-             	Trust (4
  9/23/45                 Present)             		portfolios);
                                          		 Trustee of
                        	                     	Third Avenue
                        	                    	 Variable
                                                  	 Series Trust
                                                  	(1 portfolio)
-----------------------------------------------------------------------
Madeline H.   Trustee   Member,             19         	 None
 McWhinney     since    Investment
   DOB:         2000    Committee
  3/11/22               New Jersey
                        Supreme Court
                        (1990-Present);
                        Member, Advisory
                        Board on
			Professional
                        Ethics, New
                        Jersey Supreme
                        Court
                        (1983-1998);
                        President, Dale,
                        Elliott & Company,
		        Inc. (Management
                        Consultant)
                        (1977-1994)
-----------------------------------------------------------------------





                                          NUMBER
             POSITION(S)                     OF        OTHER
               HELD      PRINCIPAL         FUNDS   DIRECTORSHIPS
 NAME AND       WITH      OCCUPATIONS    IN FUND     HELD BY
  DATE OF    FUND AND   DURING PAST 5   COMPLEX     TRUSTEE
   BIRTH     LENGTH OF       YEARS          *	     -------
   -----        TIME       ---------    OVERSEEN
               SERVED                      BY
               ------                    TRUSTEE*
					---------
 Steven J.    Trustee   Consultant          19          Trustee of
 Paggioli      since    (2001-Present);                Professionally
DOB: 4/3/50     2000      Formerly                      Managed
                         Executive                      Portfolios
                         Vice                        (15 portfolios);
                          President,                     Director of
                        Secretary and                  Sustainable
                           Director, The                  Growth
                          Wadsworth Group              Advisors, LP
                        (1986-2001);
                        Executive Vice
                        President,
			Secretary
			and Director,
                        Investment
                        Company Administration,
                        LLC (1990-2001);
                        Vice President,
                        Secretary and
                        Director, First
                        Fund Distributors,
                        Inc. (1991-2001)
-----------------------------------------------------------------------
   Eric       Trustee   Professor,         27       Trustee of
 Rakowski      since    University of              Third Avenue
DOB: 6/5/58     2000    California at            Trust (4 portfolios);
                        Berkeley School		   Trustee of
                        School of Law              Third Avenue
                        (1990-Present);		     Variable
                        Visiting Professor,        Series Trust
                        Harvard Law School        (1 portfolio)
                        (1998-1999)
-----------------------------------------------------------------------
 Thomas R.    Trustee   Professor of        19          None
Schneeweis     since     Finance,
   DOB:         2000    University of
  5/10/47               Massachusetts
                        (1985-Present);
                        Managing Director,
			CISDM at the
                        University of
                        Massachusetts,
                        (1994-Present);
                        President and
                        Chief Executive
                        Officer, Schneeweis
                        Partners, LLC
                        (2001-Present)
-----------------------------------------------------------------------


 *  The Fund complex consists of Managers Trust II, The
Managers Funds, Managers AMG Funds and Managers Trust I.

Interested Trustees. The Trustees shown in the table below are "interested persons" of the Trust within the meaning of the 1940 Act. Mr. Healey is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers
Funds LLC and Managers Distributors, Inc.



	      POSITION(S) HELD	     			NUMBER		OTHER
NAME	      WITH FUND AND     PRINCIPAL OCCUPATIONS  OF FUNDS IN      DIRECTORSHIPS
AND DATE      LENGTH OF TIME     DURING PAST 5 YEARS    FUND COMPLEX     HELD BY TRUSTEES
OF BIRTH	 SERVED	 		      	      OVERSEEN BY
							TRUSTEE*
--------     ----------------    ---------------------  ------------- --------------------
Sean M.Healey	Trustee since	 President and Chief 	      27	     None
DOB:5/9/61	2000		 Operating Officer,
				 Affiliated Managers
				 Group,Inc.(1999-Present);
			         Director,Affiliated
				 Managers Group,Inc.
				 (2001-Present);
				 Executive Vice President,
				 Affiliated Managers Group,
				 Inc.(1995-1999); Vice
				 President, Goldman, Sachs
				 & Company (1987-1995)




	      POSITION(S) HELD	     			NUMBER		OTHER
NAME	      WITH TRUST AND     PRINCIPAL OCCUPATIONS  OF FUNDS IN      DIRECTORSHIPS
AND DATE      LENGTH OF TIME     DURING PAST 5 YEARS    FUND COMPLEX     HELD BY TRUSTEES
OF BIRTH	 SERVED	 		      	      OVERSEEN BY
							TRUSTEE*
--------     ----------------    ---------------------  ------------- --------------------
Peter M.	Trustee since    President and Chief 	       27	     None
Lebovitz	2002 and	 Executive Officer,
DO :1/18/55	President since	 The Managers Funds
		2000		 LLC (1999-Present);
				 President, Managers
				 Distributors, Inc. (2000-
				 Present); Director of
				 Marketing, The Managers
				 Funds, LP (1994-1999);
				 Director of Marketing,
				 Hyperion Capital
				 Management, Inc. (1993-
				 1994); Senior Vice
				 President, Greenwich
				 Asset Mgmt.,Inc. (1989-
				 1993)
--------   ---------------- ---------------------       -------------  --------------------


  *  The Fund complex consists of Managers Trust II, The
Managers Funds, Managers AMG Funds and Managers Trust I.


Officers
--------



		POSITION(S) HELD
		WITH FUND AND	 PRINCIPAL OCCUPATIONS
	        LENGTH OF TIME	 DURING PAST 5 YEARS
		   SERVED

-------------   ---------------- --------------------------------------

Galan G.Daukas	Chief Financial	  Chief Operating Officer,The Managers
DOB:10/24/63	Officer since     Funds LLC (2002-Present);
		2002		  Chief Financial Officer The Managers
				  Funds, Managers Trust II and Managers
				  AMG Funds (2002-Present); Chief Operating
				  Officer and Chairman of the Management
				  Committee, Harbor Capital Management Co., Inc.
				  (2000-2002); Chief Operating Officer, Fleet
				  Investment Advisors (1992-2000)
-------------   ---------------- ---------------------------------------
Donald S. 	Treasurer and     Director, Finance and Planning, The
Rumery		Secretary since	  Managers Funds LLC,(1994-Present);
DOB:5/29/58	  2000 		  Treasurer and Chief Financial Officer,
				  Managers Distributors, Inc. (2000-Present);
				  Treasurer, The Managers Funds (1995-Present),
				  Secretary, The Managers Funds (1997-Present)
				  Treasurer and Secretary, Managers Trust II
				  (2000-Present); Treasurer of Managers AMG
				  Funds (1999-Present)
-------------   ---------------- --------------------------------------




*  The Fund complex consists of Managers Trust II, The
Managers Funds, Managers AMG Funds and Managers Trust I.

Trustee Share Ownership





				Dollar Range of		Aggregate Dollar
				Equity Securities in 	Range of Equity
				the Fund Beneficially 	Securities in
				Owned as of 		All Registered
				December 31, 2003	Investment Companies
							Overseen by Trustee in
							Family of Investment
							Companies(1) Beneficially
							Owned as of December 31, 2003
				----------------------	-----------------------------

INDEPENDENT TRUSTEES:
---------------------
Jack W. Aber			      None		$50,001 to $100,000
William E. Chapman II		      None		Over $100,000
Edward J. Kaier			      None		Over $100,000
Madeline H. McWhinney		      None		Over $100,000
Steven J. Paggioli		      None		Over $100,000
Eric Rakowski			      None		$10,001 to $50,000
Thomas R. Schneeweis		      None		$10,001 to $50,000

------------------------------
INTERESTED TRUSTEES:
--------------------
Sean M. Healey			      None		Over $100,000
Peter M. Lebovitz		      None		Over $100,000




(1) The Funds have not yet commenced operations.

(2) The Family of Investment Companies consists of The
Managers Funds, Managers AMG Funds, Managers Trust I and
Managers Trust II.

Audit Committee

       The  Board  of  Trustees  has  an  Audit  Committee
consisting of the independent Trustees.  Under  the  terms
of  its  charter, the Committee: (a) acts for the Trustees
in overseeing the Trust's financial reporting and auditing
processes;  (b)  receives and reviews communications  from
the  auditors  relating  to the auditors'  review  of  the
Fund's financial statements; (c) reviews and assesses  the
performance  and approves the compensation,  retention  or
termination of the Trust's independent auditors; (d) meets
periodically with the independent auditors to  review  the
annual  audits  of the series of the Trust, including  the
audit  of  the  Fund, and pre-approve the  audit  services
provided  by  the independent auditors; (e) considers  and
acts  upon  proposals  for  the  independent  auditors  to
provide  non-audit services to the Trust or the Investment
Manager or its affiliates to the extent that such approval
is   required  by  applicable  laws  or  regulations;  (f)
considers  and  reviews  with  the  independent   auditors
matters bearing upon the auditors' status as "independent"
under  applicable  standards of  independence  established
from  time  to  time  by  the  SEC  and  other  regulatory
authorities; and (g) reviews and reports to the full Board
with respect to any material accounting, tax, valuation or
record  keeping  issues  that may affect  the  Trust,  its
financial  statements or the amount  of  any  dividend  or
distribution  right,  among  other  matters.   The   Audit
Committee met twice during the most recent fiscal year.

Trustees' Compensation

     For their services as Trustees of the Trust and other mutual funds within the Managers Funds Family of Funds, the Trustees were compensated as follows:

     Compensation Table:



                                      Total Compensation
                                      from the
                    Aggregate         Fund and the
Name of             Compensation      Fund Complex
Trustee             from the Fund (a) Paid to Trustees (b)
-------		    ----------------- --------------------
Independent
Trustees:
Jack W. Aber           $1,185             $32,000
William E. Chapman, II $1,185             $32,500
Edward J. Kaier        $1,185		  $32,500
Madeline H. McWhinney  $1,185             $27,500
Steven J. Paggioli     $1,185             $26,500
Eric Rakowski          $1,185		  $32,000
Thomas R. Schneeweis   $1,185             $26,500

Interested Trustees:
Sean M. Healey         None		None
Peter M. Lebovitz      None		None
____________________



(a) Compensation is estimated for the Funds' first full fiscal year January 1, 2004 through December 31,
     2004.
(b) Total compensation includes estimated compensation to be paid during the 12-month period ending December
     31, 2004 for services as a Trustee of Managers Trust
     II, Managers AMG Funds, The Managers Funds and
     Managers Trust I. The Trust does not provide any pension or retirement benefits for the Trustees.

           CONTROL PERSONS AND PRINCIPAL HOLDERS OF
           SECURITIES

As of March 22, 2004, the percentage ownership of each person owning of record more than 5% of the outstanding
Class A, B, C and Y Shares of each Existing Fund is listed below:


Managers Science & Technology Fund

Name and Address                   Percentage Ownership




                             	Class A		Class B  	Class C    	Class Y

Merrill Lynch Pierce         	41.79%		64.18%		36.49%		83.08%
Fenner & Smith
Attn: Fund Administrator
Attn: Lisa Stamper
4800 Deer Lake Drive E., FL2
Jacksonville, FL 32246-6484

Legg Mason Wood Walker, Inc.					9.73%
P.O. Box 1476
Baltimore, MD 21203-1476

Pershing LLC               					8.26%
P.O. Box 2052
Jersey City, NJ 07303-2052






                             	Class A		Class B  	Class C    	Class Y


UBS Financial Services, Inc 							5.43%
FBO Mccaffery & Associates
Pft Shg Plan Uad 1/1/93
7450 Sw Beveland # 100
Tigard OR  97223-8678





Managers 20 Fund

Name and Address                   Percentage Ownership



                             	Class A		Class B  	Class C    	Class Y

Merrill Lynch Pierce 		37.57%		61.30%		53.78%		25.43%
Fenner & Smith
Attn: Fund Administrator
Attn: Lisa Stamper
4800 Deer Lake Drive E.,FL2
Jacksonville, FL 32246-6484

Prudential Securities, Inc.							34.48%
P. O. Box 5310
Scranton, PA 18505-5320




Managers Mid-Cap Fund


Name and Address                   Percentage Ownership



                             	Class A		Class B  	Class C    	Class Y

Merrill Lynch Pierce		42.19%		60.50%		76.86%		6.74%
Fenner & Smith
Attn: Fund Administrator
Attn: Lisa Stamper
4800 Deer Lake Drive E., FL2
Jacksonville, FL 32246-6484

Charles Schwab & Co.,Inc. 	12.94%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

US Bank NA			7.01%
5085 E. State Road 334
Zionsville, IN 48077-8662

Prudential Securities, Inc.							88.92%
P. O. Box 5310
Scranton, PA 18505-5320


Managers Large-Cap Fund

Name and Address                   Percentage Ownership


                             	Class A		Class B  	Class C    	Class Y

Merrill Lynch Pierce		78.77%		56.21%		71.24%		83.16%
Fenner & Smith
Attn: Fund Administrator
Attn: Lisa Stamper
4800 Deer Lake Drive E., FL2
Jacksonville, FL 32246-6484

First Clearing        		10.45%
Corporation A/C 6748-6037
1155 Herring Road
Colorado Springs, CO 80906-4224

First Clearing							9.80%
Corporation A/C 3071-3439
658 Harvard Terrace
Frankfurt, IN 46041-3149

First Clearing									13.60%
Corporation A/C 3087-1433
525 Edward Court
Carmel, IN 46033-7219

Pershing LLC  					5.27%
PO Box 2052
Jersey City, NJ 07303-2052




Managers Balanced Fund

Name and Address                   Percentage Ownership


                             	Class A		Class B  	Class C    	Class Y

Merrill Lynch Pierce		50.38%		74.36%		83.14%		9.64%
Fenner & Smith
Attn: Fund Administrator
Attn: Lisa Stamper
4800 Deer Lake Drive E., FL2
Jacksonville, FL 32246-6484

Charles Schwab & Co.,Inc.	21.29%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Prudential Securities, Inc.							86.88%
P. O. Box 5310
Scranton, PA 18505-5320




Managers Convertible Securities Fund

Name and Address                   Percentage Ownership


                             	Class A		Class B  	Class C    	Class Y

Merrill Lynch Pierce		50.82%		65.02%		70.71%		48.70%
Fenner & Smith
Attn: Fund Administrator
Attn: Lisa Stamper
4800 Deer Lake Drive E., FL2
Jacksonville, FL 32246-6484

First Clearing Corporation   	5.80%
A/C 2345-0239
S Allen Wolf IRA
FCC As Custodian
5880 Marble Court
Naples, FL 34110-2329

First Clearing Corporation 	6.12%
A/C 1346-9518
Russell W. Bauman IRA
FCC as Custodian
111 Monument Circle #300
Indianapolis, IN 46204-5110

Prudential Securities, Inc.					48.18%
P. O. Box 5310
Scranton, PA 18505-5320

Pershing LLC  					6.62%
P.O. Box 2052
Jersey City, NJ 07303-2052


Managers High Yield Fund

Name and Address                   Percentage Ownership

                             	Class A		Class B  	Class C    	Class Y

Merrill Lynch Pierce		47.11%		70.17%		74.78%		20.33%
Fenner & Smith
Attn: Fund Administrator
Attn: Lisa Stamper
4800 Deer Lake Drive E.,FL2
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	21.01%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

UBS Financial Services, Inc.	14.73%
1233 Shelby Street
Indianapolis, IN 46203-1942

Prudential Securities, Inc.							28.57
P. O. Box 5310
Scranton, PA 18505-5320

Pershing LLC                                              			5.88%
P.O. Box 2052
Jersey City, NJ 07303-2052

NFSX FEBO # X57-241512                                   			21.93%
Richard Goldsmith
38 Long Neck Point Rd
Darien, CT 06820-5812



Managers Fixed Income Fund

Name and Address                   Percentage Ownership


                             	Class A		Class B  	Class C    	Class Y

Merrill Lynch Pierce		56.92%		71.87%		83.89%		17.21%
Fenner & Smith
Attn: Fund Administrator
Attn: Lisa Stamper
4800 Deer Lake Drive E., FL2
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	5.07%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Prudential Securities, Inc.							62.52%
P. O. Box 5310
Scranton, PA 18505-5320

NFSI FEBO #279-06725								6.05%
Associated Physicians & Surgeons LLC
401(k) PSP
221 S. 6th Street
Terre Haute, IN 47807-4214

First Clearing Corporation	4.98
A/C 6748-0037
Lisa Burkhart Peterson
11155 Herring Rd.
Colorado Springs, CO 80908-4224



As  of  March 22, 2004, the Trustees and Officers  of  the
Existing Funds as a group owned less than 1% of the outstanding Class A, B, C and Y shares of each Existing
Fund.


                      MANAGEMENT OF THE FUNDS
Investment Manager

     The Trustees provide broad supervision of the operations and affairs of the Trust and the Funds. The
Managers Funds LLC (the "Investment Manager") serves as investment manager to the Funds pursuant to an investment management agreement (the "Investment Management
Agreement"). Managers Distributors, Inc. (the
"Distributor"), a wholly-owned subsidiary of The Managers
Funds LLC, serves as the distributor of the Funds. The
Managers Funds LLC is a subsidiary of Affiliated Managers
Group, Inc. ("AMG") which serves as the managing member of The Managers Funds LLC. AMG is located at 600 Hale
Street, Prides Crossing, Massachusetts 01965.

Subadvisors

     The   assets  of  the  Funds  are  managed   by   the
Subadvisors.    The   Investment   Manager    serves    as
administrator  of  each  Fund and carries  out  the  daily
administration of the Trust and each Fund.  The Investment
Manager  has entered into an advisory agreement with  each
Subadvisor  known as a "Subadvisory Agreement."   The  SEC
has  given  the  Trust an exemptive order  permitting  the
Investment  Manager  to change Subadvisors  without  prior
shareholder   approval,   but   subject   to   shareholder
notification within 90 days of any such changes.

      A Subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the SEC.


Management and Subadvisory Agreements

     The terms of the Management Agreement provide for the Investment Manager to have overall supervisory responsibility for each Fund's general investments and management of its assets in accordance with the Fund's investment objectives, policies and restrictions, subject to such direction as it may receive from the Trustees from time to time. The Manager is responsible for (a) selecting and recommending to the Trustees one or more
Subadvisors for each Fund and for monitoring and evaluating the performance of each Subadvisor on an ongoing basis and (b) exercising investment discretion and making all determinations with respect to any portion of a Fund's assets not assigned to a Subadvisor, including determinations regarding the purchase and sale of portfolio securities. During the term of the Management Agreement, the Investment Manager will pay all expenses incurred by it in connection with its activities under the Management Agreement, including fees payable to Subadvisors, salaries and expenses of the Trustees and Officers of the Funds who are employees of the Investment
Manager or its affiliates, and office rent of the Funds;
but each Fund will be responsible for all other expenses of its operation, including among others brokerage commissions, interest, legal fees and expenses of attorneys, and fees of auditors, transfer agents, dividend disbursement agents, custodians, and shareholder servicing agents. The Investment Manager will provide such services in accordance with the Funds' investment objectives, investment policies, and investment restrictions. The provision of investment advisory services by the Investment Manager to the Funds will not be exclusive under the terms of the Management
Agreements, and the Investment Manager will be free to, and will, render investment advisory services to others.

     The Management Agreement has an initial two year term and then continues in effect, unless terminated as described below, for successive one year periods, so long as its continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) or
(b) by the vote of a majority of the Trust's Board of Trustees, provided that in either event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the continuance. The
Management Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time, without the payment of any penalty, (i) by the vote of a majority of the Trust's
Board of Trustees, (ii) by vote of a majority of the outstanding voting securities of the Trust, or (iii) with respect to a Fund, by vote of a majority of the outstanding shares of the Fund, in each case upon sixty
(60) days written notice to the Investment Manager.  The
Management Agreement may be terminated by the Investment
Manager upon sixty (60) days written notice to the Trust.

     The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to a Fund or any Fund shareholder for any act or omission in the course of, or connected with, services rendered under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, provided that these provisions shall not protect the Investment Manager from liability in violation of the 1940 Act.

     Under the Subadvisory Agreements, each Subadvisor manages all or a portion of a Fund's portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund's investment objectives, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Trustees.
The provision of investment advisory services by a Subadvisor to its Fund will not be exclusive under the terms of Subadvisory Agreements, and the Subadvisors will be free to, and expect to render investment advisory services to others.

     Each Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to its respective
Fund in the selection of portfolio investments and the allocation of investment opportunities. However, the Subadvisory Agreements do not obligate a Subadvisor to acquire for the Fund a position in any investment which any of the Subadvisor's other clients may acquire. The
Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

     Although the Subadvisors make investment decisions for the Funds independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Funds and other clients of the Subadvisors are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a methodology considered equitable by the Subadvisors. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

     Each Subadvisory Agreement has an initial term of two years and then continues in effect, unless terminated as described below, for successive one year periods, so long as its continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or
(b) by the vote of a majority of the Trustees, provided that in either event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the continuance. Each Subadvisory Agreement will terminate automatically in the event of its assignment
(as defined in the 1940 Act).

     Under the terms of each Subadvisory Agreement, the agreement may be terminated: (i) by the Investment
Manager at any time, without payment of a penalty, upon notice to the Subadvisor and the Trust, (ii) with respect to a Fund, at any time, without payment of a penalty, by the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon notice to the Subadvisor, or (iii) by the Subadvisor at any time, without payment of a penalty, upon thirty (30) days written notice to the Investment
Manager and the Trust.

     Each Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor's reckless disregard of its obligations and duties under the Subadvisory Agreement.


Compensation of the Investment Manager and Subadvisors

     As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the value of the net assets of the Fund and may be paid monthly.

     The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust pursuant to an Administration and Shareholder
Services Agreement.  Under that agreement, the Investment
Manager supervises the overall administration of and certain shareholder services for each Fund. The administrative services include supervising the preparation and filing of all documents required for compliance by each Fund with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. The shareholder services include processing and/or coordinating Fund share purchases and redemption, responding to inquiries from shareholders and providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners. For providing these services, the Investment Manager receives a fee from each Fund of 0.20% per annum of its average daily net assets.

     As compensation for the investment management services rendered and related expenses under the respective Subadvisory Agreements, the Investment Manager has agreed to pay each Subadvisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadvisor manages.
The fee paid to each Subadvisor is paid out of the fee the Investment Manager receives from each Fund and does not increase a Fund's expenses.

     Fee Waivers and Expense Limitations. From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund and/or reimburse certain Fund expenses above a specified maximum amount. The Investment Manager may waive all or a portion of its fee and/or reimburse
Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment
Manager with respect to a Fund. The Investment Manager may also waive all or a portion of its fees from a Fund and/or reimburse Fund expenses for other reasons, such as attempting to make a Fund's performance more competitive as compared to similar funds. The effect of the fee waivers and expense reimbursements in effect at the date of this Statement of Additional Information on Fund expenses is reflected under the heading "Fees and Expenses" located in the front of the Funds' Prospectus.
Voluntary fee waivers/expense limitations by the Investment Manager or by any Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor concerned. Contractual fee waivers/expense limitations can only be terminated at the end of a term.


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


Approval   of   Investment  Management   and   Subadvisory
Agreements

     On October 21, 2003, the Board of Trustees, including
all  of the Trustees that are not "interested persons"  of
the  Trust  (the  "Independent  Trustees"),  approved  the
Investment   Management  Agreement  with  the   Investment
Manager and the Subadvisory Agreements between the Manager
and   each  Subadvisor.   The  Independent  Trustees  were
separately   represented   by   independent   counsel   in
connection  with  their consideration of the  approval  of
these   agreements.    In   considering   the   Investment
Management  and the Subadvisory Agreements,  the  Trustees
reviewed a variety of materials relating to the Funds, the
Manager   and  the  Subadvisors,  including   the   Funds'
projected  expenses  and expense data  for  similar  funds
(including the series of Conseco Fund Group (the  "Conseco
Funds") proposed to be reorganized into the Funds).

     With  respect to the Investment Management Agreement,
the  Trustees  took  into account their deliberations  and
conclusions  with respect to the most recent  continuation
of  Investment Management Agreements between the Trust and
the  Manager  on  behalf of other series of  Trust,  which
occurred  in June 2003.  The Trustees received  assurances
from  the Manager that there had been no material  changes
in the information previously provided by the Manager, and
reviewed by the Trustees, in connection with the foregoing
continuations  relating  to the Manager's  operations  and
personnel.   Such information about the Manager  included,
among  other things, a balance sheet and income statement,
biographical   information   on   its   supervisory    and
professional  staff  and  descriptions  of  the  Manager's
organizational and management structure.  In the course of
their  deliberations  regarding the Investment  Management
Agreement,  the  Trustees evaluated, among  other  things:
(a)   the   Investment  Manager's  process  for  selecting
Subadvisors;  (b)  the  manner  in  which  the  Investment
Manager   will   monitor   the   Subadvisors'   investment
performance  and consistency of investment  approach;  (c)
the   Investment  Manager's  administrative   capabilities
including  its  ability  to  supervise  the  Funds'  other
service   providers;  and  (d)  the  Investment  Manager's
compliance  programs, including those related to  personal
investing.   The  Trustees  also  took  into  account  the
Manager's   undertakings  to  maintain   certain   expense
limitations for the Funds.

     With  respect  to  the  Subadvisory  Agreements,  the
Trustees  reviewed materials relating to the  Subadvisors'
operations,  personnel, investment philosophy,  strategies
and  techniques,  including  biographical  information  on
portfolio management and other professional staff, and fee
and performance information for the Conseco Funds.  At the
meeting  on  October  21, 2003, the  Trustees  received  a
report  from the Manager regarding its due diligence  with
respect  to  each  Subadvisor  covering  matters  such  as
compliance,  financial  condition, personnel,  performance
and   investment   approach  (including   consistency   of
investment  approach).  At the same meeting, the  Trustees
also   received   a  presentation  from  each   Subadvisor
addressing  similar  matters.   In  the  course  of  their
deliberations, the Trustees evaluated, among other things;
(a)  the  services to be rendered by the Subadvisors;  (b)
the  qualification  and  experience  of  the  Subadvisors'
personnel;  (c)  the  Subadvisors'  compliance   programs,
including those related to personal investing; (d) (i) the
particular  investment strategy that each Subadvisor  will
employ   in   managing   Fund  assets   (its   "Investment
Strategy"),  and (ii) the consistency of the  Subadvisor's
adherence to the Investment Strategy in managing  accounts
of   its  other  advisory  clients  that  have  hired  the
Subadvisor to employ the Investment Strategy; and (e) the Subadvisors' performance in employing their Investment
Strategies  (including  the  performance  of  the  Conseco
Funds).

     The   Trustees  reached  the  following   conclusions
regarding the Investment Management Agreement and each Subadvisory Agreement, among others: (A) the Investment
Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; (B) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (C) the Investment
Manager and the Subadvisor maintain appropriate compliance programs; (D) the Subadvisor's Investment Strategy is appropriate for pursuing the Fund's investment objectives;
(E)  the  Subadvisor is likely to execute  its  Investment
Strategy consistently over time; and (F) the Fund's advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

     On   the   basis  of  the  foregoing,  the   Trustees
determined that approval of the Investment Management and Subadvisory Agreements would be in the interests of the Funds and their shareholders.

Proxy Voting Policy

     Proxies for any portfolio security held by a Fund are voted in accordance with the proxy voting policies and procedures of the Subadvisor responsible for the portion of the Fund holding that security, except that the Investment Manager typically votes a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle as recommended by the money market fund's directors. The Subadvisors' proxy voting policies and procedures are in Appendix A.

Code of Ethics

     The Trustees have adopted a Code of Ethics under Rule
17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the codes of ethics of the Investment Manager, the Distributor and each Subadvisor, which codes are applicable to "access persons" of the Trust that are also employees of the Investment
Manager, the Distributor and the Subadvisors, respectively. In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. Subject to compliance with these preclearance procedures, access persons of the Trust who are also access persons of the Investment Manager, the Distributor and the Subadvisors may invest in securities, including securities that may be purchased or held by the Fund.

Administrative Services Agreement

     The Investment Manager also serves as administrator
(the "Administrator") of the Trust. Under the terms of this agreement, the Administrator will provide various administrative services to the Trust, including shareholder servicing and other Fund support.

Distribution Arrangements

     Managers Distributors Inc. (the "Distributor") serves as the principal underwriter for each Fund. The
Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.
("NASD"). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, the Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature.
The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940 Act).
The Distributor is not obligated to sell any specific amount of shares of any Fund.

     For sales of Class Y shares, the Distributor may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. The Distributor or its affiliates out of their own assets will make all of the above payments. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sales.

     The Distributor's principal address is 800
Connecticut Avenue, Norwalk, Connecticut 06854.

     Distribution and Service Plans. The Trust has adopted distribution and service plans with respect to the Class A, Class B and Class C shares of each Fund (the
"Plans"), in accordance with the requirements of Rule 12b-
1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.

     Pursuant to the Plans, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plans authorize payments to the Distributor up to 0.50% annually of each Fund's average daily net assets attributable to its Class A shares. The
Plans authorize payments to the Distributor up to 1.00% annually of each Fund's average daily net assets attributable to its Class B shares. The Plans authorize payments to the Distributor up to 1.00% annually of each Fund's average daily net assets attributable to its Class
C shares.

     The Plans further provide for periodic payments by the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Fund shares of that class owned by clients of such broker, dealer or financial intermediary.

     In accordance with the terms of the Plans, the Distributor provides to each Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

     Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent under the Plans without approval of the shareholders of the affected Fund, and material amendments to the Plans must also be approved by the Trustees in a manner described above. The Plans may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plans, or by a vote of a majority of the outstanding voting securities of the Fund affected thereby. The
Plans will automatically terminate in the event of their assignment.

Custodian

     The Bank of New York (the "Custodian"), 100 Church
Street, New York, New York, is the Custodian for the
Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

     The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.


Transfer Agent

     US Bancorp Fund Services, LLC, Milwaukee, WI, is the transfer agent (the "Transfer Agent") for the Funds.

Independent Auditors

     PricewaterhouseCoopers LLP, 160 Federal Street,
Boston, Massachusetts 02110 is expected to serve as the independent auditor for the Funds.
PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

               BROKERAGE ALLOCATION AND OTHER PRACTICES

     Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. In addition, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     The Subadvisory Agreements provide that each Subadvisor places all orders for the purchase and sale of securities which are held in each Fund's portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Each Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

     In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Subadvisor is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Subadvisor is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor.
The fees of each Subadvisor are not reduced by reason of their receipt, if any, of such brokerage and research services. Generally, a Subadvisor does not provide any services to the Fund except portfolio investment management and related recordkeeping services. The
Investment Manager may direct a Subadvisor to employ certain specific brokers who have agreed to pay certain
Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

     The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

Brokerage Recapture Arrangements

     The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay its expenses. Consistent with its policy and principal objective of seeking best price and execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Fund.

      PURCHASE,   REDEMPTION  AND  PRICING   OF SHARES

Purchasing Shares

     Investors may open accounts with the Funds through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

     Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Certain processing organizations and others may receive compensation from the Trust's Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

     Purchase orders received by the Trust before 4:00 p.m. New York Time, at the address listed in the current
Prospectus on any Business Day will receive the net asset value computed that day. Orders received after 4:00 p.m.
from certain processing organizations which have entered into special arrangements with the Investment Manager will also receive that day's offering price provided the orders the processing organization transmits to the Investment Manager were accepted by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer
Agent.

     Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust.
Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S.
dollars on a U.S. bank.

     To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager.
However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust described in this Statement of Additional Information.
The 15-day holding period for redemptions would still apply to shares received through such exchanges.

     If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares.
Third-party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trust or the Custodian will be accepted. The Fund and Distributor reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

     In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

Class Y Shares

     Your initial purchase amount should be at least
$500,000. However, the minimum may be waived at the discretion of the Fund's officers.

Redeeming Shares

     Any redemption orders received in proper form by the Trust before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of regular business of the New York Stock

Exchange on that day. Redemption orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Fund will also be redeemed at the NAV computed that day, provided the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

     Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. The Trust reserves the right to redeem a shareholder account (after 60 days notice) when the value of the Fund shares in the account falls below $50, in the case of Class A, B and C shares, or $50,000, in the case of Class Y shares due to redemptions. Whether the Trust will exercise their right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

     If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash. Payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

     Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. The
Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

     An  investor  may exchange shares from  a  Fund  into
shares of the same class of any of the other Funds or  the
FA  Prime Obligations Fund.  (Investors may invest in  the
FA  Prime  Obligations  Fund, currently  managed  by  U.S.
Bancorp  Investment  Research  Management  Company,   LLC,
through a separate prospectus. Investors can obtain one by
calling  800-986-3384).  Since an exchange is the sale  of
shares  of  the Fund exchanged out of and the purchase  of
shares of the Fund exchanged into, the usual purchase  and
redemption procedures, requirements and restrictions apply
to  each  exchange.   Investors  may  exchange  only  into
accounts  that  are registered in the same name  with  the
same  address  and  taxpayer  identification  number.   In
addition, an investor who intends to continue to  maintain
an account in a Fund may make an exchange out of that Fund
only if following the exchange the investor would continue
to  meet the Fund's minimum investment amount.  Settlement
on the purchase of shares of any series of another Fund or
the FA Prime Obligations Fund will occur when the proceeds
from  the  redemption become available.  Shareholders  are
subject  to  federal income tax and may recognize  capital
gains  or  losses on the exchange for federal  income  tax
purposes.   The  Trust reserves the right to  discontinue,
alter or limit the exchange privilege at any time.

Reductions and Waivers of Sales Charges

Reduction of Class A Sales Charge

Rights   of  Accumulation.   Each  Fund  offers   to   all
qualifying investors rights of accumulation under which investors are permitted to purchase shares of any Fund at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of shares of the Funds. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

Letter  of  Intent.   Any shareholder may  qualify  for  a
reduced sales charge on purchases of shares made within  a
13-month  period  pursuant to a Letter  of  Intent  (LOI).
Class  A  shares  acquired  through  the  reinvestment  of
distributions do not constitute purchases for purposes  of
the  LOI.   A  Class  A  shareholder may  include,  as  an
accumulation  credit towards the completion of  such  LOI,
the value of all shares of all Funds of the Trust owned by
the  shareholder.  Such value is determined based  on  the
net  asset value on the date of the LOI.  During the  term
of  an  LOI, the Transfer Agent will hold shares in escrow
to  secure  payment of the higher sales charge  applicable
for  shares actually purchased if the indicated amount  on
the  LOI  is  not purchased.  Dividends and capital  gains
will  be paid on all escrowed shares and these shares will
be  released when the amount indicated on the LOI has been
purchased.  A LOI does not obligate the investor to buy or
the  Fund to sell the indicated amount of the LOI.   If  a
Class  A shareholder exceeds the specified amount  of  the
LOI  and  reaches  an  amount which would  qualify  for  a
further  quantity discount, a retroactive price adjustment
will  be  made at the time of the expiration of  the  LOI.
The  resulting difference in offering price will  purchase
additional Class A shares for the shareholder's account at
the applicable offering price.  If the specified amount of
the  LOI is not purchased, the shareholder shall remit  to
the  Transfer  Agent  an amount equal  to  the  difference
between  the  sales charge paid and the sales charge  that
would have been paid had the aggregate purchases been made
at  a  single time.  If the Class A shareholder  does  not
within  20  days after a written request by  the  Transfer
Agent  pay  such difference in sales charge, the  Transfer
Agent will redeem an appropriate number of escrowed shares
in   order   to   realize  such  difference.    Additional
information about the terms of the LOI are available from your broker, dealer or other financial intermediary or from the Transfer Agent at 800-986-3384.

Waiver of Class A Initial Sales Charge

No sales charge is imposed on sales of Class A shares to certain investors. However, in order for the following sales charge waivers to be effective, the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. No sales charge is imposed on the following investments:

     By current or retired officers, directors or employees (and their immediate family, including: parents, grandparents, spouse, children, grandchildren, siblings, father-in-law, mother-in-law, sister/brother-in-law, daughter/son-in-law, niece, nephew, and same sex domestic partners) of the Trust, the Investment
          Manager and its affiliates and the Transfer
          Agent;

     By any participant in (i) a tax qualified retirement plan provided that the initial amount invested by the plan totals $500,000 or more, the plan has 50 or more employees eligible to participate at the time of purchase, or the plan certifies
          that it will have projected annual contributions of $200,000 or more; or (ii) by one of a group of tax qualified employee benefit plans that purchase through an omnibus account relationship with the Funds maintained by a single service provider, provided that such plans make an aggregated initial investment of $500,000 or more;
     By an omnibus account established by a sponsor for tax-qualified employee benefit plans where the sponsor provides recordkeeping services for the plans, and has entered into an agreement with the Distributor in connection with such account;
     By an omnibus account established by an Administrator for tax-qualified employee benefit plans where the Administrator provides recordkeeping and administrative services for the plans, and has entered into an agreement with the Distributor in connection with such account;
     By brokers, dealers, and other financial intermediaries that have a selling agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
     By employees and registered representatives (and their immediate family, including: parents, grandparents, spouse, children, grandchildren, siblings, father-in-law, mother-in-law, sister/brother-in-law, daughter/son-in-law, niece, nephew, and same sex domestic partners) of brokers, dealers, and other financial intermediaries described above; the purchaser must certify to the Distributor at the time of the purchase that the purchase is for the purchaser's own account (or for the benefit of such individual as listed above);
     By any charitable organization, state, county, city, or any instrumentality, department, authority or agency thereof which has determined that Class A is a legally permissible investment and which is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company;
     By one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor children of such persons, pursuant to a marketing program between the Distributor and such group;
     Through an investment advisor who makes such purchases through a broker, dealer, or other financial intermediary (each of which may impose transaction fees on the purchase), or (ii) by an investment advisor for its own account or for a bona fide advisory account over which the investment advisor has investment discretion;
     Through a broker, dealer or other financial intermediary which maintains a net asset value purchase program that enables the Funds to realize certain economies of scale;
     Through bank trust departments or trust companies on behalf of bona fide trust or fiduciary accounts by notifying the Distributor in advance of purchase; a bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value;
     By purchasers in connection with investments related
          to a bona fide medical savings account; or By an account established under a wrap fee or asset allocation program where the accountholder pays the sponsor an asset-based fee.

Waiver of Class C Initial Sales Charges

Class  C  shares may be offered without an  initial  sales
charge  to  an investor who buys through certain  external
organizations   or  broker-dealers  as   listed   in   the
Prospectus.   However, CDSC may apply if  the  shares  are
sold within 12 months of purchase. Additionally, no sales charge is imposed on shares that are (a) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a Fund is a party, (b) purchased by the reinvestment of loan repayments by participants in retirement plans, (c) purchased by the reinvestment of dividends or other distributions from a Fund, or (d) purchased and paid for with the proceeds of shares redeemed in the prior 60 days from a mutual fund on which an initial sales charge or contingent deferred sales charge was paid (other than a fund managed by the Advisor or any of its affiliates that is subject to the exchange privilege described below); the purchaser must certify to the Distributor at the time of purchase that the purchaser is a prior load investor.

Waivers of Contingent Deferred Sales Charge for Class B and Class C Shares

To  obtain  a  waiver  of  the contingent  deferred  sales
charge,  you  must  notify  the Transfer  Agent,  who  may
require  evidence of your qualification.   The  contingent
deferred sales charge will not apply to:

     Benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans.

     Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts to shareholders who have attained the age of 70
          (waiver applies only to amounts necessary to meet the required minimum amount). If Class B shares represent a part of a shareholder's total individual retirement account or 403(b) Plan investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relationship to the entire mandatory distribution as the Class B shares bear to the total investment account.

     Death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of the shareholder if such shares are redeemed within one year of death or determination of disability.

     Payments under a Systematic Withdrawal Plan ("SWP") not to exceed 10% of the account value per year.
          The 10% threshold will be calculated as of the date of the initial SWP payment, and re-calculated annually on the anniversary date thereof. Shares acquired from dividend and capital gain reinvestment are included in calculating the account value and the 10% threshold. If the total of such SWP payments within the twelve months subsequent to a calculation date exceeds the 10% threshold, then the entire SWP for the period shall be subject to the applicable sales load. To qualify for SWP treatment, an account must have a minimum value of $25,000 at inception of the Plan.

Net Asset Value

     Each Fund computes net asset value for each class of its shares once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time.
Trading in certain securities is substantially completed each day at various times prior to the close of regular trading on the NYSE. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving Day and Christmas Day. The
Trust may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

     The net asset value for each class of shares for each Fund is equal to the value of the Fund's net assets attributable to a class (the class's pro rata share of the value of the Fund's assets minus the class's pro rata share of the value of the Fund's liabilities) by the number of shares of that class outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are primarily traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official
Closing Price if one is available. Otherwise, over-the-counter securities are valued at the last quoted sales price, or lacking any sales, on the basis of the last quoted bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.


Dividends and Distributions

     Each Fund declares and pays dividends and distributions as described in the current Prospectus. If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.


Capital Structure

     Managers Trust II is a Massachusetts business trust.
Managers Trust II was organized under an Agreement and Declaration of Trust dated October 3, 1991 (under the name Smith Breeden Series Fund). A copy of the

Agreement, which is governed by Massachusetts law, is on file with the Secretary of the Commonwealth of Massachusetts.

     The Trustees have the authority to issue shares in an unlimited number of series of the Trust. Each Fund's shares may be further divided into classes. The assets and liabilities of each Fund will be separate and distinct. All shares when issued are fully paid, non-assessable and redeemable, and have equal voting, dividend and liquidation rights.

     Shareholders of the Funds of the Trust will vote together in electing the Trust's Trustees and in certain other matters. Shareholders should be aware that the outcome of the election of trustees and of certain other matters for their trust could be controlled by the shareholders of another fund. The shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of the trustees can elect 100% of the Trustees if they choose to do so.

     The Trust is not required to hold annual meetings of its shareholders. However, shareholders of the Trust have the right to call a meeting to take certain actions as provided in the Declaration of Trust. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider such actions, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials
(at the expense of the requesting shareholders).

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. This is not the case for a Massachusetts business corporation. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both (i) any liability was greater than each Fund's insurance coverage and (ii) each Fund itself was unable to meet its obligations.

CERTAIN TAX MATTERS

     The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

     EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN
TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES
OF AN INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND
APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER
TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR
OTHER TAX LAWS.  THIS DISCUSSION IS NOT INTENDED AS A
SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of Funds-in General

     The following discussion is a general summary of certain current federal income tax laws regarding the Funds and investors in the shares. Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) invest the Fund's assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least
50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund's total assets be invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses.

     If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as corporate dividends to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof.
Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

     If each Fund qualifies as a regulated investment company, it will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement.
To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each
Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Funds' Investments

     Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount.
Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under
Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

     Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In general, in the case of a debt security that has a fixed maturity date of more than one year from the date of issue and has market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because each Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     Options and Futures Transactions.  Certain of each
Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies;
(ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company

     Hedging Transactions. Each of the Funds intends to engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. For example, the tax treatment of futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S.
exchanges (including options on debt securities and options on futures contracts) will be governed by section
1256 of the Code. Absent a tax election for "mixed straddles" (described below), each such position held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out), and all resulting gain or loss will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions (currently, the 60% long-term portion will be treated as if held for more than 12 months). When a Fund holds an option or contract governed by section 1256 which substantially diminishes the Fund's risk of loss with respect to another position of its Portfolio not governed by section 1256 (as might occur in some hedging transactions), that combination of positions generally will be a "mixed straddle" that is subject to the straddles rules of section 1092 of the Code. The application of section 1092 might result in deferral of losses, adjustments in the holding periods of a Fund's securities and conversion of short-term capital losses into long-term capital losses. A Fund may make certain tax elections for its "mixed straddles" that could alter certain effects of section 1256 or section 1092.

     Tax Implications of Certain Investments. Certain of a Fund's investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

     The character of a Fund's taxable income will, in most cases, be determined on the basis of reports made to the Funds by the issuers of the securities in which they invest. The tax treatment of certain securities in which a Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of a Fund.

Federal Income Taxation of Shareholders

Distributions of net realized short-term capital gains by
the Fund to shareholders who are liable for federal income
taxes will generally be taxed as ordinary income to such
shareholders.  However, under the Jobs and Growth Tax
Relief Reconciliation Act of 2003 (effective for tax years
2003 through 2008) (the "Jobs and Growth Act"), ordinary
income distributions relating to dividend income received
by the Fund will generally constitute qualified dividend
income eligible for a maximum rate of 15% to individuals,
trusts and estates.  Under the Jobs and Growth Act if the
aggregate amount of qualified dividend income received by
the Fund during any taxable year is less than 95% of the
Fund's gross income (as specifically defined for that
purpose), such distributions will be eligible for a
maximum rate of 15% to individuals, trusts and estates
only if and to the extent designated by the Fund as
qualified dividend income.  The Fund may designate such
distributions as qualified dividend income only to the
extent the Fund itself has qualified dividend income for
the taxable year with respect to which such distributions
are made.   Qualified dividend income is generally
dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 120 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend
(the "holding period requirement"). In order to be eligible for the 15% maximum rate on distributions from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of the Fund may be required to be deferred in the event the shareholder acquires other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

     Dividends paid by each Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations.

     Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.



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


     Distributions by a Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution.
Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

Foreign Shareholders

     Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations.
Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

     In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the current rate of 30% for the calendar year 2003 from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of a Fund's shares unless an appropriate IRS Form W8-BEN or W8-IMY as appropriate is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

Foreign Taxes

     Each Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S.
issuer withheld by a foreign country at the source.  The
U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. If more than 50% of the value of a Fund's total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold a Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300
($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

Tax-Exempt Investors

     If a shareholder that is a benefit plan investor
(e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a
"Tax-Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income
("UBTI").  In that case, the UBTI portion of the Tax-
Exempt Investor's income from its investment in a Fund for the year generally would equal the total income from its investment in the Fund recognized by the Tax-Exempt
Investor in that year multiplied by the ratio of the Tax-
Exempt Investor's average acquisition debt balance to the average tax basis of its shares for the year. A Tax-
Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

State and Local Taxes

     Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in a Fund.

Other Taxation

     Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor either
Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS ABOUT
THE APPLICATION OF THE PROVISIONS OF FEDERAL, STATE,
LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE FUND
IN LIGHT OF THEIR PARTICULAR TAX SITUATIONS.

PERFORMANCE DATA

Managers Science & Technology Fund

The Fund commenced operations on March 31, 2004, after the reorganization of Conseco Science & Technology Fund (the
"Predecessor Science & Technology Fund") into the Fund.
The performance shown below reflects the historical performance of shares of Predecessor Science & Technology
Fund since its inception on July 1, 2000, prior to the Fund's commencement date. The performance shown for each class of the Fund on the following pages was determined based upon net assets as of Predecessor Science &
Technology Fund's fiscal year ended December 31, 2003.

Managers 20 Fund

The Fund commenced operations on March 31, 2004, after the reorganization of Conseco 20 Fund (the "Predecessor 20
Fund") into the Fund. The performance shown below reflects the historical performance of shares of Predecessor 20 Fund since its inception on January 1,
1998, prior to the Fund's commencement date. The performance shown for each class of the Fund on the following pages was determined based upon net assets as of Predecessor 20 Fund's fiscal year ended December 31, 2003.

Managers Mid-Cap Fund

The Fund commenced operations on March 31, 2004, after the reorganization of Conseco Equity Fund (the "Predecessor
Mid-Cap Fund") into the Fund. The performance shown below reflects the historical performance of shares of Predecessor Mid-Cap Fund since its inception on January 2,
1997, prior to the Fund's commencement date. The performance shown for each class of the Fund on the following pages was determined based upon net assets as of Predecessor Mid-Cap Fund's fiscal year ended December 31,
2003.

Managers Large-Cap Fund

The Fund commenced operations on March 31, 2004, after the reorganization of Conseco Large-Cap Fund (the "Predecessor
Large-Cap Fund") into the Fund. The performance shown below reflects the historical performance of shares of Predecessor Large-Cap Fund since its inception on July 1,
2000, prior to the Fund's commencement date. The performance shown for each class of the Fund on the following pages was determined based upon net assets as of Predecessor Large-Cap Fund's fiscal year ended December
31, 2003.

Managers Balanced Fund

The Fund commenced operations on March 31, 2004, after the reorganization of Conseco Balanced Fund (the "Predecessor
Balanced Fund") into the Fund. The performance shown below reflects the historical performance of shares of Predecessor Balanced Fund since its inception on January
2, 1997, prior to the Fund's commencement date.

The performance shown for each class of the Fund on the
following pages was determined based upon net assets as of
Predecessor Balanced Fund's fiscal year ended December 31,
2003

Managers Convertible Securities Fund

The Fund commenced operations on March 31, 2004, after the reorganization of Conseco Convertible Securities Fund (the
"Predecessor Convertible Securities Fund") into the Fund.
The performance shown below reflects the historical performance of shares of Predecessor Convertible
Securities Fund since its inception on September 28, 1998, prior to the Fund's commencement date. The performance shown for each class of the Fund on the following pages was determined based upon net assets as of Predecessor
Convertible Securities Fund's fiscal year ended December
31, 2003.

Managers High Yield Fund

The Fund commenced operations on March 31, 2004, after the reorganization of Conseco High Yield Fund (the
"Predecessor High Yield Fund") into the Fund. The performance shown below reflects the historical performance of shares of Predecessor High Yield Fund since its inception on January 2, 1998, prior to the Fund's commencement date. The performance shown for each class of the Fund on the following pages was determined based upon net assets as of Predecessor High Yield Fund's fiscal year ended December 31, 2003.

Managers Fixed Income Fund

The Fund commenced operations on March 31, 2004, after the reorganization of Conseco Fixed Income Fund (the
"Predecessor Fixed Income Fund") into the Fund. The performance shown below reflects the historical performance of shares of Predecessor Fixed Income Fund since its inception on January 2, 1997, prior to the Fund's commencement date. The performance shown for each class of the Fund on the following pages was determined based upon net assets as of Predecessor Fixed Income
Fund's fiscal year ended December 31, 2003.

Yield

     The Funds may advertise performance in terms of a 30-day yield quotation. Yield refers to income generated by an investment in the Fund during the previous 30-day (or one-month) period. The 30-day yield quotation is computed by dividing the net investment income per share on the last day of the period, according to the following formula:

Yield = 2[((a-b)/(cd) + 1)6 - 1]


In the above formula

a = dividends and interest earned during the period
b   =   expenses   accrued  for   the   period   (net   of
reimbursements)
c = average daily number of shares outstanding during the period that were entitled to receive dividends d = maximum offering price per share on the last day of the period

     The figure is then annualized. That is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. A Fund's yield figures are based on historical earnings and are not intended to indicate future performance.

Average Yield Based on the 30-Day Period Ended December
31, 2003



       Fund         	Class A   	Class B    	Class C    	Class Y
                     	Shares    	Shares     	Shares     	Shares

Managers High Yield Fund  7.48%		7.46%		7.37%		8.55%

Managers Fixed
Income Fund    		  4.57%		4.32%		4.25%		5.32%


Average Annual Total Return

     The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                       P (1 + T) n = ERV

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return
n = number of years
ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

     The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the current Prospectus on the reinvestment dates during the period.

The  total return for Class B and Class C shares  of  each
Fund   will   assume  the  maximum  applicable  contingent
deferred  sales charge is deducted at the  times,  in  the
amounts,  and  under  the terms disclosed  in  the  Fund's
Prospectus.   The cumulative total return  will  be  based
upon a stated period and will be computed by dividing the ending redeemable value (i.e., after deduction of any applicable sales charges) of a hypothetical investment by the value of the initial investment (assuming reinvestment of all distributions).
Each investment performance figure will be carried to the nearest hundredth of one percent.

                   Average Annual Total Returns
                Periods Ended December 31, 2003



Fund				One Year	Five Years	Period from Inception


Managers Science & Technology*
Class A (07/01/00)		52.52%		N/A		-36.84%
Class B (07/01/00)		60.77%		N/A		-36.03%
Class C (07/01/00)		59.31%		N/A		-36.12%
Class Y (07/01/00)		63.16%		N/A		-35.34%

Managers 20*
Class A (01/01/98)    		47.31%		-11.04%		-5.48%
Class B (02/18/98)		55.46%		-10.43%		-6.99%
Class C (03/10/98)		52.79%		-10.61%		-8.01%
Class Y (04/06/98)		56.94%		-9.49%		-7.89%

Managers Mid-Cap*
Class A (01/02/97)		28.86%		10.23%		12.80%
Class B (01/28/98)		36.15%		11.05%		11.89%
Class C (02/19/98)		33.83%		10.89%		10.49%
Class Y (01/02/97)		37.51%		12.16%		14.36%





Managers Large-Cap*
Class A (07/01/00)		18.74%		N/A		-14.93%
Class B (07/01/00)		25.21%		n/a		-13.94%
Class C (07/01/00)		23.12%		n/a		-14.14%
Class Y (07/01/00)		26.50%		n/a		-13.12%

Managers Balanced*
Class A (01/02/97)		16.68%		5.87%		8.34%
Class B (02/10/98)		23.42%		6.64%		6.79%
Class C (02/13/98)		21.10%		6.41%		6.50%
Class Y (01/02/97)		24.51%		7.67%		9.81%

Managers Convertible Securities*
Class A (09/28/98)		20.73%		6.08%		7.91%
Class B (09/28/98)		27.46%		6.80%		8.57%
Class C (09/28/98)		25.16%		6.62%		8.39%
Class Y (09/28/98)		28.73%		7.90%		9.69%

Managers High Yield*
Class A (01/01/98)		22.30%		4.89%		5.17%
Class B (02/19/98)		29.01%		5.61%		4.96%
Class C (02/19/98)		26.78%		5.43%		4.76%
Class Y (03/02/98)		30.30%		6.74%		5.99%

Managers Fixed Income*
Class A (01/02/97)		5.12%		5.72%		6.40%
Class B (03/20/98)		10.09%		6.35%		6.36%
Class C (03/05/98)		8.03%		6.17%		6.41%
Class Y (01/02/97)		11.17%		7.41%		7.80%





*Performance shown is that of the applicable
Predecessor Fund.

After Tax and Cumulative Returns

Average Annual Total Return (after taxes on distributions). Each Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund have been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVD

In the above formula, P = a hypothetical initial payment of $1,000

T     =    average annual total return (after taxes  on
distributions)
n    =    number of years
ATVD =    ending value of a hypothetical $1,000 payment
     made at the beginning of the 1-, 5-, or 10-year
           periods at the end of the 1-, 5-, or 10-year
     periods  (or fractional portion), after  taxes  on
     fund
            distributions  but  not  after   taxes   on
     redemption

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, qualified dividend income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g.
the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return
(after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes);
the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Return (after taxes on distributions and redemptions). Each Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVDR

In the above formula, P = a hypothetical initial payment of $1,000

T     =    average annual total return (after taxes  on
distributions and redemption)
n    =    number of years
ATVDR      =     ending value of a hypothetical  $1,000
     payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

               After-Tax Average Annual Total Return
                  Periods Ended December 31, 2003



Fund				One Year	Five Years	Period from Inception

Managers Science & Technology*
Class A Return Before Taxes  	52.52%		n/a		-36.84%
(07/01/00)
Class A Return After Taxes	52.52%		n/a		-36.84%
on Distributions
Class A Return After Taxes on 	34.14%		n/a		-27.17
Distributions and Sale of
Fund Shares

Managers 20*
Class A Return Before Taxes  	47.31%		-11.04%		-5.48%
(01/01/98)
Class A Return After Taxes	47.31%		-12.98%		-7.20%
on Distributions
Class A Return After Taxes on 	30.75%		-9.51%		-5.01%
Distributions and Sale of
Fund Shares




Fund				One Year	Five Years	Period from Inception


Managers Mid-Cap*		28.86%		10.23%		12.80%
Class A Return Before Taxes
(01/02/97)
Class A Return After Taxes	28.86%		4.92%		8.12%
on Distributions
Class A Return After Taxes on 	18.76%		5.48%		8.18%
Distributions and Sale of
Fund Shares

Managers Large-Cap* 		18.74%		n/a		-14.93%
Class A Return Before Taxes
(07/01/00)
Class A Return After Taxes	18.74%		n/a		-14.93%
on Distributions
Class A Return After Taxes on 	12.18%		n/a		-12.26%
Distributions and Sale of
Fund Shares

Managers Balanced*		16.68%		5.87%		8.34%
Class A Return Before Taxes
(01/02/97)
Class A Return After Taxes	15.98%		2.39%		5.08%
on Distributions
Class A Return After Taxes on 	11.05%		2.88%		5.16%
Distributions and Sale of
Fund Shares

Managers Convertible Securities* 20.73%		6.08%		7.91%
Class A Return Before Taxes
(09/28/98)
Class A Return After Taxes	19.05%		3.57%		5.39%
on Distributions
Class A Return After Taxes on 	13.36%		3.80%		5.40%
Distributions and Sale of
Fund Shares

Managers High Yield* 		22.30%		4.89%		5.17%
Class A Return Before Taxes
(01/01/98)
Class A Return After Taxes	18.84%		1.22%		1.66%
on Distributions
Class A Return After Taxes on	14.27%		1.77%		2.12%
Distributions and Sale of
Fund Shares

Managers Fixed Income*		5.12%		5.72%		6.40%
Class A Return Before Taxes
(01/02/97)
Class A Return After Taxes	3.23%		3.34%		3.89%
on Distributions
Class A Return After Taxes on 	3.28%		3.36%		3.85%
Distributions and Sale of
Fund Shares





*Performance   shown   is  that   of   the   applicable
Predecessor Fund.

After-tax  returns are calculated using the  historical
highest  individual federal marginal income  tax  rates
and do not reflect the impact of state and local taxes.
Actual  after-tax returns depend on an  investor's  tax
situation  and may differ from those shown, and  after-
tax  returns  shown are not relevant to  investors  who
hold    their    fund   shares   through   tax-deferred
arrangements,  such  as  401(k)  plans  or   individual
retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.


The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, qualified dividend income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g.
the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return
(after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, long-term capital gain rate for qualified dividend income, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes);
the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds.
The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return
(after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Cumulative Total Return. Each Fund may also advertise cumulative total return (the actual change in value of an investment in a Fund assuming reinvestment of dividends and capital gains).

Additional Information

     This Statement of Additional Information and the
Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Trust's Registration Statement, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

     Statements contained in the Statement of Additional Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Trust's Registration
Statement. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor.
The Prospectus and this Statement of Additional
Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.


Additional Information for Institutional Investors

     As  the investments permitted to the Funds include
mortgage  securities issued or guaranteed by  the  U.S.
Government  or its agencies and instrumentalities,  the
shares  of  either  the High Yield Fund  or  the  Fixed
Income Fund may be eligible for investment by federally
chartered  credit unions, federally chartered  thrifts,
and  national  banks. Either of  the  Funds  may  be  a
permissible  investment  for  certain  state  chartered
institutions  as  well,  including  state   and   local
government authorities and agencies. Any financial institution or agency considering an investment in either of the Funds should refer to the applicable laws and regulations governing its operations in order to determine if a Fund is a permissible investment.

                       FINANCIAL STATEMENTS

Documents  incorporated  by  reference  to  the  Annual
Report of Conseco Fund Group (audited):

     Schedule  of Portfolio Investments as of  December
31, 2003

     Statement  of  Operations  for  the  period  ended
December 31, 2003

     Statement of Assets and Liabilities as of December
31, 2003

     Statements of Changes in Net Assets for the periods ended December 31, 2003 and December 31, 2002

     Financial Highlights for each of the periods indicated

     Report of Independent Auditors

The  portions  of  such  Annual  Report  that  are  not
specifically  listed  above  are  not  incorporated  by
reference    into   this   Statement   of    Additional
Information.

      DESCRIPTION  OF  BOND RATINGS  ASSIGNED BY
STANDARD & POOR'S AND MOODY'S INVESTORS SERVICE, INC.


                         STANDARD & POOR'S


                              AAA

     An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                               AA

     An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                               A

     An   obligation   rated  `A'  is   somewhat   more
susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                               BBB

     An   obligation  rated  `BBB'  exhibits   adequate
protection   parameters.  However,   adverse   economic
conditions  or changing circumstances are  more  likely
to  lead to a weakened capacity of the obligor to  meet
its    financial   commitment   on   the    obligation.
Obligations  rated `BB', `B' `CCC', `CC', and  `C'  are
regarded     as    having    significant    speculative
characteristics.  `BB' indicates the  least  degree  of
speculation   and   `C'   the   highest.   While   such
obligations   will   likely  have  some   quality   and
protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                               BB
     An  obligation  rated `BB' is less  vulnerable  to
nonpayment  than other speculative issues. However,  it
faces  major  ongoing  uncertainties  or  exposure   to
adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                                B
     An  obligation  rated `BB' is more  vulnerable  to
nonpayment than obligations rated `BB' but the  obligor
currently  has  the  capacity  to  meet  its  financial
commitment   on   the  obligation.  Adverse   business,
financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                              CCC
     An obligation rated `CCC' is currently vulnerable
     to nonpayment, and is dependent upon favorable
business,  financial, and economic conditions  for  the
obligor  to  meet  its  financial  commitment  on   the
obligation.   In   the  event  of   adverse   business,
financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
                               CC

     An obligation rated `CC' is currently highly vulnerable to nonpayment.

                               C
     The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

                               D
     An  obligation  rated `D' is in  payment  default.
The  `D'  rating category is used when payments  on  an
obligation  are not made on the date due  even  if  the
applicable   grace  period  has  not  expired,   unless
Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                P

     The   letter  p  indicates  that  the  rating   is
provisional.   A   provisional   rating   assumes   the
successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.


                                L

     The  letter  L indicates that the rating  pertains
to  the  principal amount of those bonds to the  extent
that  the  underlying deposit collateral  is  federally
insured, and interest is adequately collateralized.  In
the  case  of  certificates of deposit,  the  letter  L
indicates   that  the  deposit,  combined  with   other
deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

                                *

     Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows

                                r

     The   r  is  attached  to  highlight  derivatives,
hybrids  and certain other obligations that Standard  &
Poor's believes may experience high volatility or  high
variability  in  expected  returns  as  a   result   of
noncredit  risks.  Examples  of  such  obligations  are
securities  whose  principal  or  interest  return   is
indexed  to equities, commodities or other instruments.
The absence of an 'r' symbol should not be taken as  an
indication   that   an  obligation  will   exhibit   no
volatility or variability in total return.

                               N.R.
     Not Rated.

     Plus  (+) or Minus (-): The ratings from  "AA"  to
"CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


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           MOODY'S INVESTORS SERVICE, INC.



                               Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                               Aa
     Bonds which are rated Aa are judged to be of high
quality by all standards. Together with the Aaa  group
they  comprise what are generally known as  high-grade
bonds.  They  are  rated lower  than  the  best  bonds
because  margins of protection may not be as large  as
in   Aaa   securities  or  fluctuation  of  protective
elements may be of greater amplitude or there  may  be
other  elements present which make the long-term  risk
appear somewhat larger than in Aaa securities.
                               A
     Bonds  which  are rated A possess many  favorable
investment  attributes and are  to  be  considered  as
upper-medium-grade   obligations.    Factors    giving
security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                               Baa
     Bonds  which  are  rated Baa  are  considered  as
medium-grade  obligations  (i.e.,  they  are   neither
highly   protected   nor  poorly  secured).   Interest
payments  and  principal security appear adequate  for
the  present  but certain protective elements  may  be
lacking  or may be characteristically unreliable  over
any  great length of time. Such bonds lack outstanding
investment   characteristics   and   in   fact    have
speculative characteristics as well.

                               Ba

     Bonds  which  are  rated Ba are  judged  to  have
speculative   elements;   their   future   cannot   be
considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                B

     Bonds   which   are   rated  B   generally   lack
characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                               Caa
     Bonds  which are rated Caa are of poor  standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                               Ca
     Bonds  which  are rated Ca represent  obligations
which  are  speculative in a high degree. Such  issues
are   often   in   default  or   have   other   marked
shortcomings.

                               C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


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Appendix A
                    Conseco Capital Management, Inc.

                    PROXY VOTING POLICIES AND PROCEDURES

     Conseco Capital Management, Inc. (the "Adviser") has adopted these policies and procedures in accordance with Rule 206(4) - 6 under the Investment Advisers Act of 1940
(the "Advisers Act"). These policies and procedures are designed to ensure that the Adviser is administering proxy voting matters in a manner consistent with the best interests of its clients and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.


1.   GENERAL STATEMENT OF POLICY

     The Adviser considers the proxy vote to be an asset of the client portfolio holding the security to which the proxy relates and for which the Adviser has voting authority. The Adviser's authority to vote proxies is established by the investment management agreement with the client. In the case of Subadvisory investment management agreements proxy voting, authority is delegated to the sub - advisor.

     The Adviser seeks to discharge its fiduciary duty to clients for whom it has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of its clients. The Adviser evaluates all proxy proposals on an individual basis. Subject to its contractual obligations, there may be times when refraining from voting a proxy is in a client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client.

     The Adviser typically is neither an activist in corporate governance nor an automatic supporter of management on all proxy proposals.

2.   PROXY VOTING COMMITTEE; PROXY VOTING GUIDELINES

     The Adviser has established a Proxy Voting Committee.
The member or members of the Committee are appointed by the Board of Directors of the Adviser from time to time and are listed on Schedule A. The Proxy Voting Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy
Voting Committee constitutes a quorum for the transaction of business. The Committee will maintain appropriate records of meetings and actions of the Proxy Voting
Committee.

     The Proxy Voting Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser's clients, including developing, authorizing, implementing, and updating the Adviser's proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Voting Committee typically reviews reports on the Adviser's proxy voting activity at least annually and as necessary to fulfill its responsibilities. The Proxy Voting Committee reports to the Adviser's Board or Directors at least annually regarding the administration of these policies and procedures and any changes deemed appropriate.

          The Proxy Voting Committee has developed a set of criteria for evaluating proxy issues.
These criteria and general voting guidelines are set forth in the adviser' s Proxy Voting Guidelines (the
"Guidelines"), a copy of which is attached hereto as
Exhibit 1. The Proxy Voting Committee may amend or supplement the Guidelines from time to time. All
Guidelines are to be applied generally and not absolutely, such that the Adviser's evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

3.   PROXY VOTING PROCEDURE


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The Adviser establishes with respect to each client
account whether the client retains the power to vote proxies or has delegated the responsibility for proxy voting to the Adviser. In every case where a client has delegated responsibility for voting proxies to the Adviser, the Adviser tracks the occurrence of shareholder meetings, and obtains and evaluates the proxy information provided by the companies whose shares are being voted.

Prior to a proxy voting deadline, the Adviser will make a determination as to how to vote each proxy proposal based on the proposal and the Guidelines. In evaluating a proxy proposal, the Adviser may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. The
Adviser may determine that the cost of voting a proxy exceeds the expected benefit to the client. For example, calling back securities that have been loaned in order to exercise voting rights could cause a client to forego income that otherwise would have been earned had the Adviser not sought to exercise voting rights with respect to those securities.

The Adviser is responsible for submitting, or arranging the submission of, the proxy votes to the shareholders meetings in a timely manner.

4.   CONFLICTS OF INTEREST

The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

     A.   Identifying Conflicts of Interest

For purposes of identifying conflicts under these procedures, the Adviser will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by the Adviser's employees, and other information actually known.

The Proxy Voting Committee may determine that the Adviser has a conflict of interest as a result of the following:

          1.  Significant  Business  Relationships  -  The
     Proxy Voting Committee will consider whether the matter involves an issuer or proponent with which the Adviser has a significant business relationship. The
     Adviser has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a "significant business relationship" is one that might create an incentive for the Adviser to vote in favor of management.

          2.  Significant Personal or Family Relationships
     -  The  Proxy Voting Committee will consider  whether
     the matter involves an issuer proponent or individual
     with which an employee of the Adviser who is involved
     in  the  proxy voting process may have a  significant
     personal  or family relationship. For this purpose  a
     "significant personal or family relationship" is  one
     that would be reasonably likely to influence how  the
     Adviser votes the proxy. Employees of the Adviser who
     are  involved  in  the  proxy voting  process  (e.g.,
     analysts,  portfolio managers, Proxy Voting Committee
     members,   senior  management,  as  applicable)   are
     required to disclose to the Proxy Voting Committee any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter.

          3.  Contact with Proxy Voting Committee Members
     - If an employee of the Adviser not involved in the proxy voting process contacts any Proxy Voting
     Committee member for the purpose of influencing how a proxy is to be voted, the member will immediately contact the Adviser's Compliance Officer who will determine: (i) whether to treat the proxy in question as one involving a


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	material conflict of interest; and
     (ii) if so whether the member of the Proxy Voting
     Committee who, was contacted should recuse himself or herself from all further matters regarding the proxy.

     B.   Determining Whether a Conflict is Material

     In the event that the Proxy Voting Committee determines that the Adviser has a conflict of interest with respect to a proxy proposal, the Proxv Voting
Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Voting Committee may determine on a case-by-case basis that a particulir proposal does not involve a material conflict of interest. To make this determination, the Proxy Voting
Committee must conclude that the proposal is not directly related to the Adviser's conflict with the issuer. If the Proxy Voting Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

     C.   Voting Proxies Involving a Material Conflict

     In the event that the Proxy Voting Committee determines that the Adviser has a material conflict of interest with respect to a proxy proposal, the Adviser will vote on the proposal in accordance with the determination of the Proxy Voting Committee.
Alternatively, prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Adviser will vote on the proposal
(or otherwise obtain instructions from the client as to how the proxy should be voted).

     The Adviser may not address a material conflict of interest by simply abstaining from voting.

     The  Proxy Voting Committee shall document the manner
in which proxies involving a material conflict of interest
have been voted as well as the basis for any determination
that  the  Adviser  does not have a material  conflict  of
interest   in   respect  of  a  particular  matter.   Such
documentation shall be maintained with the records of the Proxy Voting Committee.

5.   DISCLOSURE

     In accordance with the Advisers Act, the Adviser reports to its clients regarding the manner in which their proxies are voted. It is the Adviser's general policy not to disclose to any issuer or third patty how it has voted client proxies, except as otherwise required by law.

6.   RECORD RETENTION

     The Adviser maintains the books and records required by Rule 204-2(c)(2) under the Advisers Act in the manner and for the periods required.


Attachments

     Schedule A - Members of the Proxy Voting Committee

     Exhibit I - Conseco Capital Management, Inc. - Proxy
     Voting Guidelines




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                               EXHIBIT 1

                      Proxy Voting Guidelines







 1.   Routine Items:

     Will generally  vote  FOR the election  of  directors
          (where   no  corporate  governance  issues   are
          implicated).
     Will generally  vote FOR an independent  chairman  of
          the board.
     Will generally  vote AGAINST shareholder  resolutions
          to limit the tenure of directors.
     Will generally  vote  FOR the section of  independent
          auditors.
     Will generally    vote    FOR   increases    in    or
          reclassification of common stock.
     Will generally vote FOR management recommendations on
          indemnifications  and liability  limitation  for
          officers and directors.
     Will generally vote AGAINST shareholder proposals  to
          limit indemnification and liability limitations.
     Will generally  vote  FOR changes  in  the  board  of
          directors (where no corporate governance  issues
          are implicated).
     Will generally    vote    FOR    outside     director
          compensation.
     Will generally vote AGAINST expending options.

 2.   Non-Routine:

     Will generally   vote  FOR  shareholder   resolutions
          requesting the adoption of confidential voting.
     Will generally vote AGAINST management resolutions to
          implement fair price procedures.
     Will generally  vote AGAINST management proposals  to
          introduce  several classes of voting stock  with
          unequal voting rights.
     Will generally  vote AGAINST management proposals  to
          institute supermajority rules.
     Will generally vote FOR a proposed reverse split of a
          company's common stock.
     Will generally vote FOR shareholder proposals that  a
          company   opt   out  of  various   anti-takeover
          statues.


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Chicago Equity Partners

Adopted/Revised: August 1, 2003

         PROXY VOTING POLICIES AND PROCEDURES

A.   POLICY

Chicago Equity Partners (the "Adviser") acts as discretionary investment adviser to high net worth individuals and institutional accounts. Our policy is to exercise voting authority with respect to client securities only if a client has authorized us to exercise such discretion pursuant to the client's advisory contract.

Our policy is to vote proxies in the best interests of clients. In pursuing this policy, we vote in a manner that is intended to maximize the value of client assets. The
Investment Committee of the firm has delegated authority for proxy voting to a Proxy Committee, comprised of three members. The Investment Committee has designated the Director of Compliance as the Chairman of the Proxy
Committee. Additional members will include a representative of the Equity Research unit and a representative of the Client Service unit. The Proxy
Committee has the responsibility for developing and maintaining voting guidelines. In developing the voting guidelines the Proxy Committee relies on proxy research services (e.g. Institutional Shareholder Service, IRRC) as well as public information made available by established proponents of responsible proxy voting (e.g. the Council of Institutional Investors, TIA-CREF, Calpers, AFL-CIO).
The guidelines reflect voting positions that are in the economic interest of the clients of Chicago Equity
Partners and in keeping with Chicago Equity Partners' role as a fiduciary, as defined by both the Advisers Act and ERISA. Where a voting guideline for a particular proxy proposal does not exist, Chicago Equity Partners will generally vote in accordance with the recommendation made by the proxy research service to which the firm subscribes.

The procedures and guidelines described below are intended to implement this proxy voting policy.

B.  PROCEDURES

     1. The Chairman of the Proxy Committee will appoint a Voting Coordinator who is responsible for monitoring corporate actions and ensuring that (i) proxies are received and forwarded to a proxy voting agent employed by the firm; and (ii) proxies are voted in a timely manner upon receipt of voting instructions from the proxy research service vendor. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

     2.The Chairman of the Proxy Committee shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and
       (iii) material personal and family relationships.

     3.Proxy voting decisions will be determined by the
       Voting Coordinator. The Voting Coordinator will vote the proxies in accordance with the standard voting positions or for non-routine issues
       with the recommendation of the proxy research service. Where     the
       proxy proposal involves mergers, acquisitions and corporate restructurings the voting decision will be made by the firm's equity analyst responsible for the company. The Proxy Committee may choose to vote in a manner that differs from the voting guidelines or the recommendation made by the proxy research service. In such case the reason for the deviation will be noted in the minutes of the Proxy Committee and reviewed by the Investment Committee.

     4.The Proxy Committee may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting The decision not to vote on a particular proposal will be noted in the minutes of the Proxy Committee and reviewed by the Investment Committee.


C.  VOTING GUIDELINES



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The following guidelines will be used for each of the
following four categories of issues:

Routine Proposals

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

            *    Approval of auditors
            *    Election of directors
            *    Indemnification provisions for directors
            *    Liability limitations of directors
            *    Name changes
            *    General updating/corrective amendment to charter

Non-Routine Proposals

Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder's investment. We will review each issue in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the economic interest of advisory accounts. Non-routine matters include:

            *    Mergers and acquisitions
            *    Restructuring
            *    Re-incorporation
            *    Changes in capitalization
            *    Increase in number of directors
            *    Increase in preferred stock
            *    Increase in common stock
            *    Stock option plans

Corporate Governance Proposals
We will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category include:

            *    Poison pills
            *    Golden parachutes
            *    Greenmail
            *    Supermajority voting
            *    Dual class voting
            *    Classified boards

Shareholder Proposals

Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. We will review each issue on a case-by-case basis in order to determine the position that best represents the financial interest of the account.
Shareholder matters include:

       *    Annual election of directors
       *    Anti-poison pill
       *    Anti-greenmail
       *    Confidential voting
       *    Cumulative voting

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D.   CONFLICTS OF INTEREST

The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

 * A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the company's Board.

 * An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the company.

 * The company is a client of the firm (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm's revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.


This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Chief Compliance Officer.

If a material conflict is identified, proxies will be voted for that company in the following manner:

* If our Voting Guidelines indicate a vote "For" or "Against" a specific issue, we will vote in accordance with such predetermined guidelines.

 * If the Voting Guidelines do not cover an issue or indicate a "case by case" analysis, we will follow the voting recommendation of our proxy research service.

 * If the proxy research service does not cover an issue, we will either seek the consent of clients or the written recommendation of an independent third party.

E.   RECORDKEEPING

     The firm's Proxy Voting Agent is responsible for maintaining the following records on behalf of the firm:

   * proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission's (the "SEC") EDGAR system if the company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

   *    records of votes cast;

   *    Research and analysis regarding voting recommendations made;

     The firm's Proxy Voting Coordinator is responsible for maintaining the following records:

  *    records of client requests for voting information; and

  * any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

F.   DISCLOSURE

     The   Adviser   will  describe  these  Policies   and
Procedures in an attachment to Part II of its Form ADV and indicate that these Policies and Procedures are available to clients upon request. The Adviser will also advise clients in the attachment how a client may obtain information on how the Adviser voted with respect to that client's securities. The


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Adviser will  send  the  initial summary  of  these Policies and Procedures and the other information described in this Section to existing clients by separate notice.

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Oak Associates, Ltd.


     Proxy Voting Procedures and Policies

I.   INTRODUCTION

Proxy voting is an important right of the shareholders. When Oak Associates, Ltd. has discretion to vote the proxies of its clients, two principles guide the voting: advancing the economic interests of our clients and protecting their rights as beneficial owners of the corporation in whose securities we invest.

The client relationships in which Oak will vote the proxies include:

         Employee benefit plans and other clients
          subject to ERISA.
         Plans and other institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to Oak
          Associates, ltd.
         The registered investment companies ("Oak
     Associates Funds") advised by Oak Associates, ltd.
         Wrap fee programs that have delegated
     proxy-voting responsibility to Oak Associates, ltd.

For those advisory clients who have retained proxy-voting responsibility, Oak Associates, ltd. has no authority and will not vote any proxies for those client portfolios. Generally, the clients that have retained proxy-voting responsibility are individuals and their related accounts.

This document summarizes our voting policies on both management and shareholder proposals. Our policies cover the issues that we most frequently encounter.


II.  ROLE OF INVESTMENT COMMITTEE

1. The Investment Committee, which is the committee consisting of all the Portfolio Managers, Research Analysts and the Compliance Officer, is designated as the Firm's policy-making body with respect to proxy voting.

2.   The Investment Committee determines the Statement of
     Policy, which is set forth as Section IV of this policy.

3. The Investment Committee shall determine how to vote proxies with respect to issues that are not indicated by the Statement of Policy.

4. The Investment Cornmittee will delegate decisions with respect to specific proxy issues to one of the Portfolio
     Managers or Research Analysts who is most familiar with the issuer and its business.

5. The Investment Committee may determine to vote proxies in a manner that differs from the Statement of Policy if the Investment Committee believes that not voting in accordance with the Investment Policy is in the best interest of the client.

III. PROXY VOTING PROCEDURES

1. Oak Associates, ltd. has retained a third party, Institutional Shareholder Services (ISS), to assist it in coordinating and voting proxies with respect to client securities. Oak's Compliance Officer shall monitor ISS to assure that all proxies are being properly voted and appropriate records are being retained.

2. All proxies received by Oak Associates, ltd. will be sent to ISS to coordinate and vote proxies. ISS will:


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     A.   Keep a record of each proxy received;

     B. Determine which accounts managed by Oak Associates, ltd. hold the security to which the proxy relates;

     C. Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which Oak must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

3. The Compliance Officer will identify any conflicts that exist between the interests of Oak and its clients. This examination will include a review of the relationship of Oak with the issuer of each security to determine if the issuer is a client of Oak or has some other relationship with Oak.


IV.  STATEMENT OF POLICY

     Oak Associates, ltd. believes that voting proxies in accordance with the following policies is in the best interest of the separate account clients and mutual fund shareholders.

     For Taft Hartley clients, Oak will vote those proxies in accordance with the recommendations made by Institutional Shareholder Services (ISS)
     Proxy Voter Services (PVS) unless Oak is directed by the Taft Hartley client not to use the ISS services. PVS is dedicated to voting proxies for Taft Hartley plans.

     1.   Routine Items:

 * Oak will generally vote FOR the election of directors (where no corporate governance issues are implicated).
* Oak will generally vote FOR an independent chairman of the board.
 * Oak will generally vote AGAINST shareholder resolutions to limit the tenure of directors.
 * Oak will generally vote FOR the selection of independent auditors.
* Oak will generally vote FOR increases in or reclassification of common stock.
 * Oak will generally vote FOR management recommendations on indemnification and liability limitations for officers and directors.
 * Oak will generally vote AGAINST shareholder proposals to limit indemnification and liability limitations.
* Oak will generally vote FOR changes in the board of directors (where no corporate governance issues are implicated).
*    Oak will generally vote FOR outside director compensation.
*    Oak will generally vote AGAINST expensing options.

     2.   Non-Routine:

         * Oak will generally vote FOR shareholder resolutions requesting the adoption of confidential voting.
         * Oak will generally vote AGAINST management resolutions to implement fair price procedures.
         * Oak will generally vote AGAINST management proposals to introduce several classes of voting stock with unequal voting rights.
         * Oak will generality vote AGAINST management proposals to institute supermajority rules.

         * Oak will generally vote FOR a proposed reverse split of a company's common stock.
         * Oak will generally vote FOR shareholder proposals that a company opt out of various anti-takeover statues.


     3.   General Voting Policy

     If  the  proxy  includes  a  Routine  Item  that
     implicates  corporate governance  changes  or  a
     Non-Routine   Item  where  no  specific   policy
     applies, then the Investment Committee will review the proxy and determine how the proxies should be voted on a case-by-case basis.

     Oak Associates, ltd. also seeks to avoid any conflicts that may arise in the review and voting of client proxies. In the event any Potential or Actual Conflict of Interest may arise, Oak will disclose the circumstances of any such conflict to client(s) and in most cases either forward the proxy materials to the client to vote, vote according to ISS recommendations or take such other action as may be appropriate under the particular circumstances.

V.   DISCLOSURE

     Oak Associates, ltd. will make available these policies and procedures on the Oak Associates, ltd. website at www.oakassociates.com.

     Oak  Associates,  ltd. will disclose  a  concise
     summary   of   the  firm's  proxy   policy   and
     procedures and indicate in its Form ADV Part  11
     that clients may contact Client Services via  e-
     mail   or  by  telephone  in  order  to   obtain
     information  on  how  Oak  voted  such  client's
     proxies,   and  to  request  a  copy  of   these
     procedures  and policies. If a separate  account
     client   requests   this   information,   Client
     Services will prepare a written response to  the
     client  that lists, with respect to  each  voted
     proxy  that  the client has inquired about,  (1)
     the name of the issuer; (2) the proposal voted upon; and (3) how Oak voted the client's proxy.

     Our   Form  ADV  disclosures  will  be   amended
     whenever  these  procedures  and  policies   are
     updated.

VI.  RECORDKEEPING

     The     Compliance    Officer    has     overall
     responsibility for maintaining files and records regarding Oak Associates, ltd. proxy policies and practices in an appropriate manner and for the required period, i.e. two years on-site in Oak Associates, ltd. offices and at least an additional three years off-site in secure and accessible facilities. The firm's recordkeeping, procedures include the following:

       * Oak Associates, ltd. maintains relevant records, in paper or electronic format, i.e., internally and EDGAR, including proxy statements, related research materials, proxy ballots and votes, on an issuer and client basis.

       * Oak Associates, ltd. also maintains an annual file of records of any written client requests for proxy voting information for their portfolio securities and provides information to clients as requested.

=====================================================================




                 PART C.  OTHER INFORMATION
		----------------------------
Item 23.  	Exhibits.
--------	---------
 (a)       	Amended and Restated Declaration of Trust
 		dated June 1, 1992.  (i)
 (b)       	By-Laws dated October 3, 1991.  (i)
 (c)       	Not Applicable.
 (d)(i)  	Fund Management Agreement between The
          	Managers Funds LLC and Managers Trust II
          	dated August 1, 2000.  (ii)
 (d)(ii) 	Sub-Advisory Agreement between The Managers
          	Funds LLC and Smith Breeden Associates, Inc.
          	dated August 1, 2000.  (ii)
 (d)(iii)	Form of Letter Agreement to Fund Management
          	Agreement between The Managers Funds LLC and
          	Managers Trust II with respect to Total
          	Return Bond Fund.  (v)
 (d)(iv) 	Form of Sub-Advisory Agreement between The
          	Managers Funds LLC and Merganser Capital
          	Management LP with respect to Total Return
          	Bond Fund. (v)
 (d)(v)  	Form of Investment Advisory Agreement for
          	Managers Science & Technology Fund, Managers
          	20 Fund, Managers Mid-Cap Fund, Managers
          	Large-Cap Fund, Managers Balanced Fund,
          	Managers Convertible Securities Fund,
         	Managers High Yield Fund and Managers Fixed
          	Income Fund.  (vi)
 (d)(vi) 	Form of Investment Subadvisory Agreement for
          	Managers Science & Technology Fund.  (vi)
 (d)(vii)	Form of Investment Subadvisory Agreement for
          	Managers 20 Fund.  (vi)
 (d)(viii)    	Form of Investment Subadvisory Agreement
          	for Managers Mid-Cap Fund.  (vi)
 (d)(ix) 	Form of Investment Subadvisory Agreement for
          	Managers Large-Cap Fund.  (vi)
 (d)(x)  	Form of Investment Subadvisory Agreement for
          	Managers Balanced Fund.  (vi)
 (d)(xi) 	Form of Investment Subadvisory Agreement for
          	Managers Convertible Securities Fund.  (vi)
 (d)(xii)	Form of Investment Subadvisory Agreement for
          	Managers High Yield Fund.  (vi)
 (d)(xiii)    	Form of Investment Subadvisory Agreement
          	for Managers Fixed Income Fund.  (vi)
 (e)(i)  	Form of Distribution Agreement between
          	Managers Distributors, Inc. and Managers
          	Trust II.  (iii)
 (e)(ii) 	Form of Letter Agreement to the Distribution
          	Agreement between Managers Trust II and
          	Managers Distributors, Inc. with respect to
          	Total Return Bond Fund.  (v)
 (e)(iii)	Form of Distribution Agreement between
          	Managers Distributors, Inc. and Managers
          	Trust II with respect to Managers Science &
          	Technology Fund, Managers 20 Fund, Managers
          	Mid-Cap Fund, Managers Large-Cap Fund,
          	Managers Balanced Fund, Managers Convertible
          	Securities Fund, Managers High Yield Fund and
          	Managers Fixed Income Fund.  (vi)
 (f)       	Not Applicable.
 (g)     	Custodian Contract between The Bank of New
          	York and Managers Trust II dated June 25,
          	2002.  (v)
 (h)(i)  	Administration   and   Shareholder   Servicing
          	Agreement.  (ii)
 (h)(ii) 	Transfer Agency and Service Agreement  between
         	Managers  Trust II and State Street  Bank  and
         	Trust Company dated August 1, 2000.  (ii)
 (h)(iii)	Form   of   Administration   and   Shareholder
         	Servicing   Agreement  between  The   Managers
         	Funds LLC and Merganser Capital Management  LP
         	with respect to Total Return Bond Fund.  (v)
 (h)(iv) 	Form  of  supplement  to  Administration   and
         	Shareholder  Services Agreement  with  respect
         	to   Managers   Science  &  Technology   Fund,
         	Managers  20  Fund,  Managers  Mid-Cap   Fund,
         	Managers  Large-Cap  Fund,  Managers  Balanced
         	Fund,  Managers  Convertible Securities  Fund,
         	Managers  High  Yield Fund and Managers  Fixed
         	Income Fund.  (vi)
 (h)(v)  	Form  of Transfer Agency and Service Agreement
         	between  Managers Trust II and Firstar  Mutual
         	Fund Services, LLC.  (vi)
 (i)(i)  	Legal Opinion (Short Duration Government Fund
          	and Intermediate Duration Government Fund).
          	(i)
 (i)(ii) 	Legal Opinion (Total Return Bond Fund).  (v)

 (i)(iii) Legal Opinion (Managers Science & Technology Fund, Managers 20 Fund, Managers Mid-Cap
                Fund, Managers Large-Cap Fund, Managers
                Balanced Fund, Managers Convertible
          	Securities Fund, Managers High Yield Fund and Managers Fixed Income Fund). (vi)
 (j)     	Consent of PricewaterhouseCoopers LLP.
          	(filed herewith)
 (k)       	Not Applicable.
 (l)       	Initial Capital Agreements:  incorporated
 		by reference.
 (m)(i)    	Plan of Distribution pursuant to Rule 12b-1
 		for Total Return Bond Fund.  (v)
 (m)(ii) 	Plan of Distribution pursuant to Rule 12b-1
          	for Managers Science & Technology Fund,
          	Managers 20 Fund, Managers Mid-Cap Fund,
          	Managers Large-Cap Fund, Managers Balanced
          	Fund, Managers Convertible Securities Fund,
          	Managers High Yield Fund and Managers Fixed
          	Income Fund.
 (n)    	Rule 18f-3 plan for Managers Science &
          	Technology Fund, Managers 20 Fund, Managers
          	Mid-Cap Fund, Managers Large-Cap Fund,
          	Managers Balanced Fund, Managers Convertible
          	Securities Fund, Managers High Yield Fund and Managers Fixed Income Fund. (vii)
 (o)(i)  	Code of Ethics of Managers Trust II effective
          	August 1, 2000.  (ii)
 (o)(ii)	Code of Ethics of The Managers Funds LLC and
          	Managers Distributors, Inc adopted June, 2000
          	and March 1, 2001.  (iii)
 (o)(iii)	Code of Ethics of Smith Breeden Associates,
          	Inc adopted as of October 22, 1992 and
          	revised as of April 30, 2000.  (ii)
 (o)(iv)   	Code of Ethics of Merganser Capital
 		Management LP adopted as of June 21, 1996 and as
 		amended February 23, 2000.  (v)
 (o)(v)  	Code of Ethics of 40/86 Advisors, Inc. filed
          	as Appendix A to Part B of this Registration
          	Statement.
 (o)(vi) 	Code of Ethics of Oak Associates, ltd. filed
          	as Appendix A to Part B of this Registration
          	Statement.
 (o)(vii)	Code of Ethics of Chicago Equity Partners,
          	LLC filed as Appendix A to Part B of this
          	Registration Statement.
 (p)(i)         Power of Attorney dated June 2, 2000.
 (ii)
 (p)(ii)   	Power of Attorney dated October 18, 2002.
 (iv)

 -------------------------------------------

 (i)  	Filed as an exhibit to the Registrant's
 	Registration Statement on Form N-1A, Registration
 	Nos. 033-43089; 811-06431 (filed May 31, 1995).

 (ii) 	Filed as an exhibit to the Registrant's
 	Registration Statement on Form N-1A, Registration
 	Nos. 033-43089; 811-06431 (filed August 1,
 	2000).

 (iii)  Filed as an exhibit to the Registrant's
 	Registration Statement on Form N-1A, Registration
 	Nos. 033-43089; 811-06431 (filed August 1, 2001).

 (iv) 	Filed as an exhibit to the Registrant's
 	Registration Statement on Form N-1A, Registration
 	Nos. 033-43039, 811-06431.  (Filed October 18,
 	2002).

 (v)  	Filed as an exhibit to the Registrant's
 	Registration Statement on Form N-1A, Registration
 	Nos. 033-43039, 811-06431.  (Filed December 18,
 	2002).

 (vi)   Filed as an exhibit to the Registrant's
     	Registration Statement on form N-1A, Registration
     	Nos. 033-43-30, 811-06431.  (Filed November 3,
     	2003).

 (vii)  Filed as an exhibit to the Registrant's
     	Registration Statement on form N-1A, Registration
     	Nos. 033-43-30, 811-06431.  (Filed December 18, 2003).

Item 24. Persons Controlled by or Under Common Control with Registrant.

          None.

Item 25.  Indemnification.

          Reference is made to Article IV, Sections 4.2 and 4.3 of Registrant's Declaration of Trust
          (Exhibit 1(a)) with respect to
          indemnification of the Trustees and officers of Registrant against liabilities which may be incurred by them in such capacities.
          Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission ("SEC"), such indemnification is against public policy as expressed in the act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities
          (other than the payment by the Registrant of expenses incurred or paid by a Trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the act and will be governed by the final adjudication of such issue. Each disinterested Trustee has entered into an Indemnity Agreement with the adviser whereby the adviser indemnifies each disinterested
          Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the fund.

Item 26.  Business and Other Connections of Investment
          Adviser.

          The Managers Funds LLC, a registered
          investment adviser, serves as investment adviser to the Trust. The Managers Funds LLC is a subsidiary of Affiliated Managers Group, Inc. ("AMG") and a wholly owned subsidiary of AMG serves as its managing member. The
          Managers Funds LLC serves exclusively as an investment adviser to and distributor of shares of investment companies registered under the 1940 Act. The business and other connections of the Officers and Directors of the Managers Funds LLC, are listed in Schedules A and D of its ADV Form as currently on file with the commission, the text of which schedules are hereby incorporated herein by reference. The file number of said ADV Form is 801-56365.

          The Managers Funds LLC has hired a subadviser for each fund of the Trust. The business and other connections of the officers and directors of the sub-adviser are listed in their respective Schedules A and D of its ADV
          Form as currently on file with the
          commission, the text of which schedules are hereby incorporated herein by reference. The
          Subadviser for Short Duration Government Fund and Intermediate Duration Government Fund is
          Smith Breeden Associates, Inc, whose ADV Form file number is 801-17567. The Subadviser for Total Return Bond Fund is Meganser Capital
          Management LP, whose ADV Form file number is 801-57541. The Subadviser for Managers
          Balanced Fund (fixed-income portion),
          Managers Convertible Securities Fund,
          Managers High Yield Fund and Managers Fixed
          Income Fund is 40/86 Advisors, Inc. (formerly
          Conseco Capital Management, Inc.), whose ADV
          Form file number is 801-17857.  The
          Subadviser for Managers Science & Technology
          Fund and Managers 20 Fund is Oak Associates, ltd., whose ADV Form file number is 801-
          23632.  The Subadviser for Managers Mid-Cap
          Fund, Managers Large-Cap Fund and Managers
          Balanced Fund (equity portion) is Chicago
          Equity Partners, LLC whose ADV Form file number is 801-57280.

Item 27.  Principal Underwriters.

  (a) Managers Distributors, Inc. acts as principal underwriter for the Registrant. Managers
          Distributors, Inc. also acts as principal underwriter for Managers AMG Funds, The
          Managers Funds and Managers Trust I.

  (b) The following information relates to the directors, officers and partners of Managers
          Distributors, Inc.:



Name and Principal    	Positions and Offices	Positions and
Business Address      	with Underwriter	Offices with Fund
------------------  	---------------------	-----------------
Nathaniel Dalton      	Director		None
c/o Affiliated Managers
Group, Inc.
600 Hale Street
Prides Crossings, MA 01965

Daniel J. Shea        	Director		None
c/o Affiliated Managers
Group, Inc.
600 Hale Street
Prides Crossings, MA 01965

John Kingston, III    	Director		None
c/o Affiliated Managers and Secretary
Group, Inc.
600 Hale Street
Prides Crossings, MA 01965

Peter M. Lebovitz     	President		Trustee and
c/o The Managers Funds LLC			President
800 Connecticut Avenue
Norwalk, Connecticut 06854

Donald S. Rumery      	Treasurer		Secretary and
c/o The Managers Funds LLC			Treasurer
800 Connecticut Avenue
Norwalk, Connecticut 06854


  (c)    Not applicable.

Item 28.  Locations of Accounts and Records.

          The accounts, books or other documents
          required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be kept by the Registrant at the following offices:

  (1)     At the offices of the Registrant at 800
          Connecticut Avenue, Norwalk, Connecticut
          06854 and at the offices of the Custodian, The Bank of New York, 100 Church Street, New
          York, New York 10005 and at the offices of Boston Financial Data Services, Inc., 1776
          Heritage Drive, North Quincy, Massachusetts
          01171.

  (2)    Smith Breeden Associates, Inc., 100 Europa
          Drive, Suite 200, Chapel Hill, NC 27514

  (3)    Merganser Capital Management LP, One
          Cambridge Center, Cambridge, MA 02142

  (4)    40/86 Advisors, Inc., 11825 N. Pennsylvania
          Avenue, Carmel, IN 46032

  (5)    Oak Associates, ltd., 3875 Embassy Parkway,
          Suite 250, Akron, OH 44333

  (6)    Chicago Equity Partners, LLC, 180 N. LaSalle
          Street, Suite 3800, Chicago, IL 60601

Item 29.  Management Services.

          There are no management-related service
          contracts other than the Fund Management
          Agreement relating to management services described in Parts A and B.

Item 30.  Undertakings.

  (a) The Registrant previously has undertaken to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (b) The Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

=====================================================================





             CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 13, 2004, relating to the financial statements and financial highlights which appears in the December 31, 2003 Annual Report to Shareholders of
Conseco Fund Group, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings
"Financial Highlights" and "Independent Auditors" in such Registration Statement.


PricewaterhouseCoopers LLP
Indianapolis, Indiana
April 1, 2004

=====================================================================




                       SIGNATURES
		       ----------

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration
Statement under Rule 485(b) of the Securities Act and has duly caused this Amendment to the Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk and State of Connecticut, on the 31st day of March, 2004.

                              MANAGERS TRUST II


                              BY:  /s/ Donald S. Rumery
                                 Donald S. Rumery
                                 Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature               Title              	Date
---------		-----			----


	*		Trustee			March 31, 2004
-------------------
Jack W. Aber


	*		Trustee			March 31, 2004
-------------------
William E. Chapman, II

	*		Trustee			March 31, 2004
-------------------
Sean M. Healy

	*		Trustee			March 31, 2004
-------------------
Edward J. Kaier

	*		Trustee			March 31, 2004
-------------------
Eric Rakowski

	*		Trustee			March 31, 2004
-------------------
Steven J. Paggiolli

	*		Trustee			March 31, 2004
-------------------
Madeline H. McWhinney

	*		Trustee			March 31, 2004
-------------------
Thomas R. Schneeweis
	*		Trustee			March 31, 2004
-------------------
Peter M. Lebovitz

	*		Trustee			March 31, 2004
-------------------
Galan G. Daukas

/s/ Donald S. Rumery	Trustee			March 31, 2004
-------------------
Donald S. Rumery



*By Donald S. Rumery pursuant to Power of Attorney.